                                                     Registration Nos. 333-63412
                                                                       811-04865
     As filed with the Securities and Exchange Commission on April 30, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.  [_]                             [_]

     Post-Effective Amendment No. [18]                            [X]

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                [91]                            [X]

                              VARIABLE ACCOUNT A OF
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           (Exact Name of Registrant)

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 80 Pine Street
                            New York, New York 10005
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, Including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

     It is proposed that the filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on April 30, 2008 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account A of American International Life Assurance Company of New York under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                        GROUP IMMEDIATE VARIABLE ANNUITY
                               CONTRACT ISSUED BY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         THROUGH ITS VARIABLE ACCOUNT A

                     This prospectus is dated April 30, 2008

This prospectus describes information you should know before you purchase a Group Immediate Variable Annuity Contract (the "Contract"). On page 5 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 4.

THE CONTRACT IS AVAILABLE AS A QUALIFIED CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.

The Contract is a single premium immediate variable annuity contract between you and American International Life Assurance Company of New York ("AILife") where you agree to make one Premium Payment to AILife and AILife agrees to make a stream of Annuity Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals within groups. It is immediate because we start making Annuity Payments within 12 months from the Contract Date.

The description of the Contract in this prospectus is fully applicable to your certificate and the word "Contract" includes any such certificate.

The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the Contract is not suitable as a short-term investment.

The Contract has 31 investment options to which you can allocate your money - 30 variable investment options and one fixed investment option. If your contract is a non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans (The Vanguard Group(R) public Mutual Funds), will not be available for you to allocate your money within your contract. The fixed investment option is part of our general account and, if chosen, each of your Annuity Payments will generally be the same amount. If you select a variable Annuity Payment, the periodic payments will change depending on the investment performance of the portfolios you select. You bear the investment risk. The currently offered variable investment options are Portfolios of Vanguard Variable Insurance Fund(R) ("Vanguard VIF Portfolios") and The Vanguard Group public Mutual Funds ("Vanguard Funds"). Vanguard VIF Portfolios and Vanguard Funds are collectively referred to in this prospectus as the "Funds."

See "Investment Options" on page 7 for a complete list of the variable investment options. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AILife representative or from our Administrative Center as shown on page 4 of this prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS

DEFINITIONS................................................................    5
SUMMARY OF THE CONTRACT....................................................    6
   PURPOSE OF THE ANNUITY CONTRACT.........................................    6
   TYPE OF CONTRACT........................................................    7
   PURCHASE OF THE CONTRACT................................................    7
   INVESTMENT OPTIONS......................................................    7
   EXPENSES................................................................    8
      SALES CHARGE.........................................................    8
      MORTALITY AND EXPENSE RISK CHARGE....................................    8
      PREMIUM TAX CHARGE...................................................    8
      OTHER EXPENSES.......................................................    8
   RIGHT TO EXAMINE PERIOD.................................................    9
   CANCELLATION RIGHTS.....................................................    9
FEE TABLES.................................................................    9
CONDENSED FINANCIAL INFORMATION............................................   10
INVESTMENT OPTIONS.........................................................   10
   VARIABLE INVESTMENT OPTIONS.............................................   10
   FIXED INVESTMENT OPTION.................................................   19
EXPENSES...................................................................   19
   SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS..........................   19
   SALES CHARGE............................................................   20
   MORTALITY AND EXPENSE RISK CHARGE.......................................   20
   STATUTORY PREMIUM TAXES.................................................   20
   INCOME TAXES............................................................   21
   TRANSFER FEE............................................................   21
   FUND EXPENSES...........................................................   21
   REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS
   CREDITED................................................................   21
THE CONTRACT...............................................................   21
   GENERAL DESCRIPTION.....................................................   21
   WHO SHOULD PURCHASE A CONTRACT..........................................   22
   ABOUT THE CONTRACT......................................................   22
   PURCHASING A CONTRACT...................................................   22
   ALLOCATION OF PREMIUM...................................................   22
   RIGHT TO EXAMINE PERIOD.................................................   23
   MARKET TIMING...........................................................   23
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION
     SHARING OBLIGATIONS...................................................   24
   TRANSFERS AMONG INVESTMENT OPTIONS......................................   25
      MINIMUM TRANSFER AMOUNT..............................................   25
   EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT
      OPTIONS..............................................................   25
   TRANSFER REQUESTS IN GOOD ORDER.........................................   26
   AUTOMATIC REBALANCING...................................................   26

   DOLLAR COST AVERAGING...................................................   27
   CANCELLATION RIGHTS.....................................................   27
      ACCESS TO YOUR MONEY.................................................   27
      CANCELLATION OF THE CONTRACT.........................................   27
      COMPUTING THE CANCELLATION VALUE.....................................   28
      TAXES................................................................   28
   RIGHTS RESERVED BY THE COMPANY..........................................   28
ANNUITY PAYMENTS...........................................................   29
   GENERALLY...............................................................   29
   ANNUITY PAYMENT OPTIONS.................................................   30
   ANNUITY UNITS...........................................................   31
   DETERMINATION OF THE INITIAL ANNUITY PAYMENT............................   32
   IMPACT OF ANNUITANTS AGE ON ANNUITY PAYMENTS............................   32
   IMPACT OF ANNUITANTS GENDER ON ANNUITY PAYMENTS.........................   32
   IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY
      PAYMENTS.............................................................   33
   IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON
      ANNUITY PAYMENTS.....................................................   33
   DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS...................   33
   ASSUMED INVESTMENT RETURN...............................................   34
ACCESS TO YOUR MONEY.......................................................   35
   GENERALLY...............................................................   35
   DEFERMENT OF PAYMENTS...................................................   35
DEATH BENEFIT..............................................................   35
   DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE............................   35
   DEATH PRIOR TO INCOME START DATE........................................   36
   DEATH OF CONTRACT OWNER AFTER THE INCOME START DATE.....................   36
   DEATH OF ANNUITANT AFTER THE INCOME START DATE..........................   36
   DESIGNATION OF BENEFICIARY..............................................   37
PERFORMANCE................................................................   37
TAXES......................................................................   38
   INTRODUCTION............................................................   38
   ANNUITY CONTRACTS IN GENERAL............................................   38
   TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS....................   39
   DISTRIBUTIONS IN GENERAL................................................   39
   TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED
      CONTRACTS............................................................   41
   NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS....................   43
   SECTION 1035 EXCHANGES..................................................   43
   DIVERSIFICATION AND INVESTOR CONTROL....................................   43
   WITHHOLDING.............................................................   43
OTHER INFORMATION..........................................................   44
   AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
      NEW YORK.............................................................   44
   GUARANTEE OF INSURANCE OBLIGATIONS......................................   45
   OWNERSHIP...............................................................   45
   VOTING PRIVILEGES.......................................................   45

   DISTRIBUTION OF THE CONTRACT............................................   46
   LEGAL PROCEEDINGS.......................................................   46
FINANCIAL STATEMENTS.......................................................   47
APPENDIX...................................................................   48
   HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS..........................   48
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
   INFORMATION.............................................................   58

CONTACT INFORMATION: Here is how you can contact us about the Group Immediate Variable Annuity Contracts:

ADMINISTRATIVE CENTER:                  HOME OFFICE:
-------------------------------------   -------------------------------------
(U.S. MAIL)                             American International Life Assurance
American International Life Assurance   Company of New York
Company of New York                     80 Pine Street
Group Annuity Administration            New York, New York 10005
Department
600 King Street (DPEN)
Wilmington, Delaware 19801
1-877-299-1724

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 600 King Street
(DPEN), Wilmington, Delaware, 19801, telephone: 1-877-299-1724.

Annuitant - The person you designate to receive Annuity Payments and whose life determines the duration of Annuity Payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Annuity Payment Options under the Contract permit a Joint Annuitant.

Annuity Payment - The series of periodic income payments selected by the Contract Owner.

Annuity Payment Option - The method in which you choose to receive your stream of Annuity Payment(s).

Annuity Unit - An accounting unit of measure used to calculate Annuity Payments after the Contract Date.

Assumed Investment Return - The net investment return that will cause variable Annuity Payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable Annuity Payments.

Company - American International Life Assurance Company of New York, 80 Pine Street, New York, New York 10005.

Contract Anniversary - An anniversary of the date we issued your Contract.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

Contract Year - Each twelve-month period beginning on the Contract Date.

Group Immediate Variable Annuity Contractholder - An entity or person who is issued a Contract for the benefit of participants in the group. These participants are referred to as "Contract Owners" in this prospectus.

Income Change Date - The date on which the amount of your next variable Annuity Payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable Annuity Payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

Income Start Date - The date on which Annuity Payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that Annuity Payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references in this prospectus to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Contract Date, when you may return your Contract to the Company.

Statutory Premium Tax - A tax charged by a state or municipality on Premium Payments.

Valuation Date - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 4:00 p.m. Eastern time.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the Statement of Additional Information ("SAI"), and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides Annuity Payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of Annuity Payment Options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of Annuity Payments, generally for retirement, but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over or converted from tax-qualified plans such as 401(k) Plans, 403(b) Plans, government 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $10,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 30 of which are currently offered under the Contract. Each of the 30 subaccounts invests exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio.

The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

The variable investment options currently offered are:

VANGUARD FUNDS

Vanguard 500 Index Fund
Vanguard Dividend Growth Fund
Vanguard GNMA Fund
Vanguard Inflation-Protected Securities Fund
Vanguard Prime Money Market Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Total Bond Market Index Fund

Vanguard U.S. Growth Fund
Vanguard Wellington(TM) Fund
Vanguard Windsor(TM) Fund
Vanguard LifeStrategy(R) Conservative Growth Fund
Vanguard LifeStrategy(R) Growth Fund
Vanguard LifeStrategy(R) Income Fund
Vanguard LifeStrategy(R) Moderate Growth Fund

VANGUARD VIF PORTFOLIOS

Vanguard VIF Balanced Portfolio
Vanguard VIF Capital Growth Portfolio
Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF Growth Portfolio
Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF REIT Index Portfolio
Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Total Stock Market Index Portfolio

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

Allocating part or all of your Premium Payment to a subaccount means you have elected, at least in part, a variable Annuity Payment. The amount of your variable Annuity Payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed Annuity Payment. Under this option, the periodic amount you receive will not change.

EXPENSES

The Company deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

SALES CHARGE.  We may deduct a one time charge from your Premium Payment.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

PREMIUM TAX CHARGE. Certain states assess a Premium Tax charge for Premium Payments made under the Contract. If applicable, the Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

RIGHT TO EXAMINE PERIOD

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Examine Period" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted. We reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                   MAXIMUM CONTRACT OWNER TRANSACTION EXPENSES

                     CHARGE                                             AMOUNT
-------------------------------------------------   ----------------------------------------------
Sales Load Imposed on Purchases (as a percentage                    4% of premium
of purchase payments)

Transfer Fee                                                       $10 per transfer
                                                    (There is no charge for the first 12 transfers
                                                    each Contract year; thereafter, we reserve the
                                                     right to charge a fee of $10 per transfer.)

Statutory Premium Taxes - Qualified Contracts                      0 - 1% of premium

Statutory Premium Taxes - Non-Qualified Contracts                 0 - 3.5% of premium

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

                        VARIABLE ACCOUNT ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

                     CHARGE                 AMOUNT
-----------------------------------------   ------
Maximum Mortality and Expense Risk Fees      1.25%

   TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES    1.25%

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
            (AS A PERCENTAGE OF AVERAGE DAILY VARIABLE ACCOUNT VALUE)

CHARGE                                  MAXIMUM   MINIMUM
-------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES     0.50%     0.14%
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS INCLUDE MANAGEMENT FEES,
DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses. You may request copies of the Funds' prospectuses by contacting our Administrative Center.

                         CONDENSED FINANCIAL INFORMATION

As of the fiscal year ended December 31, 2007, there were no outstanding accumulation units.

                               INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

Variable Account A

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one Fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard Funds

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each of the Funds available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

     . Vanguard 500 Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically, but not always, will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

     . Vanguard GNMA Fund seeks to provide a moderate level of current income. The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. Securities issued by most U.S. government agencies other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

     . Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

     . Vanguard Prime Money Market Fund seeks to provide current income while maintaining liquidity and a stable share price of $1. The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund maintains a dollar-weighted average maturity of 90 days or less.

     . Vanguard Small-Cap Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The Fund employs a "passive management"- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI) US Small Cap Growth Index, a broadly diversified index of growth stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Small-Cap Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund employs a "passive management"- or indexing - investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of value stocks of smaller U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard Total Bond Market Index Fund seeks to track the performance of a broad, market-weighted bond index. The Fund employs a "passive management" or indexing-investment approach designed to track the performance of the Lehman Brothers U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Fund invests by "sampling" the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

     . Vanguard U.S. Growth Fund seeks to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.

     . Vanguard Wellington Fund seeks to provide long-term capital appreciation and reasonable current income. The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Fund assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

     . Vanguard Windsor Fund seeks to provide long-term capital appreciation and income. The Fund invests mainly in mid-and large-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisors feel are trading at prices that are below average in relation to such measures as earnings and book value. The Fund uses multiple investment advisors.

     . Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

     . Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

     . Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

     . Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Each Fund is part of The Vanguard Group, Inc. ("Vanguard"), a family of 37 investment companies with more than 150 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to Vanguard 500 Index Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Prime Money Market Fund, Vanguard Small-Cap Growth Index Fund, Vanguard Small-Cap Value Index Fund, and Vanguard Total Bond Market Index Fund. Vanguard manages these funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain of the funds employ external advisors. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisors to Vanguard U.S. Growth Fund. Wellington Management Company, LLP serves as advisor to Vanguard Dividend Growth Fund, Vanguard GNMA Fund, and Vanguard Wellington Fund. Wellington Management Company, LLP and AllianceBernstein L.P. serve as advisors to Vanguard Windsor Fund. The LifeStrategy Funds receive advisory services indirectly by investing in other Vanguard funds. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

Vanguard VIF Portfolios

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each of the Funds available under the Contract. There is no assurance that any of these portfolios will achieve its stated objective.

     . Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

     . Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

     . Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

     . Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

     . Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stock of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

     . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds - commonly known as "junk bonds" - with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B, or the equivalent, convertible securities, and preferred stocks.

     . Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside of the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.

     . Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

     . Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

     . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the MSCI US REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

     . Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed-income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

     . Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

     . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the Lehman Brothers U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

     . Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"-or indexing-investment approach designed to track the performance of the Standard & Poor's ("S&P") Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds-Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

Vanguard serves as the investment advisor to Vanguard VIF Equity Index Portfolio, Vanguard VIF Mid-Cap Index Portfolio, Vanguard VIF Money Market Portfolio, Vanguard VIF REIT Index Portfolio, Vanguard VIF Short Term Investment-Grade Portfolio, and Vanguard VIF Total Bond Market Index Portfolio. Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in another Vanguard fund and Vanguard VIF Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain of the funds employ external advisors. PRIMECAP Management Company serves as advisor to Vanguard VIF Capital Growth Portfolio. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisors to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as advisor to Vanguard VIF High Yield Bond Portfolio and Vanguard VIF Balanced Portfolio. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to Vanguard VIF Diversified Value Portfolio. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to Vanguard VIF Equity Income Portfolio.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the Annuity Payments you receive will be unaffected by investment performance.

                                    EXPENSES

Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the Fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS

     .    Maximum sales loads or sales charges: 4.00% of premium

     .    No annual Contract maintenance charge

     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10 per transfer after the first 12 transfers in a Contract year)

     .    Maximum Annual Mortality and Expense Risk Charge: 1.25%

     . Fees and expenses paid by the Funds which ranged from 0.14% to 0.50% in the fiscal year ended December 31, 2007

SALES CHARGE

We will deduct a maximum of 4.00% of your Premium Payment as a sales charge. The value of your Premium Payment (or "net" Premium Payment), after the sales charge and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable income payments. AILife receives the sales charge to cover sales expenses, including commissions.

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make Annuity Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly Annuity Payments regardless of how long all Annuitants may live.

The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Premium Taxes on annuity Contracts.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

TRANSFER FEE

There is no charge for the first 12 transfers each Contract year; after the first 12 transfers in a Contract year, we reserve the right to charge $10 per transfer.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum Fund expenses are described in the fee table contained in the prospectus.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     .    the size and nature of the group;

     .    the total amount of premium we expect to receive from the group;

     . any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. The Contract provides income in the form of Annuity Payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), or you may purchase the Contract by transferring assets from another individual retirement annuity or "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Funds, the amount of the variable Annuity Payments will depend on the investment performance of the Funds you select.

The Contract also has a fixed investment option that is part of our general account. Each Annuity Payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

Under the Contract, you will have access to your investment only through Annuity Payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto). The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide Annuity Payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $10,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained. To include the new Funds available as of May 1, 2004, we will provide you information on how to change your allocation should you choose to do so.

RIGHT TO EXAMINE PERIOD

If for any reason you are not satisfied with your Contract, you may return it to us within 10 days after you receive it and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to the Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. The allocation of your investment out of the Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Vanguard VIF Money Market Portfolio during the Right to Examine Period.

To exercise your right to return your Contract, you must mail it directly to us at American International Life Assurance Company of New York, Attention: Group Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net Premium Payment that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy.

We are required to monitor the Contracts to determine if a Contract Owner requests:

     . an exchange out of a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violations of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of your Premium Payment among investment options to provide variable Annuity Payments can be changed by transfers of Fund values among the investment options made by written request. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

How transfers among variable investment options are effected:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Value, is the minimum number of Annuity Units that may be transferred.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

When you transfer money among the variable investment options, we will redeem units of the affected subaccounts at their prices as of the end of the current Valuation Date. We will credit any subaccount you transfer the money to at the same time.


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



The amount of the allocation in each subaccount will change with that subaccount's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

TRANSFER REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to transfer assets properly.

If we receive a transfer request and it is not in good order, the transfer will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is canceled.

AUTOMATIC REBALANCING

This feature automatically rebalances the current proportional value of your net Premium Payment allocated to each variable investment option under your Contract to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. Automatic rebalancing entails taking assets from the better performing subaccounts and allocating them to the lesser performing subaccounts.

You tell us the day of the month you want us to do the rebalancing (other than the 29th, 30th, or 31st) and whether you want the frequency to be monthly, quarterly, semi-annually or annually. For example, if you elect to begin rebalancing effective January 15th, and you have requested quarterly rebalancing, your automatic rebalancing will start on January 15th, occur next on April 15th, and will continue quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

DOLLAR COST AVERAGING

We offer dollar cost averaging that provides for automatic and scheduled transfers between variable investment options. You may maintain only one dollar cost averaging instruction with us at a time.

Annuity Units for dollar cost averaging will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

CANCELLATION RIGHTS

You may have the right to cancel your Contract if your Group Immediate Variable Annuity Contractholder has made the right available to you, and your Contract includes a Cancellation Endorsement, subject to the provisions below. Otherwise, the cancellation rights described in this section do not apply to you. If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY. If you are the Annuitant, you may access your money by receiving your scheduled Annuity Payments. If your Contract includes a Cancellation Endorsement, you, as Contract Owner, may cancel your Contract for its cancellation value within six (6) months after the Contract Date.

CANCELLATION OF THE CONTRACT. If your Contract includes a Cancellation Endorsement, and if the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your Contract. It is available with both the variable and the fixed payouts under all Annuity Payment Options. To elect a cancellation, the Contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed Annuity Payments, to be determined as follows.

     . The value of future variable Annuity Payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine Annuity Payments, to the future variable Annuity Payments which are to be paid in accordance with the Annuity Payment Option in effect when cancellation is requested. The amount of future variable Annuity Payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

     . Fixed Annuity Payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed Annuity Payments which is to be paid in accordance with the Annuity Payment Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of Annuity Payments at the Contract Date. For example, if the current annuity purchase rates for fixed Annuity Payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed Annuity Payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the following rights to:

     .    Reflect a change in the variable account or any subaccount thereunder;

     .    Create new variable accounts;

     . Operate the variable account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

     . Transfer any assets in any subaccount in the variable account with another variable account;

     . Add, combine or remove subaccounts in the variable account, or combine the variable account with another variable account;

     . Make any new subaccounts available to the Contract Owner on a basis to be determined by the Company;

     . Substitute for the shares held in any subaccount the shares of another underlying Fund or the shares of another investment company or any other investment permitted by law;

     . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

     .    Make any changes to comply with the rules of any Fund.

                                ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic Annuity Payments. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date and can start as early as 1 month after we receive your Premium Payment. In addition, Annuity Payments must begin by the Annuitant's 91st birthday. If a state requires that Annuity Payments begin prior to such date, we must comply with those requirements.

We will make Annuity Payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them. For Annuity Payments:

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of his or her current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four Annuity Payment Options described below. We may make other Annuity Payment Options available subject to our discretion. Please refer to your Contract specific materials for the Annuity Payment Options available in your Contract. If your Annuity Payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make Annuity Payments as long as the Annuitant is alive. Annuity Payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

          Under this option, we will make Annuity Payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make Annuity Payments so long as the Joint Annuitant is alive. However, the amount of the remaining Annuity Payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make Annuity Payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the Annuity Payments to be made to the Joint Annuitant, upon the later of the Annuitant's death or the end of the guaranteed period, will be:

     . equal to the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

     . lower than the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

All things being equal, Annuity Payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each Annuity Payment as determined by our currently used annuity rate factors. The Annuity Unit value for each Fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first Annuity Payment:

     . the portion of the premium allocated to provide variable Annuity Payments and the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return;

     . the portion of the Premium Payment allocated to provide fixed Annuity Payments and prevailing fixed interest rates;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the Annuity Payment Option selected;

     .    the frequency of Annuity Payments;

     .    the deduction of applicable Premium Taxes; and

     .    the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable Annuity Payments to reflect the performance of the investment options you chose after the net investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Annuity Payment as follows. The portion of the first Annuity Payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable Annuity Payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     .    If value is transferred from one investment option to another.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor Annuity Payment Option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable Annuity Payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable Annuity Payments will remain level until the next Income Change Date. Subsequent variable Annuity Payments may be more or less than the previously calculated variable Annuity Payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

ASSUMED INVESTMENT RETURN

The amount of the Annuity Payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the Fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects Annuity Payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups. Currently, we offer AIRs of 3.5% and 5%. In the future we may make additional AIRs available.

     . If you allocate a portion of your premium to variable annuity income, then you invest this premium into the annuity investment options available and select an AIR. If more than one AIR is offered you will need to decide between a higher or lower AIR.

     . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

     . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If net performance (rate of return after expenses) is exactly equal to the AIR, the level of the variable Annuity Payments will not change. If the net performance of your annuity investment options is higher than the AIR, then your Annuity Payments will increase. Similarly, if net performance of your annuity investment options is less than the AIR, then your Annuity Payments will decrease.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

GENERALLY

Depending on the Annuity Payment Option you select and whether you are the Annuitant, you may receive Annuity Payments according to the Annuity Payment Option you select. Under certain Annuity Payment Options, surrenders may be permitted.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of or determination of the value of shares of the Funds is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

If your Group Immediate Variable Annuity Contractholder has made the cancellation right available to you, your Contract includes a Cancellation Endorsement, and the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract issued), we will pay a lump sum death benefit in the event that the Annuitant and Joint Annuitant, if any, die within six (6) months of the Contract Date. The benefit shall be payable to the Contract Owner, if living, or if not, to the beneficiary.

The amount of the lump sum death benefit will be determined by:

     . calculating the actuarial present value of future variable Annuity Payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed Annuity Payments, minus any fixed Annuity Payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six month period. Note: If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF CONTRACT OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the Annuity Payment Option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the Annuity Payment Option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the Annuity Payment Option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more beneficiaries for the Annuitant and name them on the Annuity Enrollment Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of beneficiary irrevocable. Changes in the beneficiary may then be made only with the consent of the designated irrevocable beneficiary. The Annuitant may also make the designation of beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the Fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity variable accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities;

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as Annuity Payments or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax in general does not apply:

     . where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 - A Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also contact your tax adviser before taking surrenders.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity Payments of $10,000 from a traditional individual retirement annuity. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

Conversions

In years prior to 2010, if you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

General

For Annuity Payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Annuity Payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Annuity Payments will be taxable. If Annuity Payments stop due to the death of the

Annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

A Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception
Applies

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of death;

     .    the payment is made on account of the taxpayer's disability;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during an annuity period;

     .    or in certain other circumstances.

It should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also seek the advice of your tax adviser.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying Funds for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the Owner of the Contract, could be treated as the owner of assets in the Funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on Annuity Payments and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders, we are required to withhold 10% of the taxable portion of any lump sum distribution unless you elect out of withholding. For Annuity Payments, we will withhold on the taxable portion of Annuity Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any distribution or Annuity Payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

AILife is a stock life insurance company organized under the laws of New York. AILife's home office address is 80 Pine Street, New York, New York 10005. AILife was incorporated in 1962. AILife is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AILife and its affiliates.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the Company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

AILife is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AILife's membership in IMSA applies only to AILife and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under the Contracts are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AILife. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

AILife expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AILife.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the Contract Owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Variable Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of American International Life Assurance Company of New York (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for American International Life Assurance Company of New York's other variable accounts and for the variable accounts of certain American International Life Assurance Company of New York affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

American International Life Assurance Company of New York may pay commissions of no more than 4% of each Premium Payment to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

LEGAL PROCEEDINGS

AILife is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AILife believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AILife's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

The Financial Statements of AILife, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street, (DPEN), Wilmington, Delaware, 19801, Attn:
Group Annuity Administration Department or call us at 1-877-299-1724. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                    APPENDIX

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable Annuity Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Annuity Payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.02%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.02%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the Funds' management fees and operating expenses at an annual rate of approximately 0.27% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.27%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly Annuity Payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.27% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.52%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow - one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option. The second assumes that 50% of the single Premium Payment is allocated to a fixed Annuity Payment Option using the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed Annuity Payment Option, the guaranteed minimum Annuity Payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. The illustrated variable Annuity Payments use an Assumed Investment Return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing Annuity Payments and actual performance less than 3.5% per year will result in decreasing Annuity Payments. We may offer alternative Assumed Investment Returns. Fixed Annuity Payments remain constant.

These tables show the monthly Annuity Payments for several hypothetical constant Assumed Investment Returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly Annuity Payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an Annuity Payment Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $688.58

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $569.11

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2008        65      $569.11   $569.11   $569.11   $569.11   $  569.11   $  569.11
   2        2009        66       541.53    569.11    574.52    585.52      596.52      607.51
   3        2010        67       515.28    569.11    579.98    602.40      625.24      648.51
   4        2011        68       490.31    569.11    585.50    619.77      655.35      692.27
   5        2012        69       466.55    569.11    591.06    637.64      686.91      738.98
  10        2017        74       363.94    569.11    619.70    735.01      869.01    1,024.30
  15        2022        79       283.89    569.11    649.72    847.25    1,099.39    1,419.79
  20        2027        84       221.45    569.11    681.20    976.64    1,390.84    1,967.97

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $688.58

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $344.29. The monthly guaranteed payment of $344.29 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2008        65      $628.85   $628.85   $628.85   $628.85   $  628.85   $  628.85
   2        2009        66       615.05    628.85    631.55    637.05      642.55      648.05
   3        2010        67       601.93    628.85    634.28    645.49      656.91      668.54
   4        2011        68       589.45    628.85    637.04    654.17      671.96      690.42
   5        2012        69       577.56    628.85    639.82    663.11      687.74      713.78
  10        2017        74       526.26    628.85    654.14    711.79      778.79      856.44
  15        2022        79       486.24    628.85    669.15    767.92      893.98    1,054.18
  20        2027        84       455.02    628.85    684.89    832.61    1,039.71    1,328.27

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $648.10

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $527.37

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2008        65      $527.23   $527.23   $527.23   $527.23   $  527.23   $  527.23
   2        2009        66       501.68    527.23    532.24    542.43      552.62      562.81
   3        2010        67       477.37    527.23    537.30    558.07      579.23      600.78
   4        2011        68       454.23    527.23    542.41    574.16      607.12      641.32
   5        2012        69       432.22    527.23    547.57    590.71      636.36      684.60
   10       2017        74       337.15    527.23    574.10    680.92      805.06      948.92
   15       2022        79       263.00    527.23    601.91    784.90    1,018.49    1,315.31
   20       2027        84       205.15    527.23    631.07    904.77    1,288.49    1,823.15

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $648.10

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $324.05. The monthly guaranteed payment of $324.05 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%    10.00%        12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%     8.48%        10.48%
   1        2008        65      $587.67   $587.67   $587.67   $587.67   $587.67     $  587.67
   2        2009        66       574.89    587.67    590.17    595.27    600.36        605.45
   3        2010        67       562.73    587.67    592.70    603.08    613.66        624.44
   4        2011        68       551.17    587.67    595.26    611.13    627.61        644.71
   5        2012        69       540.16    587.67    597.83    619.41    642.23        666.35
   10       2017        74       492.63    587.67    611.10    664.51    726.58        798.51
   15       2022        79       455.55    587.67    625.01    716.50    833.29        981.70
   20       2027        84       426.63    587.67    639.59    776.43    968.30      1,235.62

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $686.24

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration:  $567.21

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
    1       2008        65      $567.21   $567.21   $567.21   $567.21   $  567.21   $  567.21
    2       2009        66       539.72    567.21    572.60    583.56      594.52      605.48
    3       2010        67       513.56    567.21    578.05    600.39      623.15      646.34
    4       2011        68       488.67    567.21    583.54    617.70      653.16      689.96
    5       2012        69       464.99    567.21    589.09    635.51      684.61      736.51
   10       2017        74       362.72    567.21    617.63    732.55      866.11    1,020.88
   15       2022        79       282.94    567.21    647.55    844.42    1,095.72    1,415.05
   20       2027        84       220.71    567.21    678.93    973.37    1,386.20    1,961.40

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $686.24

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $343.12. The monthly guaranteed payment of $343.12 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2008        65      $626.73   $626.73   $626.73   $626.73   $  626.73   $  626.73
   2        2009        66       612.98    626.73    629.42    634.90      640.38      645.86
   3        2010        67       599.90    626.73    632.14    643.31      654.70      666.29
   4        2011        68       587.46    626.73    634.89    651.97      669.70      688.10
   5        2012        69       575.62    626.73    637.66    660.87      685.43      711.38
  10        2017        74       524.48    626.73    651.94    709.40      776.17      853.56
  15        2022        79       484.59    626.73    666.90    765.33      890.98    1,050.64
  20        2027        84       453.48    626.73    682.58    829.81    1,036.22    1,323.82

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $646.19

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration:  $525.72

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%       8.48%      10.48%
   1        2008        65      $525.72   $525.72   $525.72   $525.72   $  525.72   $  525.72
   2        2009        66       500.24    525.72    530.72    540.88      551.04      561.19
   3        2010        67       476.00    525.72    535.76    556.47      577.57      599.06
   4        2011        68       452.93    525.72    540.86    572.51      605.38      639.49
   5        2012        69       430.98    525.72    546.00    589.02      634.54      682.64
  10        2017        74       336.19    525.72    572.45    678.97      802.75      946.21
  15        2022        79       262.25    525.72    600.19    782.66    1,015.57    1,311.54
  20        2027        84       204.57    525.72    629.27    902.17    1,284.80    1,817.93

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $646.19

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $323.10. The monthly guaranteed payment of $323.10 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.02%     6.00%     8.00%    10.00%        12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -1.52%     3.50%     4.48%     6.48%     8.48%        10.48%
   1        2008        65      $585.96   $585.96   $585.96   $585.96   $585.96     $  585.96
   2        2009        66       573.22    585.96    588.45    593.53    598.61        603.69
   3        2010        67       561.09    585.96    590.98    601.33    611.88        622.63
   4        2011        68       549.56    585.96    593.52    609.35    625.79        642.84
   5        2012        69       538.58    585.96    596.09    617.61    640.36        664.41
  10        2017        74       491.19    585.96    609.32    662.58    724.47        796.20
  15        2022        79       454.22    585.96    623.19    714.42    830.88        978.86
  20        2027        84       425.38    585.96    637.73    774.18    965.50      1,232.06

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION......................................................    3
     AILife..............................................................    3
     Variable Account A..................................................    3
     National Union Fire Insurance Company of Pittsburgh, Pa.............    3
SERVICES.................................................................    4
DISTRIBUTION OF THE CONTRACTS............................................    4
CONTRACT PROVISIONS......................................................    5
     Variable Annuity Payments...........................................    5
     Annuity Unit Value..................................................    5
     Net Investment Factor...............................................    6
     Misstatement of Age or Gender.......................................    7
     Evidence of Survival................................................    7
ADDITIONAL INFORMATION ABOUT THE CONTRACTS...............................    7
     Gender neutral policies.............................................    7
     Our General Account.................................................    7
MATERIAL CONFLICTS.......................................................    7
FINANCIAL STATEMENTS.....................................................    8
     Separate Account Financial Statements...............................    8
     AILife Financial Statements.........................................    8
     National Union Financial Statements.................................    9
     Incorporation of AIG Financial Information..........................    9
INDEX TO FINANCIAL STATEMENTS............................................    9
     Variable Account A Financial Statements.............................    9
     AILife Financial Statements.........................................    9
     National Union Financial Statements.................................   10

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

                                           AMERICAN INTERNATIONAL LIFE ASSURANCE
[LOGO] AIG (R) AMERICAN GENERAL                              COMPANY OF NEW YORK

For additional information about the Group Immediate Variable Annuity Contracts and the variable account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware 19801, Attention: Group Annuity Administration Department, or call us at 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Group Immediate Variable Annuity Contracts, including personalized illustrations of death benefits is available without charge to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the variable account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the variable account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Contracts issued by:
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
80 Pine Street, New York, New York 10005
A subsidiary of American International Group, Inc. ("AIG")

GROUP IMMEDIATE VARIABLE ANNUITY
Contract Form Number 21GVIA1000 with 26GVIA1000 certificate

Available only in the State of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American International Life Assurance Company of New York are its responsibility. AIG does not underwrite any annuity contract described by this prospectus. American International Life Assurance Company of New York is responsible for its own financial condition and contractual obligations.

                                   [LOGO] IMSA
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                         Membership in IMSA applies only
                    to American International Life Assurance
                  Company of New York and not to its products.

                             ICA File No. 811-04865

(C) 2008 American International Group, Inc. All rights reserved

                        GROUP IMMEDIATE VARIABLE ANNUITY
                               CONTRACT ISSUED BY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         THROUGH ITS VARIABLE ACCOUNT A

                     This prospectus is dated April 30, 2008

This prospectus describes information you should know before you purchase a Group Immediate Variable Annuity Contract (the "Contract"). On page 4 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 3.

THE CONTRACT IS AVAILABLE AS A QUALIFIED CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.

The Contract is a single premium immediate variable annuity contract between you and American International Life Assurance Company of New York ("AILife") where you agree to make one Premium Payment to AILife and AILife agrees to make a stream of Annuity Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals within groups. It is immediate because we start making Annuity Payments within 12 months from the Contract Date.

The description of the Contract in this prospectus is fully applicable to your certificate and the word "Contract" includes any such certificate.

The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the Contract is not suitable as a short-term investment.

The Contract has 21 investment options - 20 variable investment options and one fixed investment option. The fixed investment option is part of our general account and, if chosen, each of your Annuity Payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic Annuity Payments will change depending on the investment performance of the mutual Funds you select. You bear the investment risk. The currently offered variable investment options are mutual Funds from AllianceBernstein Variable Products Series Fund, Inc., American Funds(R), MFS(R) Mutual Funds, OppenheimerFunds(R), Putnam Investments, and the Vanguard Variable Insurance Fund(R) ("Vanguard VIF").

See "Investment Options" on page 6 for a complete list of the variable investment options. You should be sure you also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AILife representative or from our Administrative Center as shown on page 3 of this prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS


DEFINITIONS.....................................................................    4
SUMMARY OF THE CONTRACT.........................................................    6
   Purpose of the Annuity Contract..............................................    6
   Type of Contract.............................................................    6
   Purchase of the Contract.....................................................    6
   Investment Options...........................................................    6
   Expenses.....................................................................    7
      Sales Charge..............................................................    7
      Mortality and Expense Risk Charge.........................................    7
      Premium Tax Charge........................................................    7
      Other Expenses............................................................    7
   Right to Examine Period......................................................    8
   Cancellation Rights..........................................................    8
   Inquiries and Contract Owner and Annuitant Information.......................    8
FEE TABLES......................................................................    8
CONDENSED FINANCIAL INFORMATION.................................................    9
INVESTMENT OPTIONS..............................................................    9
   Variable Investment Options..................................................    9
   Fixed Investment Option......................................................   13
EXPENSES........................................................................   14
   Summary of Costs of Investing in the Contracts...............................   14
   Sales Charge.................................................................   14
   Mortality and Expense Risk Charge............................................   14
   Statutory Premium Taxes......................................................   15
   Income Taxes.................................................................   15
   Transfer Fee.................................................................   15
   Fund Expenses................................................................   15
   Reduction of Certain Charges and Additional Amounts Credited.................   15
   General......................................................................   16
THE CONTRACT....................................................................   16
   General Description..........................................................   16
   Who Should Purchase a Contract...............................................   16
   About the Contract...........................................................   17
   Purchasing a Contract........................................................   17
   Allocation of Premium........................................................   17
   Right to Examine Period......................................................   18
   Market Timing................................................................   18
   Restrictions Initiated By the Funds and Information Sharing Obligations......   19
   Transfers Among Investment Options...........................................   20
      Minimum Transfer Amount...................................................   20
   Effective Date of Transfers Among Variable Investment Options................   20
   Transfer Requests in Good Order..............................................   21
   Automatic Rebalancing........................................................   21
   Dollar Cost Averaging........................................................   21
   Cancellation Rights..........................................................   22
      Access To Your Money......................................................   22
      Cancellation Of The Contract..............................................   22
      Computing the Cancellation Value..........................................   22
      Taxes.....................................................................   23
   Rights Reserved by the Company...............................................   23
ANNUITY PAYMENTS................................................................   24
   Generally....................................................................   24
   Annuity Payment Options......................................................   25
   Annuity Units................................................................   26
   Determination of the Initial Annuity Payment.................................   26
   Impact of Annuitant's Age on Annuity Payments................................   27
   Impact of Annuitant's Gender on Annuity Payments.............................   27
   Impact of Length of Payment Periods on Annuity Payments......................   27

   Impact of Optional Cancellation Endorsement on Annuity Payments..............   27
   Determination of Subsequent Variable Annuity Payments........................   28
   Assumed Investment Return....................................................   28
ACCESS TO YOUR MONEY............................................................   29
   Generally....................................................................   29
   Deferment of Payments........................................................   30
DEATH BENEFIT...................................................................   30
   Death Within Six Months of the Contract Date.................................   30
   Death Prior to Income Start Date.............................................   31
   Death of Contract Owner After the Income Start Date..........................   31
   Death of Annuitant After the Income Start Date...............................   31
   Designation of Beneficiary...................................................   31
PERFORMANCE.....................................................................   32
TAXES...........................................................................   33
   Introduction.................................................................   33
   Annuity Contracts in General.................................................   33
   Tax Treatment of Distributions - Qualified Contracts.........................   33
   Distributions in General.....................................................   34
   Tax Treatment of Distributions - Non-Qualified Contracts.....................   36
   Non-Qualified Contracts Owned by Non-Natural Persons.........................   38
   Section 1035 Exchanges.......................................................   38
   Diversification and Investor Control.........................................   38
   Withholding..................................................................   38
OTHER INFORMATION...............................................................   39
   American International Life Assurance Company of New York....................   39
   Guarantee of Insurance Obligations...........................................   40
   Ownership....................................................................   40
   Voting Privileges............................................................   40
   Distribution of the Contract.................................................   41
   Legal Proceedings............................................................   41
FINANCIAL STATEMENTS............................................................   42
APPENDIX........................................................................   43
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION....................   53

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS:

ADMINISTRATIVE CENTER:                     HOME OFFICE:
---------------------------------------    -------------------------------------
(U.S. MAIL)
American International Life Assurance      American International Life Assurance
Company of New York                        Company of New York
Group Annuity Administration Department    80 Pine Street
600 King Street (DPEN)                     New York, New York 10005
Wilmington, Delaware 19801
1-877-299-1724

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 600 King Street
(DPEN), Wilmington, Delaware, 19801, telephone: 1-877-299-1724.

Annuitant - The person you designate to receive Annuity Payments and whose life determines the duration of Annuity Payments involving life contingencies. The Annuitant is usually the Owner of the Contract, but in some circumstances the Owner may not be the Annuitant. In addition, certain Annuity Payment Options under the Contract permit a Joint Annuitant.

Annuity Payment Option - The method you choose to receive your stream of Annuity Payments.

Annuity Payments - The series of periodic income payments selected by the Contract Owner.

Annuity Unit - An accounting unit of measure used to calculate Annuity Payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable Annuity Payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable Annuity Payments.

Company - American International Life Assurance Company of New York, 80 Pine Street, New York, New York 10005.

Contract Anniversary - An anniversary of the date we issued your Contract.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

Contract Year - Each twelve-month period beginning on the Contract Date.

Group Immediate Variable Annuity Contractholder - An entity or person who is issued a Contract for the benefit of participants in the group. These participants are referred to as "Contract Owners" in this prospectus.

Income Change Date - The date on which the amount of your next variable Annuity Payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable Annuity Payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

Income Start Date - The date on which Annuity Payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that Annuity Payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references in this prospectus to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Contract Date, when you may return your Contract to the Company.

Statutory Premium Tax - A tax charged by a state or municipality on your Premium Payment.

Valuation Date - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 4:00 p.m. Eastern time.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the Statement of Additional Information ("SAI"), and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides Annuity Payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of Annuity Payment Options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of Annuity Payments, generally for retirement, but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions converted or rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $10,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 20 of which are offered under the Contract. Each of the 20 subaccounts invests exclusively in shares of a specific Fund. For more information, refer to the Funds' prospectuses.

The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

The Funds currently offered are:

AllianceBernstein Large Cap Growth Fund
American Funds(R) AMCAP Fund*
American Funds(R) The Bond Fund of America(SM)*
American Funds(R) Capital World Growth and Income Fund(R)*
American Funds(R) EuroPacific Growth Fund(R)*
American Funds(R) The Investment Company of America(R)*
American Funds(R) The New Economy Fund(R)*
American Funds(R) SMALLCAP World Fund(R)*
American Funds(R) Washington Mutual Investors Fund(SM)
MFS(R) Growth Fund
MFS(R) New Discovery Fund*
MFS(R) Research Fund
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
Putnam Discovery Growth Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam Voyager Fund Vanguard VIF Money Market Portfolio

* Only available to Contract Owners who owned shares of the Fund in the A.G. Edwards qualified plan immediately prior to purchasing this Contract.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

Allocating part or all of your Premium Payment to a subaccount means you have elected, at least in part, variable Annuity Payments. The amount of your variable Annuity Payments will increase or decrease depending on the investment performance of the subaccount(s) you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed Annuity Payment. Under this option, the periodic amount you receive will not change.

EXPENSES

The Company deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

SALES CHARGE. We may deduct a one time charge from your Premium Payment.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

PREMIUM TAX CHARGE. Certain states assess a Premium Tax charge for your Premium Payment made under the Contract. If applicable, the Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

RIGHT TO EXAMINE PERIOD

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Examine Period" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

For more information about the Contracts, contact us at the Administrative Center shown on page 3.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. State Premium Taxes may also be deducted. We reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                   MAXIMUM CONTRACT OWNER TRANSACTION EXPENSES

                CHARGE                                      AMOUNT
-------------------------------------   ----------------------------------------------
Sales Load Imposed on Purchases (as a
percentage of purchase payments)                       4% of premium

Transfer Fee                                         $10 per transfer
                                        (There is no charge for the first 12 transfers
                                        each Contract year; thereafter, we reserve the
                                        right to charge a fee of $10 per transfer.)

Statutory Premium Taxes -
Qualified Contracts                                    0 - 1% of premium

Statutory Premium Taxes -
Non-Qualified Contracts                               0 - 3.5% of premium

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

                        VARIABLE ACCOUNT ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

                CHARGE               AMOUNT
----------------------------------   ------
Maximum Mortality and Expense Risk
Fees                                  1.25%

TOTAL VARIABLE ACCOUNT ANNUAL
EXPENSES                              1.25%

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
            (AS A PERCENTAGE OF AVERAGE DAILY VARIABLE ACCOUNT VALUE)

                        CHARGE                           MAXIMUM   MINIMUM
------------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses (expenses that       1.58%     0.15%
are deducted from Fund assets include management fees, distribution (12b-1) fees, and other expenses)/1/

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses. You may request copies of the Funds' prospectuses by contacting our Administrative Center.

/1/ Currently 7 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will last expire no later than April 30, 2008. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                                Maximum   Minimum
---------------------------------------------------   -------   -------
Total Annual Fund Operating Expenses for all of the    1.52%     0.15%
Funds After Contractual Reimbursement or Fee Waiver

                         CONDENSED FINANCIAL INFORMATION

As of the fiscal year ended December 31, 2007, there were no outstanding accumulation units.

                               INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

Variable Account A

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to New York insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one Fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Funds

Each Fund is a mutual fund registered with the SEC. The Funds' investment advisers may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the prospectus for each of the Funds before investing. They contain detailed information regarding management of the Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Funds. Below is a summary of the investment objectives of the Funds available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVES.

AllianceBernstein

AllianceBernstein Large Cap Growth Fund - seeks long-term growth of capital by investing predominately in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.

The Fund's investment adviser is AllianceBernstein L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual Funds.

American Funds

American Funds AMCAP Fund - seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth. The fund is designed for investors seeking capital appreciation through investments in stocks.

American Funds The Bond Fund of America - seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest in lower rated bonds. The fund is designed for investors seeking current income, capital preservation over the long term and more price stability than that offered by stocks.

American Funds Capital World Growth and Income Fund - seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world. The fund is designed for investors seeking both capital appreciation and income.

American Funds EuroPacific Growth Fund - seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Rim. The fund is designed for investors seeking capital appreciation and diversification through investments in stocks of issuers based outside the U.S.

American Funds The Investment Company of America - seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential. The fund is designed for investors seeking both capital appreciation and income. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds The New Economy Fund - seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information areas of the global economy. The fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds SMALLCAP World Fund - seeks to make your investment grow over time by investing primarily in stocks of companies located around the world with small market capitalizations measured at the time of purchase. "Small market capitalization" companies are companies with market capitalizations of $3.5 billion or less. This definition is subject to change. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds Washington Mutual Investors Fund - seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks.

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to these Funds and other Funds including those in the American Funds.

MFS Funds

MFS Growth Fund (formerly known as the MFS Emerging Growth Fund) - seeks capital appreciation. MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS New Discovery Fund - seeks capital appreciation. MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS Research Fund - seeks capital appreciation. In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Funds' investment adviser is Massachusetts Financial Services Company.

OppenheimerFunds

Oppenheimer International Bond Fund - primarily seeks total return. As a secondary objective, the fund seeks income when consistent with total return. The fund invests mainly in debt securities of foreign government and corporate issuers.

Oppenheimer Strategic Income Fund - seeks high current income by investing mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower rated high yield securities of U.S. and foreign companies.

The Funds are managed by OppenheimerFunds, Inc.

Putnam Funds

Putnam Discovery Growth Fund - seeks long-term growth of capital. It invests mainly in common stocks of U.S. companies with a focus on growth stocks.

The Putnam Fund for Growth and Income - seeks capital growth and current income. It invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

Putnam Health Sciences Trust - seeks capital appreciation. It invests mainly in common stocks of companies in the health sciences industries.

Putnam International Capital Opportunities Fund - seeks long-term capital appreciation. It invests mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential.

Putnam Voyager Fund - seeks capital appreciation. It invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The Funds are managed by Putnam Investment Management, LLC.

Vanguard VIF

Vanguard VIF Money Market Portfolio - seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high quality, a security generally must be rated in one of the two Highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

The Portfolio is managed by The Vanguard Group(R), Inc.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the Annuity Payments you receive will be unaffected by investment performance.

                                    EXPENSES

Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the Fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS

     .    Maximum sales loads or sales charges: 4.00% of premium

     .    No annual Contract maintenance charge

     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10 per transfer after the first 12 transfers in a Contract year)

     .    Maximum Annual Mortality and Expense Risk Charge: 1.25%

     . Fees and expenses paid by the Funds which ranged from 0.15% to 1.58% in the fiscal year ended December 31, 2007

SALES CHARGE

We will deduct a maximum of 4.0% of your Premium Payment as a sales charge. The value of your Premium Payment (or "net" Premium Payment), after the sales charge and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable income payments. AILife receives the sales charge to cover sales expenses, including commissions.

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%.

The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make Annuity Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly Annuity Payments regardless of how long all Annuitants may live.

The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Statutory Premium Taxes on annuity Contracts.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

TRANSFER FEE

There is no charge for the first 12 transfers each Contract year; after the first 12 transfers in a Contract year, we reserve the right to charge $10 per transfer.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the Fund prospectuses. The maximum portfolio expenses are described in the fee table contained in the prospectus.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     .    the size and nature of the group;

     .    the total amount of premium we expect to receive from the group;

     . any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

GENERAL

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                                  THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Contract provides income in the form of Annuity Payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), or you may purchase the Contract by transferring assets from another individual retirement annuity or "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Funds, the amount of the variable Annuity Payments will depend on the investment performance of the Funds you select.

The Contract also has a fixed investment option that is part of our general account. Each Annuity Payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

Under the Contract, you will have access to your investment only through Annuity Payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto). The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide Annuity Payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

You may purchase a Contract by completing and submitting an application along with your Premium Payment. You may also transfer assets from an existing investment or insurance product.

The minimum investment for both qualified and non-qualified Contracts is $10,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment within two business days. We will consider your application properly completed when:

     1. you have provided all the information requested on the application form;

     2. we have received adequate proof of the Annuitant's date of birth (and the date of birth of Joint Annuitant, if any); and

     3. we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

RIGHT TO EXAMINE PERIOD

If for any reason you are not satisfied with your Contract, you may return it to us within 10 days after you receive it, and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any increase or decrease in investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to the Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. The allocation of your investment out of the Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Money Market Portfolio during the Right to Examine Period.

To exercise your right to return your Contract, you must mail it directly to the Administrative Center address shown on page 3, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net Premium Payment that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Contract Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy.

We are required to monitor the Contracts to determine if a Contract Owner requests:

     . an exchange out of a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option, other than the Vanguard VIF Money Market Portfolio investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violations of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of your Premium Payment among investment options to provide variable and/or fixed Annuity Payments can be changed by transfers of Fund values among the investment options made by written request. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

How transfers among variable investment options are effected:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Value, is the minimum number of Annuity Units that may be transferred.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

When you transfer money among the variable investment options, we will redeem units of the affected subaccounts at their prices as of the end of the current Valuation Date. We will credit any subaccount you transfer the money to at the same time.

The amount of the allocation in each subaccount will change with that subaccount's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

TRANSFER REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to transfer assets properly.

If we receive a transfer request and it is not in good order, the transfer will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is canceled.

AUTOMATIC REBALANCING

This feature automatically rebalances the current proportional value of your net Premium Payment allocated to each variable investment option under your Contract to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. Automatic rebalancing entails taking assets from the better performing subaccounts and allocating them to the lesser performing subaccounts.

You tell us the day of the month you want us to do the rebalancing (other than the 29th, 30th, or 31st) and whether you want the frequency to be monthly, quarterly, semi-annually or annually. For example, if you elect to begin rebalancing effective January 15th, and you have requested quarterly rebalancing, your automatic rebalancing will start on January 15th, occur next on April 15th, and will continue quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

DOLLAR COST AVERAGING

We offer dollar cost averaging that provides for automatic and scheduled transfers between variable investment options. You may maintain only one dollar cost averaging instruction with us at a time.

Annuity Units for dollar cost averaging will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

CANCELLATION RIGHTS

You may have the right to cancel your Contract if your Group Immediate Variable Annuity Contractholder has made the right available to you, and your Contract includes a Cancellation Endorsement, subject to the provisions below. Otherwise, the cancellation rights described in this section do not apply to you. If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY. If you are the Annuitant, you may access your money by receiving your scheduled Annuity Payments. If your Contract includes a Cancellation Endorsement, you, as Contract Owner, may cancel your Contract for its cancellation value within six (6) months after the Contract Date.

CANCELLATION OF THE CONTRACT. If your Contract includes a Cancellation Endorsement, and if the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your Contract. It is available with both the variable and the fixed payouts under all Annuity Payment Options. To elect a cancellation, the Contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed Annuity Payments, to be determined as follows.

     . The value of future variable Annuity Payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine Annuity Payments, to the future variable Annuity Payments which are to be paid in accordance with the Annuity Payment Option in effect when cancellation is requested. The amount of future variable Annuity Payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

     . Fixed Annuity Payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed Annuity Payments which is to be paid in accordance with the Annuity Payment Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of Annuity Payments at the Contract Date. For example, if the current annuity purchase rates for fixed Annuity Payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed Annuity Payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the following rights to:

     .    Reflect a change in the variable account or any subaccount thereunder;

     .    Create new variable accounts;

     . Operate the variable account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

     . Transfer any assets in any subaccount in the variable account to another variable account;

     . Add, combine or remove subaccounts in the variable account, or combine the variable account with another variable account;

     . Make any new subaccounts available to the Contract Owner on a basis to be determined by the Company;

     . Substitute for the shares held in any subaccount the shares of another underlying Fund or the shares of another investment company or any other investment permitted by law;

     . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

     .    Make any changes to comply with the rules of any Fund.

                                ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic Annuity Payments. You may choose Annuity Payments that are fixed, variable, or a combination of fixed and variable. You may choose Annuity Payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date and can start as early as 1 month after we receive your Premium Payment. In addition, Annuity Payments must begin by the Annuitant's 91st birthday. If a state requires that Annuity Payments begin prior to such date, we must comply with those requirements.

We will make Annuity Payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them. For Annuity Payments:

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.


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



     . If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of his or her current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four Annuity Payment Options described below. We may make other Annuity Payment Options available subject to our discretion. Please refer to your Contract specific materials for the Annuity Payment Options available in your Contract. If your Annuity Payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make Annuity Payments as long as the Annuitant is alive. Annuity Payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

          Under this option, we will make Annuity Payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make Annuity Payments so long as the Joint Annuitant is alive. However, the amount of the remaining Annuity Payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make Annuity Payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make Annuity Payments for the life of the Annuitant, and for as long thereafter, as the Joint Annuitant is alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the Annuity Payments to be made to the Joint Annuitant, upon the later of the Annuitant's death or the end of the guaranteed period, will be:

     . equal to the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

     . lower than the Annuity Payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

All things being equal, Annuity Payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each Annuity Payment as determined by our currently used annuity rate factors. The Annuity Unit value for each Fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first Annuity Payment:

     . the portion of the premium allocated to provide variable Annuity Payments and the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return;

     . the portion of the Premium Payment allocated to provide fixed Annuity Payments and prevailing fixed interest rates;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the Annuity Payment Option selected;

     .    the frequency of Annuity Payments;

     .    the deduction of applicable Premium Taxes; and

     .    the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per

Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable Annuity Payments to reflect the performance of the investment options you chose after the net investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Annuity Payment as follows. The portion of the first Annuity Payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable Annuity Payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     .    If value is transferred from one investment option to another.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor Annuity Payment Option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable Annuity Payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable Annuity Payments will remain level until the next Income Change Date. Subsequent variable Annuity Payments may be more or less than the previously calculated variable Annuity Payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

ASSUMED INVESTMENT RETURN

The amount of the Annuity Payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the Fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects

Annuity Payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups. Currently, we offer AIRs of 3.5% and 5%. In the future we may make additional AIRs available.

     . If you allocate a portion of your premium to variable annuity income, then you invest this premium into the annuity investment options available and select an AIR. If more than one AIR is offered you will need to decide between a higher or lower AIR.

     . We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

     . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If net performance (rate of return after expenses) is exactly equal to the AIR, the level of the variable Annuity Payments will not change. If the net performance of your annuity investment options is higher than the AIR, then your Annuity Payments will increase. Similarly, if net performance of your annuity investment options is less than the AIR, then your Annuity Payments will decrease.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                              ACCESS TO YOUR MONEY

GENERALLY

Depending on the Annuity Payment Option you select and whether you are the Annuitant, you may receive Annuity Payments according to the Annuity Payment Option you select. Under certain Annuity Payment Options, surrenders may be permitted.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of or determination of the value of shares of the Funds is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

If your Group Immediate Variable Annuity Contractholder has made the cancellation right available to you, your Contract includes a Cancellation Endorsement, and the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your Contract issued), we will pay a lump sum death benefit in the event that the Annuitant and Joint Annuitant, if any, die within six (6) months of the Contract Date. The benefit shall be payable to the Contract Owner, if living, or if not, to the beneficiary.

The amount of the lump sum death benefit will be determined by:

     . calculating the actuarial present value of future variable Annuity Payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

     . adding to that, the amount of premium allocated to pay fixed Annuity Payments, minus any fixed Annuity Payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six month period. Note: If you choose the Cancellation Endorsement, the amount of each Annuity Payment will be lower than without the Cancellation Endorsement. The reduction per Annuity Payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provisions, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF CONTRACT OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the Annuity Payment Option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the Annuity Payment Option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the Annuity Payment Option in effect at the Annuitant's death. If no beneficiary survives the Annuitant, we will pay any remaining benefit to the Annuitant's estate.

The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years.

If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more beneficiaries for the Annuitant and name them on the Annuity Enrollment Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of beneficiary irrevocable. Changes in the beneficiary may then be made only with the consent of the designated irrevocable beneficiary. The Annuitant may also make the designation of beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the Fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:


     .    Individual Retirement Annuities;

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as Annuity Payments, upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax in general does not apply:

     . where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     .    where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55; or

     .    certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also contact your tax adviser before taking surrenders.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity
         Payments of $10,000 from a traditional individual retirement annuity. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

Conversions

In years prior to 2010, if you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

General

For Annuity Payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Annuity Payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Annuity Payments will be taxable. If Annuity Payments stop due to the death of the

Annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

A Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception
Applies

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of death;

     .    the payment is made on account of the taxpayer's disability;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated Joint Annuitant;

     . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during an annuity period;

     .    or in certain other circumstances.

It should be noted that a full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a full surrender of the Contract. You should also seek the advice of your tax adviser.

Example: Individual A is age 57 1/2 when he begins to receive annual Annuity
         Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he surrenders the Contract. In 2003, A must pay the 10% penalty tax on the Annuity Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying Funds for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the Funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on Annuity Payments and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders, we are required to withhold 10% of the taxable portion of any lump sum distribution unless you elect out of withholding. For Annuity Payments, we will withhold on the taxable portion of Annuity Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any distribution or Annuity Payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

AILife is a stock life insurance company organized under the laws of New York. AILife's home office address is 80 Pine Street, New York, New York 10005. AILife was incorporated in 1962. AILife is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AILife and its affiliates.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the Company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

AILife is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AILife's membership in IMSA applies only to AILife and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under the Contracts are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AILife. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

AILife expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AILife.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the Contract Owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Variable Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

On May 1, 2003, American General Equity Services Corporation ("AGESC") replaced AIG Equity Sales Corp. as the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of American International Life Assurance Company of New York (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for American International Life Assurance Company of New York's other separate accounts and for the separate accounts of certain American International Life Assurance Company of New York affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

American International Life Assurance Company of New York may pay commissions of no more than 4% of each Premium Payment to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

LEGAL PROCEEDINGS

AILife is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AILife believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AILife's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

The Financial Statements of AILife, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware, 19801, Attn:
Group Annuity Administration Department or call us at 1-877-299-1724. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

                                    APPENDIX

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable Annuity Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Annuity Payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.67%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.67%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the Funds' management fees and operating expenses at an annual rate of approximately 0.92% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.92%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly Annuity Payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 0.92% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.17%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option. The second assumes that 50% of the single Premium Payment is allocated to a fixed Annuity Payment Option using the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed Annuity Payment Option, the guaranteed minimum Annuity Payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed Annuity Payment Option at the time this illustration was prepared. The illustrated variable Annuity Payments use an Assumed Investment Return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing Annuity Payments and actual performance less than 3.5% per year will result in decreasing Annuity Payments. We may offer alternative Assumed Investment Returns. Fixed Annuity Payments remain constant.

These tables show the monthly Annuity Payments for several hypothetical constant Assumed Investment Returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly Annuity Payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an Annuity Payment Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $688.58

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $569.11

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%       7.83%       9.83%
   1        2008        65      $569.11   $569.11   $569.11   $569.11   $  569.11   $  569.11
   2        2009        66       537.94    569.11    570.93    581.93      592.93      603.92
   3        2010        67       508.48    569.11    572.76    595.04      617.74      640.87
   4        2011        68       480.63    569.11    574.60    608.44      643.59      680.07
   5        2012        69       454.31    569.11    576.44    622.15      670.53      721.68
   10       2017        74       342.80    569.11    585.73    695.45      823.08      971.13
   15       2022        79       258.66    569.11    595.17    777.39    1,010.35    1,306.80
   20       2027        84       195.18    569.11    604.76    868.99    1,240.21    1,758.49

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $688.58

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $344.29. The monthly guaranteed payment of $344.29 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%    10.00%        12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%     7.83%         9.83%
    1       2008        65      $628.85   $628.85   $628.85   $628.85   $628.85     $  628.85
    2       2009        66       613.26    628.85    629.76    635.26    640.75        646.25
    3       2010        67       598.53    628.85    630.67    641.81    653.16        664.72
    4       2011        68       584.61    628.85    631.59    648.51    666.09        684.33
    5       2012        69       571.44    628.85    632.51    655.36    679.55        705.13
   10       2017        74       515.69    628.85    637.15    692.02    755.83        829.85
   15       2022        79       473.62    628.85    641.87    732.99    849.46        997.69
   20       2027        84       441.88    628.85    646.67    778.78    964.40      1,223.54

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $648.10

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $527.23

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%       7.83%       9.83%
   1        2008        65      $527.23   $527.23   $527.23   $527.23   $  527.23   $  527.23
   2        2009        66       498.35    527.23    528.92    539.11      549.29      559.48
   3        2010        67       471.06    527.23    530.61    551.25      572.28      593.71
   4        2011        68       445.26    527.23    532.31    563.67      596.23      630.03
   5        2012        69       420.88    527.23    534.02    576.37      621.19      668.57
  10        2017        74       317.57    527.23    542.62    644.28      762.51      899.66
  15        2022        79       239.63    527.23    551.37    720.19      936.00    1,210.63
  20        2027        84       180.81    527.23    560.26    805.04    1,148.95    1,629.09

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $648.10

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $324.05. The monthly guaranteed payment of $324.05 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%    10.00%        12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%     7.83%         9.83%
   1        2008        65      $587.67   $587.67   $587.67   $587.67   $587.67     $  587.67
   2        2009        66       573.23    587.67    588.51    593.60    598.70        603.79
   3        2010        67       559.58    587.67    589.36    599.68    610.19        620.90
   4        2011        68       546.68    587.67    590.21    605.88    622.17        639.06
   5        2012        69       534.49    587.67    591.06    612.23    634.64        658.33
  10        2017        74       482.84    587.67    595.36    646.19    705.31        773.88
  15        2022        79       443.86    587.67    599.73    684.14    792.05        929.37
  20        2027        84       414.46    587.67    604.18    726.57    898.52      1,138.59

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $686.24

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $567.21

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                            GROSS
                                -------------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%      10.00%      12.00%
  YEAR      YEAR       YEAR                                  NET
-------   --------   --------   -------------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%       7.83%       9.83%
   1        2008        65      $567.21   $567.21   $567.21   $567.21   $  567.21   $  567.21
   2        2009        66       536.14    567.21    569.03    579.99      590.95      601.91
   3        2010        67       506.78    567.21    570.85    593.05      615.68      638.73
   4        2011        68       479.03    567.21    572.68    606.41      641.45      677.80
   5        2012        69       452.79    567.21    574.51    620.07      668.29      719.27
  10        2017        74       341.66    567.21    583.77    693.13      820.34      967.88
  15        2022        79       257.80    567.21    593.18    774.80    1,006.97    1,302.43
  20        2027        84       194.52    567.21    602.74    866.09    1,236.07    1,752.62

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $686.24

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $343.12. The monthly guaranteed payment of $343.12 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                           GROSS
                                -----------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%    10.00%      12.00%
 YEAR        YEAR       YEAR                                 NET
-------   --------   --------   -----------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%     7.83%       9.83%
    1       2008        65      $626.73   $626.73   $626.73   $626.73   $626.73   $  626.73
    2       2009        66       611.19    626.73    627.63    633.11    638.59      644.07
    3       2010        67       596.51    626.73    628.54    639.65    650.96      662.48
    4       2011        68       582.63    626.73    629.46    646.33    663.84      682.02
    5       2012        69       569.52    626.73    630.38    653.16    677.27      702.75
   10       2017        74       513.95    626.73    635.01    689.69    753.29      827.06
   15       2022        79       472.02    626.73    639.71    730.52    846.61      994.34
   20       2027        84       440.38    626.73    644.49    776.16    961.16    1,219.43

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $646.19

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Variable monthly Annuity Payment on the date of the illustration: $525.72

Monthly Annuity Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                           GROSS
                                -----------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%    10.00%      12.00%
 YEAR        YEAR       YEAR                                 NET
-------   --------   --------   -----------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%      7.83%      9.83%
   1        2008        65      $525.72   $525.72   $525.72   $525.72    $525.72  $  525.72
   2        2009        66       496.93    525.72    527.40    537.56     547.72     557.88
   3        2010        67       469.71    525.72    529.09    549.67     570.64     592.01
   4        2011        68       443.99    525.72    530.79    562.05     594.53     628.22
   5        2012        69       419.67    525.72    532.49    574.72     619.41     666.65
   10       2017        74       316.66    525.72    541.07    642.43     760.33     897.08
   15       2022        79       238.94    525.72    549.79    718.12     933.32   1,207.16
   20       2027        84       180.29    525.72    558.65    802.73   1,145.66   1,624.42

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
     Annuity Payment Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Annuity Payment based on current rates, if 100% fixed for Annuity Payment Option selected: $646.19

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Annuity Payment Option.

Assumed Investment Return at which monthly variable payments remain constant:
3.5%

Monthly Annuity Payments will vary with investment performance, but will never be less than $323.10. The monthly guaranteed payment of $323.10 is being provided by the $50,000 applied under the fixed Annuity Payment Option.

                                MONTHLY PAYMENTS
                       WITH AN ASSUMED RATE OF RETURN OF:

                                                           GROSS
                                -----------------------------------------------------------
PAYMENT   CALENDAR   ATTAINED     0.00%     5.67%     6.00%     8.00%    10.00%      12.00%
 YEAR        YEAR       YEAR                                 NET
-------   --------   --------   -----------------------------------------------------------
                                  -2.17%     3.50%     3.83%     5.83%     7.83%       9.83%
   1        2008        65      $585.96   $585.96   $585.96   $585.96   $585.96   $  585.96
   2        2009        66       571.56    585.96    586.80    591.88    596.96      602.04
   3        2010        67       557.95    585.96    587.64    597.93    608.42      619.10
   4        2011        68       545.09    585.96    588.49    604.12    620.36      637.21
   5        2012        69       532.93    585.96    589.34    610.45    632.80      656.42
   10       2017        74       481.43    585.96    593.63    644.31    703.26      771.64
   15       2022        79       442.57    585.96    597.99    682.16    789.75      926.68
   20       2027        84       413.24    585.96    602.42    724.46    895.92    1,135.31

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Annuity Payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity payment option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Annuity Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average Fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION..........................................    3
   AILife....................................................    3
   Variable Account A........................................    3
   National Union Fire Insurance Company of Pittsburgh, Pa...    3
SERVICES.....................................................    4
DISTRIBUTION OF THE CONTRACTS................................    4
CONTRACT PROVISIONS..........................................    5
   Variable Annuity Payments.................................    5
   Annuity Unit Value........................................    5
   Net Investment Factor.....................................    6
   Misstatement of Age or Gender.............................    7
   Evidence of Survival......................................    7
ADDITIONAL INFORMATION ABOUT THE CONTRACTS...................    7
   Gender neutral policies...................................    7
   Our General Account.......................................    7
MATERIAL CONFLICTS...........................................    7
FINANCIAL STATEMENTS.........................................    8
   Separate Account Financial Statements.....................    8
   AILife Financial Statements...............................    8
   National Union Financial Statements.......................    9
   Incorporation of AIG Financial Information................    9
INDEX TO FINANCIAL STATEMENTS................................    9
   Variable Account A Financial Statements...................    9
   AILife Financial Statements...............................    9
   National Union Financial Statements.......................   10

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

[LOGO] AIG(R) AMERICAN GENERAL

                                           AMERICAN INTERNATIONAL LIFE ASSURANCE
                                                             COMPANY OF NEW YORK

For additional information about the Group Immediate Variable Annuity Contracts and the variable account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street (DPEN), Wilmington, Delaware 19801, Attention: Group Annuity Administration Department, or call us at 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Group Immediate Variable Annuity Contracts, including personalized illustrations of death benefits is available without charge to individuals considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the variable account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the variable account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Contracts issued by:
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
A subsidiary of American International Group, Inc. ("AIG")
80 Pine Street, New York, New York 10005

GROUP IMMEDIATE VARIABLE ANNUITY
Contract Form Number 21GVIA1000 with 26GVIA1000 certificate

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American International Life Assurance Company of New York are its responsibility. AIG does not underwrite any annuity contract described by this prospectus. American International Life Assurance Company of New York is responsible for its own financial condition and contractual obligations.

[LOGO] IMSA
INSURANCE MARKETPLACE
STANDARDS ASSOCIATION

Membership in IMSA applies only
to American International Life Insurance
Company Of New York and not to its products

(C) 2008 American International Group, Inc.  All rights reserved

ICA File No. 811-04865

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              VARIABLE ACCOUNT A

                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                    GROUP ANNUITY ADMINISTRATION DEPARTMENT

                            600 KING STREET (DPEN)
                             WILMINGTON, DE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2008

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American International Life Assurance Company of New York Variable Account A (the "Separate Account" or "Variable Account A") dated April 30, 2008, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American International Life Assurance Company of New York ("AILife") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3
   AILife..................................................................  3
   Variable Account A......................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa.................  3
SERVICES...................................................................  4
DISTRIBUTION OF THE CONTRACTS..............................................  4
CONTRACT PROVISIONS........................................................  5
   Variable Annuity Payments...............................................  5
   Annuity Unit Value......................................................  5
   Net Investment Factor...................................................  6
   Misstatement of Age or Gender...........................................  7
   Evidence of Survival....................................................  7
ADDITIONAL INFORMATION ABOUT THE CONTRACTS.................................  7
       Gender neutral policies.............................................  7
       Our General Account.................................................  7
MATERIAL CONFLICTS.........................................................  7
FINANCIAL STATEMENTS.......................................................  8
   Separate Account Financial Statements...................................  8
   AILife Financial Statements.............................................  8
   National Union Financial Statements.....................................  9
   Incorporation of AIG Financial Information..............................  9
INDEX TO FINANCIAL STATEMENTS..............................................  9
   Variable Account A Financial Statements.................................  9
   AILife Financial Statements.............................................  9
   National Union Financial Statements..................................... 10

                              GENERAL INFORMATION

AILife

   We are American International Life Assurance Company of New York ("AILife"). AILife is a stock life insurance company initially organized under the laws of New York. We were incorporated in 1962. AILife is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AILife and its affiliates.

   AILife is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AILife's membership in IMSA applies only to AILife and not its products.

Variable Account A

   We hold the Fund shares in the subaccounts of Variable Account A in which any of your single premium payment is invested. Variable Account A is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

   For record keeping and financial reporting purposes, Variable Account A is divided into 118 separate subaccounts, 50 of which are available under the Contracts offered by the prospectuses as variable investment options. Twenty-four of these subaccounts, and the remaining 68 subaccounts, are offered under other AILife contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Variable Account A are our property. The assets in the Separate Account may not be used to pay any liabilities of AILife other than those arising from the Contracts. AILife is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

National Union Fire Insurance Company of Pittsburgh, Pa.

   National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly- owned subsidiary of AIG and an affiliate of AILife.

                                   SERVICES

   AILife and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG provides services to AILife and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AILife paid AIG for these services $1,098,587, $1,383,468 and $1,499,658, respectively.

   In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AILife's expenses and allocating these charges back to AILife. Previously, most of these expenses, such as payroll expenses, were paid by AILife directly. AILife, AGLC and AIG are parties to a services agreement. AILife and AGLC are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AILife and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AILife paid AGLC for these services $15,650,600, $13,922,336 and $12,641,325, respectively.

   In 2003, AILife entered into a services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to AILife. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2007, 2006 and 2005, AILife paid Vanguard for these services $100,213.81, $161,965.25 and $50,181.90, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AILife, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and AILife. AGESC also acts as principal underwriter for AILife's other separate accounts and for the separate accounts of certain AILife affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   For certain Groups, the Contracts will be offered directly to participants and AILife may not pay any commission to entities that sell the Contracts. In such cases, payments may be made for services not directly related to the sale of the Contracts. Such services include establishment of administrative arrangements, recruitment and training of personnel, distribution and production of promotional literature, and similar services.

   Under other circumstances, the Contracts will be offered through individuals who will be licensed by State insurance authorities as agents of AILife. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with AILife, or (2) other broker-dealer firms, which are not affiliated with AILife. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

   When AILife compensates broker-dealers that sell the Contracts, it pays according to one or more compensation schedules. Commissions are generally expected to be no greater than 6% of Premium Payments that Contract Owners make.

   AILife has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                              CONTRACT PROVISIONS

Variable Annuity Payments

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each Annuity Payment determined by our currently used annuity rate factor and the Annuity Unit values.

Annuity Unit Value

   The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first portfolio shares were purchased for the Contracts. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

    (a)is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

    (b)is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first Variable Annuity Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

   The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a)is equal to:

       (i)the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

      (ii)the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

     (iii)a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

    (b)is equal to:

       (i)the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

      (ii)the per share charge or credit for any change in tax reserves for the prior Valuation Period.

    (c)is equal to the mortality and expense risk charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

   We will require proof of the age and gender of the Annuitant before making any Annuity Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Annuity Payments have begun, any underpayment that may have been made will be paid in full with the next Annuity Payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future Annuity Payments until we are repaid in full.

Evidence of Survival

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AILife, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an underlying Fund changes; or

    . voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AILife. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AILife Financial Statements

   The balance sheets of AILife at December 31, 2007 and 2006 and the related statements of income, shareholder's equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

National Union Financial Statements

   The statutory statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Incorporation of AIG Financial Information

   We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) included in AIG's Annual Report on Form 10-K for the year ended December 31, 2007, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   AIG does not underwrite any insurance contract referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AILife that we include in this SAI as bearing on the ability of AILife to meet its obligations under the Contracts.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Contracts.

I. Variable Account A Financial Statements                             Page
------------------------------------------                             ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm..................................................... VAA - 1
Statement of Net Assets as of December 31, 2007....................... VAA - 2
Statement of Operations for the year ended December 31, 2007.......... VAA - 4
Statement of Changes in Net Assets for the years ended December 31,
  2007 and 2006....................................................... VAA - 6
Notes to Financial Statements......................................... VAA - 24

II. AILife Financial Statements                                            Page
-------------------------------                                            ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm.........................................................  2
Balance Sheets as of December 31, 2006 and 2005...........................  3
Statements of Income for the years ended December 31, 2007, 2006 and 2005.  5
Statements of Shareholder's Equity for the years ended December 31, 2007,
  2006 and 2005...........................................................  6
Statements of Cash Flows for the years ended December 31, 2007, 2006 and
  2005....................................................................  7
Statements of Comprehensive Income for the years ended December 31, 2007,
  2006 and 2005...........................................................  9
Notes to Financial Statements.............................................  10

III. National Union Financial Statements                                   Page
----------------------------------------                                   ----
Report of PricewaterhouseCoopers LLP, Independent Auditors................  2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2007
  and 2006................................................................  3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of
  December 31, 2007 and 2006..............................................  4
Statements of Income and Changes in Capital and Surplus (Statutory Basis)
  for the years ended December 31, 2007, 2006, and 2005...................  5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2007, 2006, and 2005.......................................  6
Notes to Statutory Basis Financial Statements.............................  7

[LOGO OF AIG(R) AMERICAN GENERAL]

                                                              Variable Account A
                                                                Variable Annuity

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                       American International Life Assurance Company of New York
                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American International Life Assurance Company of New York and Contract Owners of American International Life Assurance Company of New York Variable Account A

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts of American International Life Assurance Company of New York Variable Account A (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP


April 4, 2008

                                     VA A-1

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF NET ASSETS
December 31, 2007

                                                             Due from (to)
                                                               American
                                                             International                                         Net assets
                                                Investment       Life                    Contract    Contract    attributable to
                                               securities -    Assurance                 owners -    owners -       contract
                                                    at        Company of                  annuity  accumulation       owner
Sub-accounts                                    fair value      New York     Net Assets  reserves    reserves       reserves
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I  $   297,697      $   --      $   297,697  $     --  $   297,697     $   297,697
AIM V.I. International Growth Fund - Series I      197,849          --          197,849        --      197,849         197,849
AllianceBernstein Americas Government Income
   Portfolio - Class A                           3,379,624          --        3,379,624        --    3,379,624       3,379,624
AllianceBernstein Balanced Shares Portfolio -
   Class A                                       7,251,352          --        7,251,352    23,058    7,228,294       7,251,352
AllianceBernstein Global Bond Portfolio -
   Class A                                       1,088,000          --        1,088,000    10,303    1,077,697       1,088,000
AllianceBernstein Global Dollar Government
   Portfolio - Class A                           1,930,213          --        1,930,213        --    1,930,213       1,930,213
AllianceBernstein Global Technology Portfolio
   - Class A                                     7,436,937           1        7,436,938        --    7,436,938       7,436,938
AllianceBernstein Global Technology Portfolio
   - Class B                                     1,760,294          --        1,760,294        --    1,760,294       1,760,294
AllianceBernstein Growth and Income Portfolio
   - Class A                                    18,716,091          (1)      18,716,090   290,265   18,425,825      18,716,090
AllianceBernstein Growth and Income Portfolio
   - Class B                                    10,169,340           1       10,169,341    18,689   10,150,652      10,169,341
AllianceBernstein Growth Portfolio - Class A     9,039,187          --        9,039,187        --    9,039,187       9,039,187
AllianceBernstein Growth Portfolio - Class B     2,771,027          --        2,771,027        --    2,771,027       2,771,027
AllianceBernstein High Yield Portfolio -
   Class A                                       2,291,614          --        2,291,614     4,737    2,286,877       2,291,614
AllianceBernstein International Growth
   Portfolio - Class A                          11,314,907          --       11,314,907   222,203   11,092,704      11,314,907
AllianceBernstein International Research
   Growth Portfolio - Class A                           --          --               --        --           --              --
AllianceBernstein International Value
   Portfolio - Class A                           2,945,809          --        2,945,809        --    2,945,809       2,945,809
AllianceBernstein Large Cap Growth Portfolio
   - Class A                                    11,352,086          (1)      11,352,085    10,445   11,341,640      11,352,085
AllianceBernstein Large Cap Growth Portfolio
   - Class B                                     3,206,585          --        3,206,585        --    3,206,585       3,206,585
AllianceBernstein Money Market Portfolio -
   Class A                                       2,996,735       8,804        3,005,539        --    3,005,539       3,005,539
AllianceBernstein Money Market Portfolio -
   Class B                                       1,241,578       3,346        1,244,924        --    1,244,924       1,244,924
AllianceBernstein Real Estate Investment
   Portfolio - Class A                           3,343,114          (1)       3,343,113     5,031    3,338,082       3,343,113
AllianceBernstein Small Cap Growth Portfolio
   - Class A                                     3,063,634          --        3,063,634     8,011    3,055,623       3,063,634
AllianceBernstein Small/Mid Cap Value
   Portfolio - Class A                           4,748,094          --        4,748,094        --    4,748,094       4,748,094
AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                6,632,037          (1)       6,632,036    27,465    6,604,571       6,632,036
AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class B                  115,528          --          115,528        --      115,528         115,528
AllianceBernstein Utility Income Portfolio -
   Class A                                       4,550,445           1        4,550,446        --    4,550,446       4,550,446
AllianceBernstein Value Portfolio - Class B      4,601,179          --        4,601,179        --    4,601,179       4,601,179
BlackRock Basic Value V.I. Fund - Class I           87,936          --           87,936        --       87,936          87,936
BlackRock Global Allocation V.I. Fund -
   Class I                                          42,845          --           42,845        --       42,845          42,845
BlackRock Global Growth V.I. Fund - Class I         26,394          (1)          26,393        --       26,393          26,393
BlackRock High Income V.I. Fund - Class I           23,181         158           23,339        --       23,339          23,339
BlackRock International Value V.I. Fund -
   Class I                                              --          --               --        --           --              --
BlackRock Large Cap Core V.I. Fund - Class I        26,252          --           26,252        --       26,252          26,252
BlackRock Total Return V.I. Fund - Class I          70,498         295           70,793        --       70,793          70,793
Delaware VIP Balanced Series - Standard Class       13,420           -           13,420        --       13,420          13,420
Delaware VIP Capital Reserves Series -
   Standard Class                                   45,815          61           45,876        --       45,876          45,876
Delaware VIP Cash Reserve Series - Standard
   Class                                           122,124         204          122,328        --      122,328         122,328
Delaware VIP Growth Opportunities Series -
   Standard Class                                  571,817          --          571,817        --      571,817         571,817
Delaware VIP High Yield Series - Standard
   Class                                            41,365          --           41,365        --       41,365          41,365
Delaware VIP Value Series - Standard Class       1,381,592          --        1,381,592        --    1,381,592       1,381,592
Dreyfus Stock Index Fund, Inc. - Initial
   Shares                                        1,092,979          --        1,092,979        --    1,092,979       1,092,979
Dreyfus VIF Small Company Stock Portfolio -
   Initial Shares                                       --          --               --        --           --              --
Fidelity VIP Asset Manager Portfolio -
   Initial Class                                   414,941          --          414,941        --      414,941         414,941
Fidelity VIP Contrafund Portfolio -
   Initial Class                                   663,729          --          663,729        --      663,729         663,729
Fidelity VIP Growth Portfolio - Initial Class    1,469,543          (1)       1,469,542        --    1,469,542       1,469,542
Fidelity VIP High Income Portfolio -
   Initial Class                                   112,861          --          112,861        --      112,861         112,861
Fidelity VIP Investment Grade Bond Portfolio
   - Initial Class                                 134,233          --          134,233        --      134,233         134,233
Fidelity VIP Money Market Portfolio - Initial
   Class                                           241,394           1          241,395        --      241,395         241,395
Fidelity VIP Overseas Portfolio - Initial
   Class                                            67,608          --           67,608        --       67,608          67,608

                             See accompanying notes.

                                     VA A-2

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2007

                                                             Due from (to)
                                                               American
                                                             International                                         Net assets
                                                Investment       Life                    Contract    Contract    attributable to
                                               securities -    Assurance                 owners -    owners -       contract
                                                    at        Company of                  annuity  accumulation       owner
Sub-accounts                                    fair value     New York      Net Assets  reserves    reserves       reserves
--------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Allocation Portfolio                  $    62,731      $   (1)     $    62,730  $     --  $    62,730     $    62,730
Van Eck Worldwide Emerging Markets Fund -
   Initial Class                                    28,070          --           28,070        --       28,070          28,070
Van Eck Worldwide Hard Assets Fund - Initial
   Class                                           110,980          --          110,980        --      110,980         110,980
Vanguard Dividend Growth Fund                       27,673          --           27,673    27,673           --          27,673
Vanguard Inflation-Protected Securities Fund        66,282          --           66,282    66,282           --          66,282
Vanguard LifeStrategy Income Fund                   45,683          --           45,683    45,683           --          45,683
Vanguard VIF Balanced Portfolio                    312,065          --          312,065   312,065           --         312,065
Vanguard VIF Capital Growth Portfolio               77,887          --           77,887    77,887           --          77,887
Vanguard VIF Diversified Value Portfolio            72,549          (1)          72,548    72,548           --          72,548
Vanguard VIF Equity Income Portfolio                86,802          --           86,802    86,802           --          86,802
Vanguard VIF Equity Index Portfolio                 34,723          --           34,723    34,723           --          34,723
Vanguard VIF Growth Portfolio                       65,073          --           65,073    65,073           --          65,073
Vanguard VIF High Yield Bond Portfolio              24,967          --           24,967    24,967           --          24,967
Vanguard VIF International Portfolio               143,334          --          143,334   143,334           --         143,334
Vanguard VIF Mid-Cap Index Portfolio                57,173          --           57,173    57,173           --          57,173
Vanguard VIF Money Market Portfolio                 26,619          (1)          26,618    26,618           --          26,618
Vanguard VIF REIT Index Portfolio                   65,954          (1)          65,953    65,953           --          65,953
Vanguard VIF Short-Term Investment-Grade
   Portfolio                                         4,374          --            4,374     4,374           --           4,374
Vanguard VIF Small Company Growth Portfolio         62,808          --           62,808    62,808           --          62,808
Vanguard VIF Total Bond Market Index
   Portfolio                                       156,523          --          156,523   156,523           --         156,523
Vanguard VIF Total Stock Market Index
   Portfolio                                       205,096          (1)         205,095   205,095           --         205,095

                             See accompanying notes.

                                     VA A-3

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                       A             B           A+B=C         D              E              F           C+D+E+F

                                                                                                                         Increase
                                               Mortality and                                            Net change in  (decrease)in
                                   Dividends   expense risk       Net     Net realized   Capital gain    unrealized     net assets
                                     from          and        investment   gain (loss)  distributions   appreciation    resulting
                                     mutual   administrative    income         on        from mutual   (depreciation)      from
Sub-accounts                         funds        charges       (loss)     investments      funds      of investments   operations
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
   Fund - Series I                  $     --   $  (4,140)     $  (4,140)  $    (3,406)    $       --     $    35,775    $   28,229
AIM V.I. International Growth
   Fund - Series I                       802      (2,604)        (1,802)        5,718             --          16,820        20,736
AllianceBernstein Americas
   Government Income
   Portfolio - Class A               202,009     (47,326)       154,683        (3,505)        28,709          43,395       223,282
AllianceBernstein Balanced
   Shares Portfolio - Class A        289,645    (138,833)       150,812       913,576        239,887      (1,122,817)      181,458
AllianceBernstein Global Bond
    Portfolio - Class A               34,645     (14,923)        19,722       (38,283)            --         105,148        86,587
AllianceBernstein Global
   Dollar Government
   Portfolio - Class A               122,203     (28,627)        93,576       (38,097)        79,930         (76,422)       58,987
AllianceBernstein Global
   Technology Portfolio - Class A         --    (110,407)      (110,407)   (1,598,976)            --       3,034,861     1,325,478
AllianceBernstein Global
   Technology Portfolio - Class B         --     (22,207)       (22,207)       98,722             --         193,050       269,565
AllianceBernstein Growth and
   Income Portfolio - Class A        354,241    (331,772)        22,469     1,877,155      1,202,326      (2,139,985)      961,965
AllianceBernstein Growth and
   Income Portfolio - Class B        134,537    (154,391)       (19,854)      623,698        553,409        (773,134)      384,119
AllianceBernstein Growth
   Portfolio - Class A                    --    (160,022)      (160,022)     (561,370)            --       1,971,185     1,249,793
AllianceBernstein Growth
   Portfolio - Class B                    --     (42,324)       (42,324)      373,023             --            (660)      330,039
AllianceBernstein High Yield
   Portfolio - Class A               198,937     (35,981)       162,956       (20,021)            --        (150,427)       (7,492)
AllianceBernstein International
   Growth Portfolio - Class A         95,951     (82,995)        12,956       828,290      1,772,032      (1,988,910)      625,014
AllianceBernstein International
   Research Growth Portfolio -
   Class A                            86,575     (82,809)         3,766     2,528,314      1,772,032      (2,936,784)    1,367,328
AllianceBernstein International
   Value Portfolio - Class A          37,723     (44,115)        (6,392)      353,737        124,758        (335,608)      136,495
AllianceBernstein Large Cap
   Growth Portfolio - Class A             --    (192,652)      (192,652)     (798,649)            --       2,535,814     1,544,513
AllianceBernstein Large Cap
   Growth Portfolio - Class B             --     (45,759)       (45,759)      211,237             --         206,538       372,016
AllianceBernstein Money Market
   Portfolio - Class A               103,454     (33,321)        70,133            --             --              --        70,133
AllianceBernstein Money Market
   Portfolio - Class B                52,349     (18,387)        33,962            --             --              --        33,962
AllianceBernstein Real Estate
   Investment Portfolio -
   Class A                            65,929     (64,312)         1,617       510,729        787,214      (1,996,016)     (696,456)
AllianceBernstein Small Cap
   Growth Portfolio - Class A             --     (62,897)       (62,897)      619,411             --            (452)      556,062
AllianceBernstein Small/Mid
   Cap Value Portfolio - Class A      49,006     (77,132)       (28,126)      457,583        362,420        (747,343)       44,534
AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class A    326,069     (99,616)       226,453      (116,764)            --         125,836       235,525
AllianceBernstein U.S.
   Government/High Grade
   Securities Portfolio - Class B      5,922      (1,805)         4,117        (1,224)            --             876         3,769
AllianceBernstein Utility
   Income Portfolio - Class A         99,665     (63,719)        35,946       611,568          3,350         195,759       846,623
AllianceBernstein Value
   Portfolio - Class B                64,114     (73,290)        (9,176)      435,100        146,446        (826,409)     (254,039)
BlackRock Basic Value V.I.
   Fund - Class I                      1,381      (1,287)            94         5,413         11,414         (16,634)          287
BlackRock Global Allocation
   V.I. Fund - Class I                 1,175        (569)           606         3,959          1,966            (822)        5,709
BlackRock Global Growth V.I.
   Fund - Class I                        251        (320)           (69)           93             --           6,824         6,848
BlackRock High Income V.I.
   Fund - Class I                      1,849        (332)         1,517           (86)            --          (1,207)          224
BlackRock International Value
   V.I. Fund - Class I                    --          (5)            (5)        8,532             --          (8,435)           92
BlackRock Large Cap Core V.I.
   Fund - Class I                        257        (362)          (105)          (10)         3,621          (1,826)        1,680
BlackRock Total Return V.I.
   Fund - Class I                      3,352        (990)         2,362           135             --            (970)        1,527
Delaware VIP Balanced Series
   - Standard Class                    3,104        (895)         2,209        (6,095)            --           4,327           441
Delaware VIP Capital Reserves
   Series - Standard Class             3,767        (982)         2,785          (968)            --             426         2,243
Delaware VIP Cash Reserve
   Series - Standard Class             5,607      (1,511)         4,096            --             --              --         4,096
Delaware VIP Growth Opportunities
   Series - Standard Class                --      (7,598)        (7,598)       18,687             --          57,592        68,681
Delaware VIP High Yield Series
   - Standard Class                    2,783        (526)         2,257          (414)            --          (1,223)          620
Delaware VIP Value Series -
   Standard Class                     25,344     (19,666)         5,678        55,856         40,002        (157,390)      (55,854)
Dreyfus Stock Index Fund, Inc.
   - Initial Shares                   19,741     (16,512)         3,229        25,357             --          17,618        46,204
Dreyfus VIF Small Company Stock
   Portfolio - Initial Shares             --        (457)          (457)       (8,282)        24,956          (8,702)        7,515
Fidelity VIP Asset Manager
   Portfolio - Initial Class          24,838      (5,666)        19,172        (1,814)        11,424          23,596        52,378
Fidelity VIP Contrafund
   Portfolio - Initial Class           5,978      (9,040)        (3,062)       15,788        159,657         (78,544)       93,839
Fidelity VIP Growth Portfolio
   - Initial Class                    11,308     (19,390)        (8,082)      (12,109)         1,203         327,615       308,627
Fidelity VIP High Income
   Portfolio - Initial Class           9,448      (1,679)         7,769           607             --          (6,587)        1,789
Fidelity VIP Investment Grade
   Bond Portfolio - Initial Class      6,667      (2,097)         4,570        (2,210)            --           1,651         4,011

                             See accompanying notes.

                                     VA A-4

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2007

                                       A             B           A+B=C         D              E              F           C+D+E+F

                                                                                                                         Increase
                                               Mortality and                                            Net change in  (decrease) in
                                   Dividends   expense risk       Net     Net realized   Capital gain    unrealized     net assets
                                     from          and        investment   gain (loss)  distributions   appreciation    resulting
                                     mutual   administrative    income         on        from mutual   (depreciation)      from
Sub-accounts                         funds        charges       (loss)     investments      funds      of investments   operations
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market
   Portfolio - Initial Class       $ 27,107      $ (7,495)     $ 19,612     $    --        $    --         $    --       $ 19,612
Fidelity VIP Overseas Portfolio
   - Initial Class                    2,202          (929)        1,273       1,231          4,382           2,496          9,382
UBS U.S. Allocation Portfolio         2,603        (1,181)        1,422        (941)            --           1,864          2,345
Van Eck Worldwide Emerging
   Markets Fund - Initial Class          67          (256)         (189)        462          2,657           1,983          4,913
Van Eck Worldwide Hard Assets
   Fund - Initial Class                 105        (1,304)       (1,199)        903         10,283          23,487         33,474
Vanguard Dividend Growth Fund           509          (147)          362         320            179             889          1,750
Vanguard Inflation-Protected
   Securities Fund                    3,101          (241)        2,860          34             --           2,976          5,870
Vanguard LifeStrategy Income Fund     1,878          (243)        1,635         164             92             881          2,772
Vanguard VIF Balanced Portfolio       8,902        (1,660)        7,242       3,220         13,428              75         23,965
Vanguard VIF Capital Growth
   Portfolio                            247          (240)            7       1,229            819           1,600          3,655
Vanguard VIF Diversified Value
   Portfolio                          1,108          (344)          764       2,120          1,894          (3,662)         1,116
Vanguard VIF Equity Income
   Portfolio                          2,268          (477)        1,791       1,454          6,062          (5,780)         3,527
Vanguard VIF Equity Index
   Portfolio                            568          (191)          377         499          1,413            (531)         1,758
Vanguard VIF Growth Portfolio           272          (243)           29         997             --           2,356          3,382
Vanguard VIF High Yield Bond
   Portfolio                          1,828          (138)        1,690         (25)            --          (1,266)           399
Vanguard VIF International
   Portfolio                          2,693          (784)        1,909      12,520          6,058           2,773         23,260
Vanguard VIF Mid-Cap Index
   Portfolio                          1,128          (453)          675      20,388          9,499         (22,491)         8,071
Vanguard VIF Money Market
   Portfolio                          1,495          (153)        1,342          --             --              --          1,342
Vanguard VIF REIT Index Portfolio     2,534          (611)        1,923      13,169         10,357         (43,403)       (17,954)
Vanguard VIF Short-Term
   Investment-Grade Portfolio           204           (24)          180           3             --              59            242
Vanguard VIF Small Company Growth
   Portfolio                            345          (355)          (10)        460          6,084          (4,188)         2,346
Vanguard VIF Total Bond Market
   Index Portfolio                    6,203          (824)        5,379         139             --           4,306          9,824
Vanguard VIF Total Stock Market
   Index Portfolio                    2,309        (1,137)        1,172       4,615          9,440          (5,056)        10,171

                             See accompanying notes.

                                     VA A-5

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                             -----------------------------------------------------------------------
                                                                                              AllianceBernstein
                                                                                 AIM V.I.          Americas
                                                             AIM V.I. Capital  International      Government     AllianceBernstein
                                                               Appreciation    Growth Fund -   Income Portfolio    Balanced Shares
                                                              Fund - Series I    Series I          - Class A     Portfolio - Class A
                                                             ----------------  -------------  -----------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $ (4,140)        $ (1,802)      $  154,683          $   150,812
   Net realized gain (loss) on investments                         (3,406)           5,718           (3,505)             913,576
   Capital gain distributions from mutual funds                        --               --           28,709              239,887
   Net change in unrealized appreciation (depreciation) of
      investments                                                  35,775           16,820           43,395           (1,122,817)
                                                                 --------         --------       ----------          -----------
Increase (decrease) in net assets resulting from operations        28,229           20,736          223,282              181,458
                                                                 --------         --------       ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       5,245              960               --                   --
   Administrative charges                                            (359)            (396)          (4,610)             (10,579)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                        9,941           18,781          (95,526)          (2,135,643)
   Mortality reserve transfers                                         --               --               --                   --
   Contract withdrawals                                           (23,948)         (15,706)        (333,382)          (1,644,212)
   Surrender charges                                                    2                7              342               (8,043)
   Death benefits                                                    (272)            (455)         (11,947)             (82,198)
   Annuity payments                                                    --               --               --               (5,596)
                                                                 --------         --------       ----------          -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (9,391)           3,191         (445,123)          (3,886,271)
                                                                 --------         --------       ----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            18,838           23,927         (221,841)          (3,704,813)
NET ASSETS:
   Beginning of year                                              278,859          173,922        3,601,465           10,956,165
                                                                 --------         --------       ----------          -----------
   End of year                                                   $297,697         $197,849       $3,379,624          $ 7,251,352
                                                                 ========         ========       ==========          ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $ (3,949)        $   (757)      $  217,625          $   119,190
   Net realized gain (loss) on investments                         (9,867)           7,347            4,034              148,074
   Capital gain distributions from mutual funds                        --               --           12,043              295,661
   Net change in unrealized appreciation (depreciation) of
      investments                                                  27,473           34,805         (171,402)             489,026
                                                                 --------         --------       ----------          -----------
Increase (decrease) in net assets resulting from operations        13,657           41,395           62,300            1,051,951
                                                                 --------         --------       ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       5,629              960               --                    -
   Administrative charges                                            (362)            (376)          (3,717)              (9,148)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                       (2,728)           8,687          (33,278)              64,852
   Mortality reserve transfers                                         --               --               --                  180
   Contract withdrawals                                           (37,107)         (56,137)        (513,647)          (1,371,438)
   Surrender charges                                                  (38)            (913)          (3,642)             (15,469)
   Death benefits                                                      --               --          (47,074)            (237,511)
   Annuity payments                                                    --               --               --               (7,220)
                                                                 --------         --------       ----------          -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                   (34,606)         (47,779)        (601,358)          (1,575,754)
                                                                 --------         --------       ----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (20,949)          (6,384)        (539,058)            (523,803)
NET ASSETS:
   Beginning of year                                              299,808          180,306        4,140,523           11,479,968
                                                                 --------         --------       ----------          -----------
   End of year                                                   $278,859         $173,922       $3,601,465          $10,956,165
                                                                 ========         ========       ==========          ===========

                            See accompanying notes.

                                     VA A-6

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                            ------------------------------------------------------------------------
                                                                              AllianceBernstein AllianceBernstein AllianceBernstein
                                                            AllianceBernstein   Global Dollar        Golobal           Golobal
                                                                Global Bond       Government        Technology        Technology
                                                                 Portfolio        Portfolio         Portfolio         Portfolio
                                                                 - Class A        - Class A         - Class A         - Class B
                                                            ----------------- ----------------- ----------------- ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $   19,722        $   93,576       $  (110,407)       $  (22,207)
   Net realized gain (loss) on investments                         (38,283)          (38,097)       (1,598,976)           98,722
   Capital gain distributions from mutual funds                         --            79,930                --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                                  105,148           (76,422)        3,034,861           193,050
                                                                ----------        ----------       -----------        ----------
Increase (decrease) in net assets resulting from operations         86,587            58,987         1,325,478           269,565
                                                                ----------        ----------       -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        3,426                --             6,902                --
   Administrative charges                                           (2,535)           (4,334)           (9,118)           (6,226)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                        98,278            16,670          (494,351)          133,383
   Mortality reserve transfers                                          --                --                --                --
   Contract withdrawals                                           (219,850)         (287,866)       (1,737,724)         (179,895)
   Surrender charges                                                (1,181)             (225)               31            (1,029)
   Death benefits                                                  (20,734)          (12,001)          (53,500)               --
   Annuity payments                                                 (1,029)               --                --                --
                                                                ----------        ----------       -----------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                   (143,625)         (287,756)       (2,287,760)          (53,767)
                                                                ----------        ----------       -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (57,038)         (228,769)         (962,282)          215,798
NET ASSETS:
   Beginning of year                                             1,145,038         2,158,982         8,399,220         1,544,496
                                                                ----------        ----------       -----------        ----------
   End of year                                                  $1,088,000        $1,930,213       $ 7,436,938        $1,760,294
                                                                ==========        ==========       ===========        ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                 $    1,759        $   90,906       $  (130,248)       $  (21,869)
   Net realized gain (loss) on investments                         (41,817)           18,437        (2,659,120)              414
   Capital gain distributions from mutual funds                     10,001            95,687                --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                                   70,129           (28,963)        3,349,204           120,790
                                                                ----------        ----------       -----------        ----------
Increase (decrease) in net assets resulting from operations         40,072           176,067           559,836            99,335
                                                                ----------        ----------       -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          941                --             7,827                --
   Administrative charges                                           (1,235)           (2,493)           (9,263)           (2,768)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                        38,145           (60,079)         (469,289)           37,745
   Mortality reserve transfers                                          72                --                --                --
   Contract withdrawals                                           (111,496)         (275,950)       (1,601,475)         (176,088)
   Surrender charges                                                (1,338)           (4,699)          (13,199)           (4,663)
   Death benefits                                                  (56,635)          (57,752)         (635,465)               --
   Annuity payments                                                 (1,033)               --                --                --
                                                                ----------        ----------       -----------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                   (132,579)         (400,973)       (2,720,864)         (145,774)
                                                                ----------        ----------       -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (92,507)         (224,906)       (2,161,028)          (46,439)
NET ASSETS:
   Beginning of year                                             1,237,545         2,383,888        10,560,248         1,590,935
                                                                ----------        ----------       -----------        ----------
   End of year                                                  $1,145,038        $2,158,982       $ 8,399,220        $1,544,496
                                                                ==========        ==========       ===========        ==========

                            See accompanying notes.

                                     VA A-7

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                            ------------------------------------------------------------------------
                                                            AllianceBernstein AllianceBernstein
                                                            Growth and Income Growth and Income AllianceBernstein AllianceBernstein
                                                               Portfolio -       Portfolio -     Growth Portfolio  Growth Portfolio
                                                                 Class A           Class B          - Class A          - Class B
                                                            ----------------- ----------------- ----------------- ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                $    22,469       $   (19,854)     $  (160,022)       $  (42,324)
   Net realized gain (loss) on investments                       1,877,155           623,698         (561,370)          373,023
   Capital gain distributions from mutual funds                  1,202,326           553,409               --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                               (2,139,985)         (773,134)       1,971,185              (660)
                                                               -----------       -----------      -----------        ----------
Increase (decrease) in net assets resulting from operations        961,965           384,119        1,249,793           330,039
                                                               -----------       -----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        4,100            13,428            5,702            57,469
   Administrative charges                                          (19,148)          (17,319)          (8,316)          (10,753)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                    (3,982,699)          (72,793)      (2,862,407)         (180,759)
   Mortality reserve transfers                                          --                --               --                --
   Contract withdrawals                                         (4,064,721)       (1,149,234)      (1,602,614)         (541,227)
   Surrender charges                                                 1,658           (17,296)            (461)           (6,386)
   Death benefits                                                 (615,025)          (73,109)        (257,326)          (14,293)
   Annuity payments                                                (39,973)           (4,993)              --                --
                                                               -----------       -----------      -----------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                 (8,715,808)       (1,321,316)      (4,725,422)         (695,949)
                                                               -----------       -----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (7,753,843)         (937,197)      (3,475,629)         (365,910)
NET ASSETS:
   Beginning of year                                            26,469,933        11,106,538       12,514,816         3,136,937
                                                               -----------       -----------      -----------        ----------
   End of year                                                 $18,716,090       $10,169,341      $ 9,039,187        $2,771,027
                                                               ===========       ===========      ===========        ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                $     9,577        $  (25,346)      $ (190,452)        $ (44,777)
   Net realized gain (loss) on investments                         816,974           210,292         (750,175)          161,339
   Capital gain distributions from mutual funds                  1,369,232           546,796               --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                                1,585,390           788,757          478,220          (213,030)
                                                               -----------       -----------      -----------        ----------
Increase (decrease) in net assets resulting from operations      3,781,173         1,520,499         (462,407)          (96,468)
                                                               -----------       -----------      -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        1,688            10,303            4,777            38,713
   Administrative charges                                          (18,960)          (12,706)          (9,942)           (5,016)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                       253,462            75,675         (363,207)          154,283
   Mortality reserve transfers                                      15,028               105               --                --
   Contract withdrawals                                         (4,701,446)         (681,821)      (1,758,150)         (261,651)
   Surrender charges                                               (16,879)          (16,066)          (9,475)           (5,900)
   Death benefits                                                 (809,906)         (178,002)        (617,488)          (77,162)
   Annuity payments                                                (37,551)           (4,602)              --                --
                                                               -----------       -----------      -----------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                 (5,314,564)         (807,114)      (2,753,485)         (156,733)
                                                               -----------       -----------      -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (1,533,391)          713,385       (3,215,892)         (253,201)
NET ASSETS:
   Beginning of year                                            28,003,324        10,393,153       15,730,708         3,390,138
                                                               -----------       -----------      -----------        ----------
   End of year                                                 $26,469,933       $11,106,538      $12,514,816        $3,136,937
                                                               ===========       ===========      ===========        ==========

                            See accompanying notes.

                                     VA A-8

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                          Sub-accounts
                                                            ------------------------------------------------------------------------
                                                                                                 AllianceBernstein
                                                            AllianceBernstein AllianceBernstein    International   AllianceBernstein
                                                               High Yield      International      Research Growth    International
                                                               Portfolio -    Growth Portfolio -    Portfolio -     Value Portfolio
                                                                Class A          Class A              Class A          - Class A
                                                            ----------------- -----------------  ----------------  -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $  162,956      $    12,956        $     3,766       $   (6,392)
   Net realized gain (loss) on investments                          (20,021)         828,290          2,528,314          353,737
   Capital gain distributions from mutual funds                          --        1,772,678          1,772,032          124,758
   Net change in unrealized appreciation (depreciation)
      of investments                                               (150,427)      (1,988,910)        (2,936,784)        (335,608)
                                                                 -----------     -----------        -----------       ----------
Increase (decrease) in net assets resulting from operations          (7,492)         625,014          1,367,328          136,495
                                                                 -----------     -----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           130           35,847             10,550           33,679
   Administrative charges                                            (4,655)          (6,579)           (10,573)          (7,756)
   Net transfers from (to) other Sub-accounts or fixed rate          13,856        6,474,728         (6,645,901)         206,202
      option
   Mortality reserve transfers                                           --               --                 --               --
   Contract withdrawals                                            (369,611)      (1,093,457)        (1,041,083)        (357,854)
   Surrender charges                                                 (2,517)          (4,504)            (2,641)          (2,908)
   Death benefits                                                   (69,200)         (15,612)           (97,711)         (93,610)
   Annuity payments                                                    (597)            (559)           (26,709)              --
                                                                 -----------     -----------        -----------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (432,594)       5,389,864         (7,814,068)        (222,247)
                                                                 -----------     -----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (440,086)       6,014,878         (6,446,740)         (85,752)
NET ASSETS:
   Beginning of year                                              2,731,700        5,300,029          6,446,740        3,031,561
                                                                 -----------     -----------        -----------       ----------
   End of year                                                   $2,291,614      $11,314,907        $        --       $2,945,809
                                                                 ==========      ===========        ===========       ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $  198,429      $   (26,350)       $   (61,445)      $   (1,376)
   Net realized gain (loss) on investments                           19,577          581,175            756,249          379,105
   Capital gain distributions from mutual funds                          --           31,582                 --           46,743
   Net change in unrealized appreciation (depreciation) of
   investments                                                      (14,629)         573,510            656,000          336,243
                                                                 -----------     -----------        -----------       ----------
Increase (decrease) in net assets resulting from operations         203,377        1,159,917          1,350,804          760,715
                                                                 -----------     -----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           845            8,244              4,605            7,672
   Administrative charges                                            (3,333)          (4,817)            (6,102)          (3,658)
   Net transfers from (to) other Sub-accounts or fixed rate         (46,181)        (117,543)           305,912          324,841
      option
   Mortality reserve transfers                                           18               12              8,616                -
   Contract withdrawals                                            (273,125)        (920,586)          (954,959)        (305,798)
   Surrender charges                                                 (5,722)          (9,089)            (8,732)          (7,271)
   Death benefits                                                   (94,766)         (25,770)           (67,210)         (19,829)
   Annuity payments                                                    (591)            (475)           (24,053)              --
                                                                 -----------     -----------        -----------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (422,855)      (1,070,024)          (741,923)          (4,043)
                                                                 -----------     -----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (219,478)          89,893            608,881          756,672
NET ASSETS:
   Beginning of year                                              2,951,178        5,210,136          5,837,859        2,274,889
                                                                 -----------     -----------        -----------       ----------
   End of year                                                   $2,731,700      $ 5,300,029        $ 6,446,740       $3,031,561
                                                                 ==========      ===========        ===========       ==========

                             See accompanying notes.

                                     VA A-9

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                            ------------------------------------------------------------------------
                                                            AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein
                                                             Large Cap Growth  Large Cap Growth    Money Market     Money Market
                                                                 Portfolio        Portfolio         Portfolio        Portfolio
                                                                - Class A        - Class B         - Class A         - Class B
                                                            ----------------- ----------------- ----------------- ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $  (192,652)       $  (45,759)     $     70,133       $   33,962
   Net realized gain (loss) on investments                         (798,649)          211,237                --               --
   Capital gain distributions from mutual funds                          --                --                --               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                 2,535,814           206,538                --               --
                                                                -----------        ----------      ------------       ----------
Increase (decrease) in net assets resulting from operations       1,544,513           372,016            70,133           33,962
                                                                -----------        ----------      ------------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         4,100               384               450              120
   Administrative charges                                           (12,742)           (8,594)           (1,756)          (3,168)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                     (2,497,562)          (26,999)       12,739,737          206,973
   Mortality reserve transfers                                           --                --                --               --
   Contract withdrawals                                          (2,737,736)         (441,504)      (11,567,252)        (417,968)
   Surrender charges                                                    378            (2,603)             (416)          (6,469)
   Death benefits                                                  (174,022)           (7,682)         (265,835)         (55,085)
   Annuity payments                                                  (1,194)               --                --               --
                                                                -----------        ----------      ------------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                  (5,418,778)         (486,998)          904,928         (275,597)
                                                                -----------        ----------      ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (3,874,265)         (114,982)          975,061         (241,635)
NET ASSETS:
   Beginning of year                                             15,226,350         3,321,567         2,030,478        1,486,559
                                                                -----------        ----------      ------------       ----------
   End of year                                                  $11,352,085        $3,206,585      $  3,005,539       $1,244,924
                                                                ===========        ==========      ============       ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                 $  (241,524)       $  (46,778)     $     65,630       $   42,131
   Net realized gain (loss) on investments                       (1,310,748)          144,069                --               --
   Capital gain distributions from mutual funds                          --                --                --               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                 1,031,026          (164,127)               --               --
                                                                -----------        ----------      ------------       ----------
Increase (decrease) in net assets resulting from operations        (521,246)          (66,836)           65,630           42,131
                                                                -----------        ----------      ------------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         5,475               384               812           52,620
   Administrative charges                                           (15,007)           (5,638)           (2,186)          (1,869)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                       (403,287)           65,622           542,868         (487,336)
   Mortality reserve transfers                                          187                --                --               --
   Contract withdrawals                                          (3,499,819)         (223,689)       (1,155,564)        (200,831)
   Surrender charges                                                (16,386)           (5,384)             (927)          (1,203)
   Death benefits                                                  (699,026)          (58,602)          (62,268)         (13,302)
   Annuity payments                                                  (1,153)               --                --               --
                                                                -----------        ----------      ------------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                  (4,629,016)         (227,307)         (677,265)        (651,921)
                                                                -----------        ----------      ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (5,150,262)         (294,143)         (611,635)        (609,790)
NET ASSETS:
   Beginning of year                                             20,376,612         3,615,710         2,642,113        2,096,349
                                                                -----------        ----------      ------------       ----------
   End of year                                                  $15,226,350        $3,321,567      $  2,030,478       $1,486,559
                                                                ===========        ==========      ============       ==========

                             See accompanying notes.

                                     VA A-10

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                            ------------------------------------------------------------------------
                                                                                                                  AllianceBernstein
                                                            AllianceBernstein                   AllianceBernstein      U.S.
                                                               Real Estate    AllianceBernstein   Small/Mid Cap    Government/High
                                                                Investment     Small Cap Growth  Value Portfolio   Grade Securities
                                                                Portfolio         Portfolio        - Class A         Portfolio
                                                               - Class A         - Class A                           - Class A
                                                            ----------------- ----------------- ----------------- ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $     1,617       $   (62,897)       $  (28,126)     $   226,453
   Net realized gain (loss) on investments                          510,729           619,411           457,583         (116,764)
   Capital gain distributions from mutual funds                     787,214                --           362,420               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                (1,996,016)             (452)         (747,343)         125,836
                                                                -----------       -----------        ----------      -----------
Increase (decrease) in net assets resulting from operations        (696,456)          556,062            44,534          235,525
                                                                -----------       -----------        ----------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         6,400             3,848            17,952           14,221
   Administrative charges                                            (8,633)           (5,949)           (7,589)          (9,325)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                       (509,473)       (1,667,961)          126,452         (110,172)
   Mortality reserve transfers                                           --                --                --               --
   Contract withdrawals                                            (707,379)         (753,324)         (775,678)        (711,567)
   Surrender charges                                                 (1,148)              (94)           (6,416)           1,051
   Death benefits                                                   (49,471)          (91,159)          (24,585)        (295,464)
   Annuity payments                                                    (468)           (1,080)               --           (5,742)
                                                                -----------       -----------        ----------      -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                  (1,270,172)       (2,515,719)         (669,864)      (1,116,998)
                                                                -----------       -----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,966,628)       (1,959,657)         (625,330)        (881,473)
NET ASSETS:
   Beginning of year                                              5,309,741         5,023,291         5,373,424        7,513,509
                                                                -----------       -----------        ----------      -----------
   End of year                                                  $ 3,343,113       $ 3,063,634        $4,748,094      $ 6,632,036
                                                                ===========       ===========        ==========      ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                    $ 29,641       $   (72,662)       $ (51,061)      $   212,402
   Net realized gain (loss) on investments                          581,141            82,426           341,426          (79,139)
   Capital gain distributions from mutual funds                     633,797                --           355,483               --
   Net change in unrealized appreciation (depreciation) of
      investments                                                   199,141           424,437           (13,726)          44,833
                                                                -----------       -----------        ----------      -----------
Increase (decrease) in net assets resulting from operations       1,443,720           434,201           632,122          178,096
                                                                -----------       -----------        ----------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         4,905             2,123             2,405           17,624
   Administrative charges                                            (6,142)           (3,996)           (5,490)          (8,093)
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         60,668            56,421            40,601          (14,269)
Mortality reserve transfers                                             (35)              101                --              124
   Contract withdrawals                                            (800,968)         (613,965)         (346,338)        (857,962)
   Surrender charges                                                (13,023)           (3,198)           (6,816)          (5,914)
   Death benefits                                                   (81,141)          (45,483)          (45,526)        (640,657)
   Annuity payments                                                    (447)           (1,004)               --           (5,813)
                                                                -----------       -----------        ----------      -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (836,183)         (609,001)         (361,164)      (1,514,960)
                                                                -----------       -----------        ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             607,537          (174,800)          270,958       (1,336,864)
   NET ASSETS:
   Beginning of year                                              4,702,204         5,198,091         5,102,466        8,850,373
                                                                -----------       -----------        ----------      -----------
   End of year                                                  $ 5,309,741       $ 5,023,291        $5,373,424      $ 7,513,509
                                                                ===========       ===========        ==========      ===========

                             See accompanying notes.

                                     VA A-11

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                  ------------------------------------------------------------------------------
                                                   AllianceBernstein
                                                          U.S.
                                                    Government/High     AllianceBernstein   AllianceBernstein   BlackRock Basic
                                                    Grade Securities      Utility Income    Value Portfolio -  Value V.I. Fund -
                                                  Portfolio - Class B  Portfolio - Class A       Class B            Class I
                                                  -------------------  -------------------  -----------------  -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $  4,117            $   35,946          $   (9,176)         $     94
   Net realized gain (loss) on investments                (1,224)              611,568             435,100             5,413
   Capital gain distributions from mutual funds               --                 3,350             146,446            11,414
   Net change in unrealized appreciation
      (depreciation) of investments                          876               195,759            (826,409)          (16,634)
                                                        --------            ----------          ----------          --------
Increase (decrease) in net assets resulting from
   operations                                              3,769               846,623            (254,039)              287
                                                        --------            ----------          ----------          --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                    --              35,408                --
   Administrative charges                                    (41)               (6,299)            (11,292)              (91)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                               (18,295)              371,623              88,041                (4)
   Mortality reserve transfers                                --                    --                  --                --
   Contract withdrawals                                   (7,053)             (943,685)           (742,212)          (32,709)
   Surrender charges                                          --                (5,886)            (10,331)               --
   Death benefits                                             --               (22,718)             (1,170)               --
   Annuity payments                                           --                    --                  --                --
                                                        --------            ----------          ----------          --------
Increase (decrease) in net assets resulting from
   principal transactions                                (25,389)             (606,965)           (641,556)          (32,804)
                                                        --------            ----------          ----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (21,620)              239,658            (895,595)          (32,517)
NET ASSETS:
   Beginning of year                                     137,148             4,310,788           5,496,774           120,453
                                                        --------            ----------          ----------          --------
   End of year                                          $115,528            $4,550,446          $4,601,179          $ 87,936
                                                        ========            ==========          ==========          ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $  4,016            $   47,291          $  (22,741)         $    339
   Net realized gain (loss) on investments                (1,525)              158,392             284,348               263
   Capital gain distributions from mutual funds               --                    --             135,871            12,139
   Net change in unrealized appreciation
      (depreciation) of investments                          270               626,098             506,411             7,497
                                                        --------            ----------          ----------          --------
Increase (decrease) in net assets resulting
   from operations                                         2,761               831,781             903,889            20,238
                                                        --------            ----------          ----------          --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                 2,500              14,342                --
   Administrative charges                                   (117)               (3,914)             (6,816)             (108)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                22,666                89,141             142,481                (9)
   Mortality reserve transfers                                --                    --                  --                --
   Contract withdrawals                                  (37,325)             (583,527)           (315,515)               --
   Surrender charges                                          --                (4,935)             (7,702)               --
   Death benefits                                             --              (146,115)            (76,712)               --
   Annuity payments                                           --                    --                  --                --
                                                        --------            ----------          ----------          --------
Increase (decrease) in net assets resulting from
   principal transactions                                (14,776)             (646,850)           (249,922)             (117)
                                                        --------            ----------          ----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (12,015)              184,931             653,967            20,121
NET ASSETS:
   Beginning of year                                     149,163             4,125,857           4,842,807           100,332
                                                        --------            ----------          ----------          --------
   End of year                                          $137,148            $4,310,788          $5,496,774          $120,453
                                                        ========            ==========          ==========          ========

                             See accompanying notes.

                                     VA A-12

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                  -------------------------------------------------------------------------------
                                                     BlackRock Global      BlackRock Global   BlackRock High       BlackRock
                                                  Allocation V.I. Fund -  Growth V.I. Fund -   Income V.I.    International Value
                                                         Class I               Class I        Fund - Class I  V.I. Fund - Class I
                                                  ----------------------  ------------------  --------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                          $    606               $   (69)         $  1,517          $     (5)
   Net realized gain (loss) on investments                  3,959                    93               (86)            8,532
   Capital gain distributions from mutual funds             1,966                    --                --                --
   Net change in unrealized appreciation
      (depreciation) of investments                          (822)                6,824            (1,207)           (8,435)
                                                         --------               -------          --------          --------
Increase (decrease) in net assets resulting from
   operations                                               5,709                 6,848               224                92
                                                         --------               -------          --------          --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  --                    --                --                --
   Administrative charges                                     (40)                  (23)              (24)               --
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                     (4)                   (6)               --                --
   Mortality reserve transfers                                 --                    --                --                --
   Contract withdrawals                                   (40,613)                   --                --           (27,325)
   Surrender charges                                           --                    --                --                --
   Death benefits                                              --                    --                --                --
   Annuity payments                                            --                    --                --                --
                                                         --------               -------          --------          --------
Increase (decrease) in net assets resulting from
   principal transactions                                 (40,657)                  (29)              (24)          (27,325)
                                                         --------               -------          --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (34,948)                6,819               200           (27,233)
NET ASSETS:
   Beginning of year                                       77,793                19,574            23,139            27,233
                                                         --------               -------          --------          --------
   End of year                                           $ 42,845               $26,393          $ 23,339          $     --
                                                         ========               =======          ========          ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                          $    991               $   (73)         $  1,719          $    407
   Net realized gain (loss) on investments                     95                    12            (5,513)            5,079
   Capital gain distributions from mutual funds             2,919                    --                --             2,311
   Net change in unrealized appreciation
      (depreciation) of investments                         6,100                 3,372             6,109              (103)
                                                         --------               -------          --------          --------
Increase (decrease) in net assets resulting
   from operations                                         10,105                 3,311             2,315             7,694
                                                         --------               -------          --------          --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  --                    --                --                --
   Administrative charges                                     (73)                  (18)              (28)              (34)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                     (3)                   (4)          (23,410)               (7)
   Mortality reserve transfers                                 --                    --                --                --
   Contract withdrawals                                        --                    --                --           (11,757)
   Surrender charges                                           --                    --                --                --
   Death benefits                                              --                    --                --                --
   Annuity payments                                            --                    --                --                --
                                                         --------               -------          --------          --------
Increase (decrease) in net assets resulting from
   principal transactions                                     (76)                  (22)          (23,438)          (11,798)
                                                         --------               -------          --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    10,029                 3,289           (21,123)           (4,104)
NET ASSETS:
   Beginning of year                                       67,764                16,285            44,262            31,337
                                                         --------               -------          --------          --------
   End of year                                           $ 77,793               $19,574          $ 23,139          $ 27,233
                                                         ========               =======          ========          ========

                             See accompanying notes.

                                     VA A-13

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                Sub-accounts
                                                  -----------------------------------------------------------------------
                                                                                                          Delaware VIP
                                                  BlackRock Large  BlackRock Total     Delaware VIP     Capital Reserves
                                                   Cap Core V.I.   Return V.I. Fund  Balanced Series -  Series - Standard
                                                  Fund - Class I      - Class I       Standard Class          Class
                                                  ---------------  ----------------  -----------------  -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $  (105)         $ 2,362           $  2,209           $   2,785
   Net realized gain (loss) on investments                (10)             135             (6,095)               (968)
   Capital gain distributions from mutual funds         3,621               --                 --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                    (1,826)            (970)             4,327                 426
                                                      -------          -------           --------           ---------
Increase (decrease) in net assets resulting from
   operations                                           1,680            1,527                441               2,243
                                                      -------          -------           --------           ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --               --                 --                  --
   Administrative charges                                 (26)             (61)               (74)                (53)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                 (2)              (2)                (4)                 (1)
   Mortality reserve transfers                             --               --                 --                  --
   Contract withdrawals                                    --           (1,401)           (82,959)            (50,669)
   Surrender charges                                       --               --                 --                  --
   Death benefits                                          --               --                 --                  --
   Annuity payments                                        --               --                 --                  --
                                                      -------          -------           --------           ---------
Increase (decrease) in net assets resulting from
   principal transactions                                 (28)          (1,464)           (83,037)            (50,723)
                                                      -------          -------           --------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,652               63            (82,596)            (48,480)
NET ASSETS:
   Beginning of year                                   24,600           70,730             96,016              94,356
                                                      -------          -------           --------           ---------
   End of year                                        $26,252          $70,793           $ 13,420           $  45,876
                                                      =======          =======           ========           =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $  (100)         $ 2,259           $  1,513           $   3,721
   Net realized gain (loss) on investments                (12)             139             (9,631)              2,793
   Capital gain distributions from mutual funds         2,637               --                 --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                       338             (370)            21,363              (2,934)
                                                      -------          -------           --------           ---------
Increase (decrease) in net assets resulting
   from operations                                      2,863            2,028             13,245               3,580
                                                      -------          -------           --------           ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --               --                 --                  --
   Administrative charges                                 (23)             (59)              (107)                (83)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                 (2)              (1)                (3)                 25
   Mortality reserve transfers                             --               --                 --                  --
   Contract withdrawals                                    --           (1,439)           (38,964)           (139,284)
   Surrender charges                                       --               --                 --                  --
   Death benefits                                          --               --                 --                  --
   Annuity payments                                        --               --                 --                  --
                                                      -------          -------           --------           ---------
Increase (decrease) in net assets resulting from
   principal transactions                                 (25)          (1,499)           (39,074)           (139,342)
                                                      -------          -------           --------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,838              529            (25,829)           (135,762)
NET ASSETS:
   Beginning of year                                   21,762           70,201            121,845             230,118
                                                      -------          -------           --------           ---------
   End of year                                        $24,600          $70,730           $ 96,016           $  94,356
                                                      =======          =======           ========           =========

                             See accompanying notes.

                                     VA A-14

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                              Sub-accounts
                                                  --------------------------------------------------------------------
                                                                     Delaware VIP
                                                   Delaware VIP         Growth
                                                   Cash Reserve     Opportunities    Delaware VIP High   Delaware VIP
                                                     Series -     Series - Standard   Yield Series -    Value Series -
                                                  Standard Class        Class         Standard Class    Standard Class
                                                  --------------  -----------------  -----------------  --------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                      $  4,096         $  (7,598)          $ 2,257         $    5,678
   Net realized gain (loss) on investments                 --            18,687              (414)            55,856
   Capital gain distributions from mutual funds            --                --                --             40,002
   Net change in unrealized appreciation
      (depreciation) of investments                        --            57,592            (1,223)          (157,390)
                                                     --------         ---------           -------         ----------
Increase (decrease) in net assets resulting from
   operations                                           4,096            68,681               620            (55,854)
                                                     --------         ---------           -------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --                --                --                 --
   Administrative charges                                 (34)             (160)              (36)              (684)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                    (1)                2                (1)                (4)
   Mortality reserve transfers                             --                --                --                 --
   Contract withdrawals                                    --          (112,275)             (481)          (174,793)
   Surrender charges                                       --                --                --                 --
   Death benefits                                          --                --                --                 --
   Annuity payments                                        --                --                --                 --
                                                     --------         ---------           -------         ----------
Increase (decrease) in net assets resulting from
   principal transactions                                 (35)         (112,433)             (518)          (175,481)
                                                     --------         ---------           -------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,061           (43,752)              102           (231,335)
NET ASSETS:
   Beginning of year                                  118,267           615,569            41,263          1,612,927
                                                     --------         ---------           -------         ----------
   End of year                                       $122,328         $ 571,817           $41,365         $1,381,592
                                                     ========         =========           =======         ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                      $  3,657         $  (7,569)          $ 2,518         $    4,812
   Net realized gain (loss) on investments                 --               793            (4,436)            42,202
   Capital gain distributions from mutual funds            --                --                --             31,120
   Net change in unrealized appreciation
      (depreciation) of investments                        --            36,539             6,563            231,943
                                                     --------         ---------           -------         ----------
Increase (decrease) in net assets resulting from
   operations                                           3,657            29,763             4,645            310,077
                                                     --------         ---------           -------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --                --                --                 --
   Administrative charges                                 (34)             (463)             (102)              (711)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                    (2)                1                (2)                (5)
   Mortality reserve transfers                             --                --                --                 --
   Contract withdrawals                                    --            (9,762)           (9,462)          (121,249)
   Surrender charges                                       --                --                --                 --
   Death benefits                                          --                --                --            (52,335)
   Annuity payments                                        --                --                --                 --
                                                     --------         ---------           -------         ----------
Increase (decrease) in net assets resulting from
   principal transactions                                 (36)          (10,224)           (9,566)          (174,300)
                                                     --------         ---------           -------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,621            19,539            (4,921)           135,777
NET ASSETS:
   Beginning of year                                  114,646           596,030            46,184          1,477,150
                                                     --------         ---------           -------         ----------
   End of year                                       $118,267         $ 615,569           $41,263         $1,612,927
                                                     ========         =========           =======         ==========

                             See accompanying notes.

                                     VA A-15

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                  -------------------------------------------------------------------------------
                                                                         Dreyfus VIF                             Fidelity VIP
                                                    Dreyfus Stock       Small Company    Fidelity VIP Asset       Contrafund
                                                  Index Fund, Inc. -  Stock Portfolio -  Manager Portfolio -  Portfolio - Initial
                                                    Initial Shares      Initial Shares      Initial Class            Class
                                                  ------------------  -----------------  -------------------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $    3,229          $    (457)           $ 19,172            $  (3,062)
   Net realized gain (loss) on investments                25,357             (8,282)             (1,814)              15,788
   Capital gain distributions from mutual funds               --             24,956              11,424              159,657
   Net change in unrealized appreciation
      (depreciation) of investments                       17,618             (8,702)             23,596              (78,544)
                                                      ----------          ---------            --------            ---------
Increase (decrease) in net assets resulting from
   operations                                             46,204              7,515              52,378               93,839
                                                      ----------          ---------            --------            ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                960                 --                  --                5,245
   Administrative charges                                 (1,175)               (44)               (362)                (856)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                   (4,890)           (94,148)                  3                  464
   Mortality reserve transfers                                --                 --                  --                   --
   Contract withdrawals                                 (177,567)           (14,274)            (37,000)             (53,163)
   Surrender charges                                         (12)                --                  --                   17
   Death benefits                                             --                 --                  --                   --
   Annuity payments                                           --                 --                  --                   --
                                                      ----------          ---------            --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                               (182,684)          (108,466)            (37,359)             (48,293)
                                                      ----------          ---------            --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (136,480)          (100,951)             15,019               45,546
NET ASSETS:
   Beginning of year                                   1,229,459            100,951             399,922              618,183
                                                      ----------          ---------            --------            ---------
   End of year                                        $1,092,979          $      --            $414,941            $ 663,729
                                                      ==========          =========            ========            =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $    2,851          $  (1,391)           $  6,102            $  (1,327)
   Net realized gain (loss) on investments                 5,183              5,347              (6,955)              51,134
   Capital gain distributions from mutual funds               --             11,803                  --               50,579
   Net change in unrealized appreciation
      (depreciation) of investments                      157,772             (6,559)             23,637              (33,764)
                                                      ----------          ---------            --------            ---------
Increase (decrease) in net assets resulting from
   operations                                            165,806              9,200              22,784               66,622
                                                      ----------          ---------            --------            ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                960                 --                  --                8,629
   Administrative charges                                 (1,318)               (91)               (398)                (894)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                  (11,876)             4,338               5,643               (1,549)
   Mortality reserve transfers                                --                 --                  --                   --
   Contract withdrawals                                 (310,643)           (25,715)            (68,628)            (182,261)
   Surrender charges                                      (1,665)              (412)               (687)              (1,645)
   Death benefits                                        (28,857)                --                  --                   --
   Annuity payments                                           --                 --                  --                   --
                                                      ----------          ---------            --------            ---------
Increase (decrease) in net assets resulting from
   principal transactions                               (353,399)           (21,880)            (64,070)            (177,720)
                                                      ----------          ---------            --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (187,593)           (12,680)            (41,286)            (111,098)
NET ASSETS:
   Beginning of year                                   1,417,052            113,631             441,208              729,281
                                                      ----------          ---------            --------            ---------
   End of year                                        $1,229,459          $ 100,951            $399,922            $ 618,183
                                                      ==========          =========            ========            =========

                             See accompanying notes.

                                     VA A-16

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                  Sub-accounts
                                                  ----------------------------------------------------------------------------
                                                                                            Fidelity VIP
                                                     Fidelity VIP      Fidelity VIP High  Investment Grade  Fidelity VIP Money
                                                  Growth Portfolio -  Income Portfolio -  Bond Portfolio -  Market Portfolio -
                                                    Initial Class        Initial Class      Initial Class     Initial Class
                                                  ------------------  ------------------  ----------------  ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $   (8,082)          $  7,769           $  4,570          $   19,612
   Net realized gain (loss) on investments               (12,109)               607             (2,210)                 --
   Capital gain distributions from mutual funds            1,203                 --                 --                  --
   Net change in unrealized appreciation
      (depreciation) of investments                      327,615             (6,587)             1,651                  --
                                                      ----------           --------           --------          ----------
Increase (decrease) in net assets resulting from
   operations                                            308,627              1,789              4,011              19,612
                                                      ----------           --------           --------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              5,965                960                 --                  --
   Administrative charges                                 (1,417)              (147)              (209)               (662)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                    6,526              3,368            (18,086)             82,649
   Mortality reserve transfers                                --                 --                 --                  --
   Contract withdrawals                                 (114,915)           (16,134)           (11,660)           (545,609)
   Surrender charges                                           9                 (7)                --              (4,693)
   Death benefits                                             --                 --                 --                  --
   Annuity payments                                           --                 --                 --                  --
                                                      ----------           --------           --------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                               (103,832)           (11,960)           (29,955)           (468,315)
                                                      ----------           --------           --------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  204,795            (10,171)           (25,944)           (448,703)
NET ASSETS:
   Beginning of year                                   1,264,747            123,032            160,177             690,098
                                                      ----------           --------           --------          ----------
   End of year                                        $1,469,542           $112,861           $134,233          $  241,395
                                                      ==========           ========           ========          ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $  (12,924)          $  7,812           $  5,509          $   40,298
   Net realized gain (loss) on investments               (53,454)             5,373             (6,204)                 --
   Capital gain distributions from mutual funds               --                 --                478                  --
   Net change in unrealized appreciation
      (depreciation) of investments                      132,893             (2,921)             4,499                  --
                                                      ----------           --------           --------          ----------
Increase (decrease) in net assets resulting from
   operations                                             66,515             10,264              4,282              40,298
                                                      ----------           --------           --------          ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              6,349                960                 --                  --
   Administrative charges                                 (1,505)              (131)              (227)             (1,140)
   Net transfers from (to) other Sub-accounts or
      fixed rate option                                   (7,967)            60,485                568              22,164
   Mortality reserve transfers                                --                 --                 --                  --
   Contract withdrawals                                 (124,845)           (34,275)           (47,700)           (637,444)
   Surrender charges                                      (1,003)              (189)              (580)            (17,282)
   Death benefits                                        (24,229)                --                 --             (76,405)
   Annuity payments                                           --                 --                 --                  --
                                                      ----------           --------           --------          ----------
Increase (decrease) in net assets resulting from
   principal transactions                               (153,200)            26,850            (47,939)           (710,107)
                                                      ----------           --------           --------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (86,685)            37,114            (43,657)           (669,809)
NET ASSETS:
   Beginning of year                                   1,351,432             85,918            203,834           1,359,907
                                                      ----------           --------           --------          ----------
   End of year                                        $1,264,747           $123,032           $160,177          $  690,098
                                                      ==========           ========           ========          ==========

                             See accompanying notes.

                                     VA A-17

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                Sub-accounts
                                                 --------------------------------------------------------------------------
                                                     Fidelity VIP       UBS U.S.    Van Eck Worldwide     Van Eck Worldwide
                                                 Overseas Portfolio -  Allocation    Emerging Markets    Hard Assets Fund -
                                                     Initial Class      Portfolio  Fund - Initial Class     Initial Class
                                                 --------------------  ----------  --------------------  ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                        $  1,273        $  1,422          $   (189)            $ (1,199)
   Net realized gain (loss) on investments                1,231            (941)              462                  903
   Capital gain distributions from mutual funds           4,382              --             2,657               10,283
   Net change in unrealized appreciation
      (depreciation) of investments                       2,496           1,864             1,983               23,487
                                                       --------        --------          --------             --------
Increase (decrease) in net assets resulting
   from operations                                        9,382           2,345             4,913               33,474
                                                       --------        --------          --------             --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --              --                --                   --
   Administrative charges                                   (48)           (148)              (27)                 (36)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                               (3,184)             (2)           10,745                  848
   Mortality reserve transfers                               --              --                --                   --
   Contract withdrawals                                  (1,896)        (69,980)           (1,566)                  --
   Surrender charges                                         --              --                --                   --
   Death benefits                                            --              --                --                   --
   Annuity payments                                          --              --                --                   --
                                                       --------        --------          --------             --------
Increase (decrease) in net assets resulting
   from principal transactions                           (5,128)        (70,130)            9,152                  812
                                                       --------        --------          --------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,254         (67,785)           14,065               34,286
NET ASSETS:
   Beginning of year                                     63,354         130,515            14,005               76,694
                                                       --------        --------          --------             --------
   End of year                                         $ 67,608        $ 62,730          $ 28,070             $110,980
                                                       ========        ========          ========             ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                        $   (309)       $  2,614          $   (202)            $ (1,042)
   Net realized gain (loss) on investments                4,187          (8,336)           43,150               12,328
   Capital gain distributions from mutual funds             543              --             6,336                4,869
   Net change in unrealized appreciation
      (depreciation) of investments                       5,566          16,974           (42,052)                 213
                                                       --------        --------          --------             --------
Increase (decrease) in net assets resulting
   from operations                                        9,987          11,252             7,232               16,368
                                                       --------        --------          --------             --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --              --                --                   --
   Administrative charges                                   (56)           (223)              (24)                 (33)
   Net transfers from (to) other Sub-accounts
      or fixed rate option                              (30,657)        (44,555)            2,166                  (10)
   Mortality reserve transfers                               --              --                --                   --
   Contract withdrawals                                      --          (1,973)          (82,940)             (18,715)
   Surrender charges                                         --              --            (1,524)                (353)
   Death benefits                                        (2,091)        (12,097)               --                   --
   Annuity payments                                          --              --                --                   --
                                                       --------        --------          --------             --------
Increase (decrease) in net assets resulting
   from principal transactions                          (32,804)        (58,848)          (82,322)             (19,111)
                                                       --------        --------          --------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (22,817)        (47,596)          (75,090)              (2,743)
NET ASSETS:
   Beginning of year                                     86,171         178,111            89,095               79,437
                                                       --------        --------          --------             --------
   End of year                                         $ 63,354        $130,515          $ 14,005             $ 76,694
                                                       ========        ========          ========             ========

                             See accompanying notes.

                                     VA A-18

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                           Sub-accounts
                                                 -----------------------------------------------------------------
                                                    Vanguard       Vanguard Inflation-    Vanguard    Vanguard VIF
                                                 Dividend Growth  Protected Securities  LifeStrategy    Balanced
                                                      Fund                Fund          Income Fund     Portfolio
                                                 ---------------  --------------------  ------------  ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   362             $ 2,860           $ 1,635      $  7,242
   Net realized gain (loss) on investments               320                  34               164         3,220
   Capital gain distributions from mutual funds          179                  --                92        13,428
   Net change in unrealized appreciation
      (depreciation) of investments                      889               2,976               881            75
                                                     -------             -------           -------      --------
Increase (decrease) in net assets resulting
   from operations                                     1,750               5,870             2,772        23,965
                                                     -------             -------           -------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             --                  --                --            --
   Administrative charges                                 --                  --                --            --
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                (2)             47,126                (1)          (17)
   Mortality reserve transfers                            --                  --                --            --
   Contract withdrawals                                   --                  --                --            --
   Surrender charges                                      --                  --                --            --
   Death benefits                                         --                  --                --            --
   Annuity payments                                   (1,658)             (3,976)           (4,134)      (28,664)
                                                     -------             -------           -------      --------
Increase (decrease) in net assets resulting
   from principal transactions                        (1,660)             43,150            (4,135)      (28,681)
                                                     -------             -------           -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   90              49,020            (1,363)       (4,716)
NET ASSETS:
   Beginning of year                                  27,583              17,262            47,046       316,781
                                                     -------             -------           -------      --------
   End of year                                       $27,673             $66,282           $45,683      $312,065
                                                     =======             =======           =======      ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                      $   362             $   547           $ 1,591      $  5,810
   Net realized gain (loss) on investments               104                   3                 7         1,122
   Capital gain distributions from mutual funds           --                  --               226         8,965
   Net change in unrealized appreciation
      (depreciation) of investments                    4,043                (152)            1,511        20,623
                                                     -------             -------           -------      --------
Increase (decrease) in net assets resulting
   from operations                                     4,509                 398             3,335        36,520
                                                     -------             -------           -------      --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             --                  --                --            --
   Administrative charges                                 --                  --                --            --
   Net transfers from (to) other Sub-accounts
      or fixed rate option                                --              17,874                (1)       97,671
   Mortality reserve transfers                            --                  --                --            --
   Contract withdrawals                                   --                  --                --            --
   Surrender charges                                      --                  --                --            --
   Death benefits                                         --                  --                --            --
   Annuity payments                                   (1,492)             (1,010)           (4,024)      (24,557)
                                                     -------             -------           -------      --------
Increase (decrease) in net assets resulting
   from principal transactions                        (1,492)             16,864            (4,025)       73,114
                                                     -------             -------           -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,017              17,262              (690)      109,634
NET ASSETS:
   Beginning of year                                  24,566                  --            47,736       207,147
                                                     -------             -------           -------      --------
   End of year                                       $27,583             $17,262           $47,046      $316,781
                                                     =======             =======           =======      ========

                             See accompanying notes.

                                     VA A-19

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                          Sub-accounts
                                                 --------------------------------------------------------------
                                                  Vanguard VIF     Vanguard VIF     Vanguard VIF   Vanguard VIF
                                                 Capital Growth  Diversified Value  Equity Income  Equity Index
                                                   Portfolio         Portfolio        Portfolio     Portfolio
                                                 --------------  -----------------  -------------  ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                      $     7          $   764          $ 1,791        $   377
   Net realized gain (loss) on investments             1,229            2,120            1,454            499
   Capital gain distributions from mutual funds          819            1,894            6,062          1,413
   Net change in unrealized appreciation
      (depreciation) of investments                    1,600           (3,662)          (5,780)          (531)
                                                     -------          -------          -------        -------
Increase (decrease) in net assets resulting
   from operations                                     3,655            1,116            3,527          1,758
                                                     -------          -------          -------        -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             --               --               --             --
   Administrative charges                                 --               --               --             --
   Net transfers from (to) other Sub-accounts
      or fixed rate option                            46,209           18,807           10,169              5
   Mortality reserve transfers                            --               --               --             --
   Contract withdrawals                                   --               --               --             --
   Surrender charges                                      --               --               --             --
   Death benefits                                         --               --               --             --
   Annuity payments                                   (4,712)          (6,565)          (8,421)        (3,832)
                                                     -------          -------          -------        -------
Increase (decrease) in net assets resulting
   from principal transactions                        41,497           12,242            1,748         (3,827)
                                                     -------          -------          -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               45,152           13,358            5,275         (2,069)
NET ASSETS:
   Beginning of year                                  32,735           59,190           81,527         36,792
                                                     -------          -------          -------        -------
   End of year                                       $77,887          $72,548          $86,802        $34,723
                                                     =======          =======          =======        =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                      $    47          $   809          $ 1,315        $   250
   Net realized gain (loss) on investments               592            1,591              454            183
   Capital gain distributions from mutual funds        1,271              724            2,722          1,600
   Net change in unrealized appreciation
      (depreciation) of investments                    1,372            6,535            7,816          2,316
                                                     -------          -------          -------        -------
Increase (decrease) in net assets resulting
   from operations                                     3,282            9,659           12,307          4,349
                                                     -------          -------          -------        -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             --               --               --             --
   Administrative charges                                 --               --               --             --
   Net transfers from (to) other Sub-accounts
      or fixed rate option                             1,457           (1,099)          16,721         10,906
   Mortality reserve transfers                            --               --               --             --
   Contract withdrawals                                   --               --               --             --
   Surrender charges                                      --               --               --             --
   Death benefits                                         --               --               --             --
   Annuity payments                                   (3,236)          (5,523)          (5,715)        (3,079)
                                                     -------          -------          -------        -------
Increase (decrease) in net assets resulting
   from principal transactions                        (1,779)          (6,622)          11,006          7,827
                                                     -------          -------          -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,503            3,037           23,313         12,176
NET ASSETS:
   Beginning of year                                  31,232           56,153           58,214         24,616
                                                     -------          -------          -------        -------
   End of year                                       $32,735          $59,190          $81,527        $36,792
                                                     =======          =======          =======        =======

                             See accompanying notes.

                                     VA A-20

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                              --------------------------------------------------------------------
                                                                                   Vanguard VIF     Vanguard VIF    Vanguard VIF
                                                                Vanguard VIF     High Yield Bond   International       Mid-Cap
                                                              Growth Portfolio      Portfolio        Portfolio     Index Portfolio
                                                              ----------------   ---------------   -------------   ---------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                    $    29           $ 1,690          $  1,909        $    675
   Net realized gain (loss) on investments                             997               (25)           12,520          20,388
   Capital gain distributions from mutual funds                         --                --             6,058           9,499
   Net change in unrealized appreciation (depreciation) of
      investments                                                    2,356            (1,266)            2,773         (22,491)
                                                                   -------           -------          --------        --------
Increase (decrease) in net assets resulting from operations          3,382               399            23,260           8,071
                                                                   -------           -------          --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --                --                --              --
   Administrative charges                                               --                --                --              --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                        27,725                --             2,853         (71,992)
   Mortality reserve transfers                                          --                --                --              --
   Contract withdrawals                                                 --                --                --              --
   Surrender charges                                                    --                --                --              --
   Death benefits                                                       --                --                --              --
   Annuity payments                                                 (4,768)           (2,936)          (14,128)         (9,058)
                                                                   -------           -------          --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                     22,957            (2,936)          (11,275)        (81,050)
                                                                   -------           -------          --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             26,339            (2,537)           11,985         (72,979)
NET ASSETS:
   Beginning of year                                                38,734            27,504           131,349         130,152
                                                                   -------           -------          --------        --------
   End of year                                                     $65,073           $24,967          $143,334        $ 57,173
                                                                   =======           =======          ========        ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                    $   (47)          $ 1,578          $    834        $    706
   Net realized gain (loss) on investments                             440               (20)            7,419           4,529
   Capital gain distributions from mutual funds                         --                --             1,237           5,343
   Net change in unrealized appreciation (depreciation)
      of investments                                                     6               161            20,847           5,673
                                                                   -------           -------          --------        --------
Increase (decrease) in net assets resulting from operations            399             1,719            30,337          16,251
                                                                   -------           -------          --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --                --                --              --
   Administrative charges                                               --                --                --              --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                         4,487             4,418            (9,315)         (3,919)
   Mortality reserve transfers                                          --                --                --              --
   Contract withdrawals                                                 --                --                --              --
   Surrender charges                                                    --                --                --              --
   Death benefits                                                       --                --                --              --
   Annuity payments                                                 (3,481)           (2,424)          (11,876)        (12,642)
                                                                   -------           -------          --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                      1,006             1,994           (21,191)        (16,561)
                                                                   -------           -------          --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,405             3,713             9,146            (310)
NET ASSETS:
   Beginning of year                                                37,329            23,791           122,203         130,462
                                                                   -------           -------          --------        --------
   End of year                                                     $38,734           $27,504          $131,349        $130,152
                                                                   =======           =======          ========        ========

                             See accompanying notes.

                                     VA A-21

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                     Sub-accounts
                                                              -----------------------------------------------------------------
                                                                                              Vanguard VIF
                                                              Vanguard VIF   Vanguard VIF      Short-Term        Vanguard VIF
                                                              Money Market    REIT Index    Investment-Grade     Small Company
                                                                Portfolio      Portfolio        Portfolio      Growth Portfolio
                                                              ------------   ------------   ----------------   ----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $   1,342      $  1,923         $  180             $   (10)
   Net realized gain (loss) on investments                             --        13,169              3                 460
   Capital gain distributions from mutual funds                        --        10,357             --               6,084
   Net change in unrealized appreciation (depreciation) of
      investments                                                      --       (43,403)            59              (4,188)
                                                                ---------      --------         ------             -------
Increase (decrease) in net assets resulting from operations         1,342       (17,954)           242               2,346
                                                                ---------      --------         ------             -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                      46,887            --             --                  --
   Administrative charges                                              --            --             --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                      (46,976)      (33,778)            (1)                 (1)
   Mortality reserve transfers                                         --            --             --                  --
   Contract withdrawals                                                --            --             --                  --
   Surrender charges                                                   --            --             --                  --
   Death benefits                                                      --            --             --                  --
   Annuity payments                                                (2,455)      (11,423)          (568)             (7,305)
                                                                ---------      --------         ------             -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (2,544)      (45,201)          (569)             (7,306)
                                                                ---------      --------         ------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,202)      (63,155)          (327)             (4,960)
NET ASSETS:
   Beginning of year                                               27,820       129,108          4,701              67,768
                                                                ---------      --------         ------             -------
   End of year                                                  $  26,618      $ 65,953         $4,374             $62,808
                                                                =========      ========         ======             =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                 $   1,335      $  1,995         $  159             $   (96)
   Net realized gain (loss) on investments                             --        12,467             (3)                488
   Capital gain distributions from mutual funds                        --         8,440             --               7,185
   Net change in unrealized appreciation (depreciation) of
      investments                                                      --        14,716             52              (1,700)
                                                                ---------      --------         ------             -------
Increase (decrease) in net assets resulting from operations         1,335        37,618            208               5,877
                                                                ---------      --------         ------             -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                     165,931            --             --                  --
   Administrative charges                                              --            --             --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                     (148,315)      (11,282)            --               5,720
   Mortality reserve transfers                                         --            --             --                  --
   Contract withdrawals                                                --            --             --                  --
   Surrender charges                                                   --            --             --                  --
   Death benefits                                                      --            --             --                  --
   Annuity payments                                                (1,957)      (12,356)          (568)             (6,437)
                                                                ---------      --------         ------             -------
Increase (decrease) in net assets resulting from principal
   transactions                                                    15,659       (23,638)          (568)               (717)
                                                                ---------      --------         ------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            16,994        13,980           (360)              5,160
NET ASSETS:
   Beginning of year                                               10,826       115,128          5,061              62,608
                                                                ---------      --------         ------             -------
   End of year                                                  $  27,820      $129,108         $4,701             $67,768
                                                                =========      ========         ======             =======

                             See accompanying notes.

                                     VA A-22

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                           Sub-accounts
                                                              ---------------------------------------
                                                              Vanguard VIF Total   Vanguard VIF Total
                                                               Bond Market Index   Stock Market Index
                                                                   Portfolio            Portfolio
                                                              ------------------   ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                     $  5,379            $  1,172
   Net realized gain (loss) on investments                               139               4,615
   Capital gain distributions from mutual funds                           --               9,440
   Net change in unrealized appreciation (depreciation) of
      investments                                                      4,306              (5,056)
                                                                    --------            --------
Increase (decrease) in net assets resulting from operations            9,824              10,171
                                                                    --------            --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --                  --
   Administrative charges                                                 --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                              (2)                 (4)
   Mortality reserve transfers                                            --                  --
   Contract withdrawals                                                   --                  --
   Surrender charges                                                      --                  --
   Death benefits                                                         --                  --
   Annuity payments                                                  (13,106)            (23,062)
                                                                    --------            --------
Increase (decrease) in net assets resulting from principal
   transactions                                                      (13,108)            (23,066)
                                                                    --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (3,284)            (12,895)
NET ASSETS:
   Beginning of year                                                 159,807             217,990
                                                                    --------            --------
   End of year                                                      $156,523            $205,095
                                                                    ========            ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                     $  5,360            $    902
   Net realized gain (loss) on investments                              (130)              2,420
   Capital gain distributions from mutual funds                           --              15,664
   Net change in unrealized appreciation (depreciation) of
      investments                                                        214              10,103
                                                                    --------            --------
Increase (decrease) in net assets resulting from operations            5,444              29,089
                                                                    --------            --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                             --                  --
   Administrative charges                                                 --                  --
   Net transfers from (to) other Sub-accounts or fixed rate
      option                                                          11,810               2,875
   Mortality reserve transfers                                            --                  --
   Contract withdrawals                                                   --                  --
   Surrender charges                                                      --                  --
   Death benefits                                                         --                  --
   Annuity payments                                                  (11,771)            (20,900)
                                                                    --------            --------
Increase (decrease) in net assets resulting from principal
   transactions                                                           39             (18,025)
                                                                    --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                5,483              11,064
NET ASSETS:
   Beginning of year                                                 154,324             206,926
                                                                    --------            --------
   End of year                                                      $159,807            $217,990
                                                                    ========            ========

                             See accompanying notes.

                                     VA A-23

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account A (the "Account") was established by American International Life Assurance Company of New York (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. New contracts for the following products are available for sale by the Account: Group Immediate Variable Annuity ("GIVA") and Vanguard Lifetime Income Program Group Immediate Variable Annuity ("Vanguard SPIA"). New contracts for the following products are no longer available for sale by the Account:
Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, Paradigm, Trilogy, and Profile. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

                   AIM Variable Insurance Funds ("AIM V.I."):
                  AIM V.I. Capital Appreciation Fund - Series I
                  AIM V.I. International Growth Fund - Series I

  AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"):
        AllianceBernstein Americas Government Income Portfolio - Class A
            AllianceBernstein Balanced Shares Portfolio - Class A (2)
                AllianceBernstein Global Bond Portfolio - Class A
         AllianceBernstein Global Dollar Government Portfolio - Class A
             AllianceBernstein Global Technology Portfolio - Class A
             AllianceBernstein Global Technology Portfolio - Class B AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                  AllianceBernstein Growth Portfolio - Class A
                  AllianceBernstein Growth Portfolio - Class B
                AllianceBernstein High Yield Portfolio - Class A
       AllianceBernstein International Growth Portfolio - Class A (3) (12)
  AllianceBernstein International Research Growth Portfolio - Class A (4) (12)
            AllianceBernstein International Value Portfolio - Class A
             AllianceBernstein Large Cap Growth Portfolio - Class A AllianceBernstein Large Cap Growth Portfolio - Class B
               AllianceBernstein Money Market Portfolio - Class A
               AllianceBernstein Money Market Portfolio - Class B
          AllianceBernstein Real Estate Investment Portfolio - Class A
             AllianceBernstein Small Cap Growth Portfolio - Class A
            AllianceBernstein Small/Mid Cap Value Portfolio - Class A
   AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B
              AllianceBernstein Utility Income Portfolio - Class A
                   AllianceBernstein Value Portfolio - Class B

                               American Funds(R):
                       American Funds(R) AMCAP Fund(R) (1)
               American Funds(R) The Bond Fund of America(SM) (1)
         American Funds(R) Capital World Growth and Income Fund(SM) (1)
                American Funds(R) EuroPacific Growth Fund(R) (1)
           American Funds(R) The Investment Company of America(R) (1)
                  American Funds(R) The New Economy Fund(R) (1)
                  American Funds(R) SMALLCAP World Fund(R) (1)

                                     VA A-24

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                         American Funds(R): - continued
           American Funds(R) Washington Mutual Investors Fund,(SM) (1)

            BlackRock Variable Series Funds, Inc. ("BlackRock"): (7)
                  BlackRock Basic Value V.I. Fund - Class I (7)
               BlackRock Global Allocation V.I. Fund - Class I (7)
                 BlackRock Global Growth V.I. Fund - Class I (7)
                BlackRock High Income V.I. Fund - Class I (7) (9)
              BlackRock International Value V.I. Fund - Class I (7)
                BlackRock Large Cap Core V.I. Fund - Class I (7)
             BlackRock Large Cap Growth V.I. Fund - Class I (1) (7)
             BlackRock Money Market V.I. Fund - Class I (1) (7) (10) BlackRock Total Return V.I. Fund - Class I (7) (8) (13)
     BlackRock Utilities and Telecommunications V.I. Fund - Class I (1) (7)
            BlackRock Value Opportunities V.I. Fund - Class I (1) (7)

                      Delaware VIP Trust ("Delaware VIP"):
                  Delaware VIP Balanced Series - Standard Class
              Delaware VIP Capital Reserves Series - Standard Class
                Delaware VIP Cash Reserve Series - Standard Class
            Delaware VIP Growth Opportunities Series - Standard Class
                 Delaware VIP High Yield Series - Standard Class
                   Delaware VIP Value Series - Standard Class

                 Dreyfus Stock Index Fund, Inc. - Initial Shares

                Dreyfus Variable Investment Fund ("Dreyfus VIF"):
         Dreyfus VIF Small Company Stock Portfolio - Initial Shares (11)

            Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
           Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
             Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
                Fidelity(R) VIP Growth Portfolio - Initial Class
              Fidelity(R) VIP High Income Portfolio - Initial Class
         Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
             Fidelity(R) VIP Money Market Portfolio - Initial Class
               Fidelity(R) VIP Overseas Portfolio - Initial Class

               Franklin(R) Templeton(R) Investments ("Franklin"):
              Franklin Gold and Precious Metals Fund - Class A (1) Franklin Mutual Financial Services Fund - Class A (1)
                  Franklin Templeton Foreign Fund - Class A (1)

                          MFS(R) Mutual Funds ("MFS"):
                    MFS(R) Emerging Growth Fund - Class A (1)
                     MFS(R) New Discovery Fund - Class A (1)
                       MFS(R) Research Fund - Class A (1)

                                     VA A-25

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                      OppenheimerFunds(R) ("Oppenheimer"):
                Oppenheimer International Bond Fund - Class A (1)
                 Oppenheimer Strategic Income Fund - Class A (1)

                               Putnam Investments:
                   Putnam Discovery Growth Fund - Class A (1)
                   Putnam Health Sciences Trust - Class A (1)
          Putnam International Capital Opportunities Fund - Class A (1)
                        Putnam Voyager Fund - Class A (1)
               The Putnam Fund for Growth and Income - Class A (1)

                            UBS Series Trust ("UBS"):
                          UBS U.S. Allocation Portfolio

                The Universal Institutional Funds, Inc. ("UIF"):
            UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
                UIF Equity Growth Portfolio - Class I Shares (1)
             UIF International Magnum Portfolio - Class I Shares (1)
                UIF Mid Cap Growth Portfolio - Class I Shares (1)
               UIF Money Market Portfolio - Class I Shares (1) (5)
                UIF Technology Portfolio - Class I Shares (1) (6)
                    UIF Value Portfolio - Class I Shares (1)

                 Van Eck Worldwide Insurance Trust ("Van Eck"):
             Van Eck Worldwide Emerging Markets Fund - Initial Class
               Van Eck Worldwide Hard Assets Fund - Initial Class

                     The Vanguard Group(R) ("Vanguard(R)"):
                         Vanguard(R) 500 Index Fund (1)
                        Vanguard(R) Dividend Growth Fund
                            Vanguard(R) GNMA Fund (1)
                        Vanguard(R) Health Care Fund (1)
                 Vanguard(R) Inflation-Protected Securities Fund
                    Vanguard(R) International Growth Fund (1)
            Vanguard(R) LifeStrategy(R) Conservative Growth Fund (1)
                   Vanguard(R) LifeStrategy(R) Growth Fund (1)
                     Vanguard(R) LifeStrategy(R) Income Fund
              Vanguard(R) LifeStrategy(R) Moderate Growth Fund (1)
                     Vanguard(R) Prime Money Market Fund (1)
                          Vanguard(R) PRIMECAP Fund (1)
                   Vanguard(R) Small-Cap Growth Index Fund (1)
                   Vanguard(R) Small-Cap Value Index Fund (1)
                  Vanguard(R) Total Bond Market Index Fund (1)
              Vanguard(R) Total International Stock Index Fund (1)
                        Vanguard(R) U.S. Growth Fund (1)
                       Vanguard(R) Wellington(TM) Fund (1)
                        Vanguard(R) Windsor(TM) Fund (1)

                                     VA A-26

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

              Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
                       Vanguard(R) VIF Balanced Portfolio
                    Vanguard(R) VIF Capital Growth Portfolio
                   Vanguard(R) VIF Diversified Value Portfolio
                     Vanguard(R) VIF Equity Income Portfolio
                     Vanguard(R) VIF Equity Index Portfolio
                        Vanguard(R) VIF Growth Portfolio
                    Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF International Portfolio
                     Vanguard(R) VIF Mid-Cap Index Portfolio
                     Vanguard(R) VIF Money Market Portfolio
                      Vanguard(R) VIF REIT Index Portfolio
              Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                 Vanguard(R) VIF Small Company Growth Portfolio
                Vanguard(R) VIF Total Bond Market Index Portfolio
               Vanguard(R) VIF Total Stock Market Index Portfolio

(1)  Sub-accounts had no activity.

(2) Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

(3) Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

(4) Effective February 1, 2006, AllianceBernstein International Portfolio - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

(5) Effective April 28, 2006, UIF Money Market Portfolio - Class I Shares was closed and liquidated.

(6) Effective April 28, 2006, UIF Technology Portfolio - Class I Shares was closed and liquidated.

(7) Effective October 2, 2006, Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock, Inc., the FAM Variable Series Funds, Inc. changed its name to BlackRock Variable Series Funds, Inc. and the Mercury funds changed their names to BlackRock funds.

(8) Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

(9) Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

(10) Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class I changed its name to BlackRock Money Market V.I. Fund - Class I.

(11) Effective May 1, 2007, Dreyfus VIF Small Company Stock Portfolio - Initial Shares was closed and liquidated.

(12) Effective December 7, 2007, AllianceBernstein International Research Growth Portfolio - Class A was acquired by AllianceBernstein International Growth Portfolio - Class A.

(13) Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

                                     VA A-27

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 5.0% for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principle transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

                                     VA A-28

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset values of the Sub-accounts. A summary of the charges by contract follows:

Contracts          Mortality and Expense Risk
----------------   --------------------------
Gallery                      1.40%
Ovation                      1.40%
Ovation Advisor              1.40%
Ovation Plus                 1.40%
Paradigm                     1.40%
Profile                      1.40%
GIVA                         1.25%
Trilogy                      1.40%
Vanguard SPIA                0.52%
Variable Annuity             1.40%

Accidental death benefit charges - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line in the Statement of Operations.

Annual administrative fee - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Distribution charges - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. Distribution charges are included as part of the administrative charges line in the Statement of Changes in Net Assets under principal transactions.

Death benefit rider charges - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Annual Ratchet Plan charges are included as part of the administrative charges line in the Statement of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Equity Assurance Plan charges are included as part of the administrative charges line in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

                                     VA A-29

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

Surrender charge - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statement of Changes in Net Assets under principal transactions.

                                     VA A-30

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                                    Cost of Purchases   Proceeds from Sales
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                      $    15,087           $    28,617
AIM V.I. International Growth Fund - Series I                                           22,884                21,494
AllianceBernstein Americas Government Income Portfolio - Class A                       371,781               633,512
AllianceBernstein Balanced Shares Portfolio - Class A                                1,159,412             4,654,986
AllianceBernstein Global Bond Portfolio - Class A                                      346,597               470,500
AllianceBernstein Global Dollar Government Portfolio - Class A                         391,633               505,885
AllianceBernstein Global Technology Portfolio - Class A                                243,843             2,642,010
AllianceBernstein Global Technology Portfolio - Class B                                245,224               321,198
AllianceBernstein Growth and Income Portfolio - Class A                              1,823,966             9,314,978
AllianceBernstein Growth and Income Portfolio - Class B                                975,416             1,763,178
AllianceBernstein Growth Portfolio - Class A                                           256,779             5,142,223
AllianceBernstein Growth Portfolio - Class B                                           112,641               850,915
AllianceBernstein High Yield Portfolio - Class A                                       585,105               854,742
AllianceBernstein International Growth Portfolio - Class A                           8,926,516             1,751,018
AllianceBernstein International Research Growth Portfolio - Class A                  2,197,275             8,235,546
AllianceBernstein International Value Portfolio - Class A                              675,405               779,284
AllianceBernstein Large Cap Growth Portfolio - Class A                                 254,903             5,866,334
AllianceBernstein Large Cap Growth Portfolio - Class B                                  65,214               597,971
AllianceBernstein Money Market Portfolio - Class A                                  12,923,941            11,950,452
AllianceBernstein Money Market Portfolio - Class B                                     453,340               693,453
AllianceBernstein Real Estate Investment Portfolio - Class A                         1,305,509             1,786,851
AllianceBernstein Small Cap Growth Portfolio - Class A                                 195,287             2,773,903
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                              774,201             1,109,769
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A          1,234,227             2,124,771
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B              5,922                27,193
AllianceBernstein Utility Income Portfolio - Class A                                   607,765             1,175,435
AllianceBernstein Value Portfolio - Class B                                            587,143             1,091,429
BlackRock Basic Value V.I. Fund - Class I                                               12,795                34,092
BlackRock Global Allocation V.I. Fund - Class I                                          3,141                41,227
BlackRock Global Growth V.I. Fund - Class I                                                251                   349
BlackRock High Income V.I. Fund - Class I                                                1,843                   356
BlackRock International Value V.I. Fund - Class I                                            -                27,330
BlackRock Large Cap Core V.I. Fund - Class I                                             3,878                   388
BlackRock Total Return V.I. Fund - Class I                                               3,326                 2,454
Delaware VIP Balanced Series - Standard Class                                            3,104                83,932
Delaware VIP Capital Reserves Series - Standard Class                                    3,822                51,705
Delaware VIP Cash Reserve Series - Standard Class                                        5,559                 1,547
Delaware VIP Growth Opportunities Series - Standard Class                                    -               120,031
Delaware VIP High Yield Series - Standard Class                                          2,783                 1,043
Delaware VIP Value Series - Standard Class                                              65,345               195,147
Dreyfus Stock Index Fund, Inc. - Initial Shares                                         20,487               199,941
Dreyfus VIF Small Company Stock Portfolio - Initial Shares                              25,818               109,786
Fidelity VIP Asset Manager Portfolio - Initial Class                                    36,262                43,025
Fidelity VIP Contrafund Portfolio - Initial Class                                      171,617                63,316
Fidelity VIP Growth Portfolio - Initial Class                                           28,141               138,851
Fidelity VIP High Income Portfolio - Initial Class                                      12,861                17,052
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                             7,465                32,851
Fidelity VIP Money Market Portfolio - Initial Class                                    144,493               593,197
Fidelity VIP Overseas Portfolio - Initial Class                                          6,584                 6,057
UBS U.S. Allocation Portfolio                                                            2,603                71,311
Van Eck Worldwide Emerging Markets Fund - Initial Class                                 13,469                 1,848
Van Eck Worldwide Hard Assets Fund - Initial Class                                      11,188                 1,290

                                     VA A-31

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the period ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                         Cost of Purchases   Proceeds from Sales
--------------------------------------------------------------------------------------------
Vanguard Dividend Growth Fund                               $   688               $ 1,807
Vanguard Inflation-Protected Securities Fund                 50,224                 4,214
Vanguard LifeStrategy Income Fund                             1,970                 4,379
Vanguard VIF Balanced Portfolio                              22,330                30,342
Vanguard VIF Capital Growth Portfolio                        47,271                 4,948
Vanguard VIF Diversified Value Portfolio                     21,795                 6,894
Vanguard VIF Equity Income Portfolio                         19,927                10,326
Vanguard VIF Equity Index Portfolio                           1,981                 4,017
Vanguard VIF Growth Portfolio                                27,993                 5,008
Vanguard VIF High Yield Bond Portfolio                        1,828                 3,076
Vanguard VIF International Portfolio                         26,430                29,739
Vanguard VIF Mid-Cap Index Portfolio                         10,627                81,503
Vanguard VIF Money Market Portfolio                          48,254                49,455
Vanguard VIF REIT Index Portfolio                            25,758                58,679
Vanguard VIF Short-Term Investment-Grade Portfolio              204                   593
Vanguard VIF Small Company Growth Portfolio                   6,429                 7,662
Vanguard VIF Total Bond Market Index Portfolio                6,203                13,932
Vanguard VIF Total Stock Market Index Portfolio              11,749                24,202

                                     VA A-32

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                        Net Asset   Value of
                                                                                          Value     Shares at     Cost of
Sub-accounts                                                                   Shares   Per Share   Fair Value  Shares Held
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I                                   10,136    $29.37   $   297,697  $   287,253
AIM V.I. International Growth Fund - Series I                                    5,883     33.63       197,849      110,249
AllianceBernstein Americas Government Income Portfolio - Class A               268,651     12.58     3,379,624    3,383,095
AllianceBernstein Balanced Shares Portfolio - Class A                          363,841     19.93     7,251,352    6,628,010
AllianceBernstein Global Bond Portfolio - Class A                               87,955     12.37     1,088,000    1,078,088
AllianceBernstein Global Dollar Government Portfolio - Class A                 143,724     13.43     1,930,213    1,958,031
AllianceBernstein Global Technology Portfolio - Class A                        359,099     20.71     7,436,937    8,807,226
AllianceBernstein Global Technology Portfolio - Class B                         86,671     20.31     1,760,294    1,164,996
AllianceBernstein Growth and Income Portfolio - Class A                        697,841     26.82    18,716,091   15,245,599
AllianceBernstein Growth and Income Portfolio - Class B                        383,026     26.55    10,169,340    8,329,622
AllianceBernstein Growth Portfolio - Class A                                   394,552     22.91     9,039,187    8,691,643
AllianceBernstein Growth Portfolio - Class B                                   123,596     22.42     2,771,027    2,022,511
AllianceBernstein High Yield Portfolio - Class A                               332,118      6.90     2,291,614    2,466,974
AllianceBernstein International Growth Portfolio - Class A                     454,597     24.89    11,314,907   11,041,741
AllianceBernstein International Value Portfolio - Class A                      117,176     25.14     2,945,809    2,385,041
AllianceBernstein Large Cap Growth Portfolio - Class A                         370,862     30.61    11,352,086   11,409,608
AllianceBernstein Large Cap Growth Portfolio - Class B                         107,029     29.96     3,206,585    2,123,715
AllianceBernstein Money Market Portfolio - Class A                           2,996,735      1.00     2,996,735    2,996,735
AllianceBernstein Money Market Portfolio - Class B                           1,241,578      1.00     1,241,578    1,241,578
AllianceBernstein Real Estate Investment Portfolio - Class A                   205,984     16.23     3,343,114    3,993,927
AllianceBernstein Small Cap Growth Portfolio - Class A                         197,909     15.48     3,063,634    2,023,325
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                      277,504     17.11     4,748,094    4,412,147
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A    562,991     11.78     6,632,037    6,823,946
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B      9,900     11.67       115,528      117,172
AllianceBernstein Utility Income Portfolio - Class A                           153,059     29.73     4,550,445    2,775,495
AllianceBernstein Value Portfolio - Class B                                    333,661     13.79     4,601,179    4,045,328
BlackRock Basic Value V.I. Fund - Class I                                        6,345     13.86        87,936       87,437
BlackRock Global Allocation V.I. Fund - Class I                                  2,673     16.03        42,845       33,482
BlackRock Global Growth V.I. Fund - Class I                                      1,465     18.02        26,394       14,797
BlackRock High Income V.I. Fund - Class I                                        3,193      7.26        23,181       24,135
BlackRock Large Cap Core V.I. Fund - Class I                                       882     29.75        26,252       26,467
BlackRock Total Return V.I. Fund - Class I                                       5,990     11.77        70,498       67,913
Delaware VIP Balanced Series - Standard Class                                      906     14.82        13,420       12,190
Delaware VIP Capital Reserves Series - Standard Class                            4,738      9.67        45,815       46,789
Delaware VIP Cash Reserve Series - Standard Class                              122,124      1.00       122,124      122,124
Delaware VIP Growth Opportunities Series - Standard Class                       26,770     21.36       571,817      414,562
Delaware VIP High Yield Series - Standard Class                                  6,952      5.95        41,365       38,158
Delaware VIP Value Series - Standard Class                                      64,440     21.44     1,381,592    1,051,687
Dreyfus Stock Index Fund, Inc. - Initial Shares                                 29,224     37.40     1,092,979      889,276
Fidelity VIP Asset Manager Portfolio - Initial Class                            25,042     16.57       414,941      350,769
Fidelity VIP Contrafund Portfolio - Initial Class                               23,790     27.90       663,729      600,747
Fidelity VIP Growth Portfolio - Initial Class                                   32,570     45.12     1,469,543    1,336,714
Fidelity VIP High Income Portfolio - Initial Class                              18,873      5.98       112,861      120,686
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    10,520     12.76       134,233      133,911
Fidelity VIP Money Market Portfolio - Initial Class                            241,394      1.00       241,394      241,394
Fidelity VIP Overseas Portfolio - Initial Class                                  2,670     25.32        67,608       48,549
UBS U.S. Allocation Portfolio                                                    4,095     15.32        62,731       52,126
Van Eck Worldwide Emerging Markets Fund - Initial Class                          1,013     27.72        28,070       23,342
Van Eck Worldwide Hard Assets Fund - Initial Class                               2,694     41.19       110,980       55,981
Vanguard Dividend Growth Fund                                                    1,819     15.21        27,673       22,958
Vanguard Inflation-Protected Securities Fund                                     5,324     12.45        66,282       63,459

                                     VA A-33

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                        Net Asset   Value of
                                                                                          Value     Shares at     Cost of
Sub-accounts                                                                   Shares   Per Share   Fair Value  Shares Held
---------------------------------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Income Fund                                                3,208    $14.24      $ 45,683     $ 43,826
Vanguard VIF Balanced Portfolio                                                 15,032     20.76       312,065      279,381
Vanguard VIF Capital Growth Portfolio                                            4,199     18.55        77,887       70,508
Vanguard VIF Diversified Value Portfolio                                         4,443     16.33        72,549       63,918
Vanguard VIF Equity Income Portfolio                                             4,386     19.79        86,802       81,390
Vanguard VIF Equity Index Portfolio                                              1,175     29.54        34,723       31,323
Vanguard VIF Growth Portfolio                                                    4,522     14.39        65,073       57,526
Vanguard VIF High Yield Bond Portfolio                                           3,041      8.21        24,967       25,587
Vanguard VIF International Portfolio                                             6,012     23.84       143,334      102,180
Vanguard VIF Mid-Cap Index Portfolio                                             3,077     18.58        57,173       53,701
Vanguard VIF Money Market Portfolio                                             26,619      1.00        26,619       26,619
Vanguard VIF REIT Index Portfolio                                                3,486     18.92        65,954       75,842
Vanguard VIF Short-Term Investment-Grade Portfolio                                 406     10.77         4,374        4,244
Vanguard VIF Small Company Growth Portfolio                                      3,461     18.15        62,808       62,595
Vanguard VIF Total Bond Market Index Portfolio                                  13,564     11.54       156,523      152,042
Vanguard VIF Total Stock Market Index Portfolio                                  6,597     31.09       205,096      174,818

                                     VA A-34

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                                     Annuity   Annuity
                                                                       Accumulation   Accumulation    Units     Units   Net Increase
Sub-accounts                                                           Units Issued  Units Redeemed   Issued  Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                            1,182          (1,953)        --       --          (771)
1 AIM V.I. International Growth Fund - Series I                              896            (843)        --       --            53
1 AllianceBernstein Americas Government Income Portfolio - Class A            --         (20,141)        --       --       (20,141)
1 AllianceBernstein Balanced Shares Portfolio - Class A                       --        (138,516)        --     (199)     (138,715)
1 AllianceBernstein Balanced Shares Portfolio - Class A                       --             (81)        --       --           (81)
3 AllianceBernstein Balanced Shares Portfolio - Class A                       --              --         --       --            --
1 AllianceBernstein Global Bond Portfolio - Class A                        5,689         (14,063)        --      (59)       (8,433)
1 AllianceBernstein Global Bond Portfolio - Class A                           --             (89)        --       --           (89)
1 AllianceBernstein Global Dollar Government Portfolio - Class A             452          (8,340)        --       --        (7,888)
1 AllianceBernstein Global Technology Portfolio - Class A                    386        (124,752)        --       --      (124,366)
1 AllianceBernstein Global Technology Portfolio - Class A                     --            (479)        --       --          (479)
4 AllianceBernstein Global Technology Portfolio - Class B                 18,644         (27,087)        --       --        (8,443)
1 AllianceBernstein Growth and Income Portfolio - Class A                     85        (179,054)        --     (864)     (179,833)
1 AllianceBernstein Growth and Income Portfolio - Class A                     --          (1,835)        --       --        (1,835)
3 AllianceBernstein Growth and Income Portfolio - Class A                     --            (625)        --       --          (625)
4 AllianceBernstein Growth and Income Portfolio - Class B                    276         (28,122)        --     (106)      (27,952)
1 AllianceBernstein Growth Portfolio - Class A                               201        (161,249)        --       --      (161,048)
1 AllianceBernstein Growth Portfolio - Class A                                --          (2,929)        --       --        (2,929)
3 AllianceBernstein Growth Portfolio - Class A                                --              --         --       --            --
4 AllianceBernstein Growth Portfolio - Class B                             2,066         (26,278)        --       --       (24,212)
1 AllianceBernstein High Yield Portfolio - Class A                         2,309         (38,386)        --      (50)      (36,127)
1 AllianceBernstein International Growth Portfolio - Class A             142,894         (28,015)     5,066      (14)      119,931
3 AllianceBernstein International Growth Portfolio - Class A               1,584              --         --       --         1,584
1 AllianceBernstein International Research Growth Portfolio - Class A        419        (274,249)        --   (9,029)     (282,859)
3 AllianceBernstein International Research Growth Portfolio - Class A         --          (2,026)        --       --        (2,026)
1 AllianceBernstein International Value Portfolio - Class A                9,587         (18,035)        --       --        (8,448)
1 AllianceBernstein Large Cap Growth Portfolio - Class A                     128        (164,413)        --      (36)     (164,321)
1 AllianceBernstein Large Cap Growth Portfolio - Class A                      --            (411)        --       --          (411)
3 AllianceBernstein Large Cap Growth Portfolio - Class A                      --            (588)        --       --          (588)
4 AllianceBernstein Large Cap Growth Portfolio - Class B                      48         (60,594)        --       --       (60,546)
1 AllianceBernstein Money Market Portfolio - Class A                     945,347        (876,988)        --       --        68,359
3 AllianceBernstein Money Market Portfolio - Class A                          --            (946)        --       --          (946)
4 AllianceBernstein Money Market Portfolio - Class B                      15,601         (36,687)        --       --       (21,086)
1 AllianceBernstein Real Estate Investment Portfolio - Class A               183         (39,836)        --      (14)      (39,667)
3 AllianceBernstein Real Estate Investment Portfolio - Class A                --              --         --       --            --
1 AllianceBernstein Small Cap Growth Portfolio - Class A                     256        (169,613)        --      (73)     (169,430)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                      --            (236)        --       --          (236)
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A                6,888         (38,866)        --       --       (31,978)
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class A                                                                   817         (64,849)        --     (334)      (64,366)
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class A                                                                    --            (502)        --       --          (502)
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class B                                                                    --          (1,514)        --       --        (1,514)
1 AllianceBernstein Utility Income Portfolio - Class A                    12,272         (30,964)        --       --       (18,692)
3 AllianceBernstein Utility Income Portfolio - Class A                        --              --         --       --            --
4 AllianceBernstein Value Portfolio - Class B                              8,642         (50,325)        --       --       (41,683)
1 BlackRock Basic Value V.I. Fund - Class I                                   --          (1,590)        --       --        (1,590)
1 BlackRock Global Allocation V.I. Fund - Class I                             --          (2,327)        --       --        (2,327)
1 BlackRock Global Growth V.I. Fund - Class I                                 --              (2)        --       --            (2)
1 BlackRock High Income V.I. Fund - Class I                                   --              (2)        --       --            (2)
1 BlackRock International Value V.I. Fund - Class I                           --          (1,395)        --       --        (1,395)

                                     VA A-35

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                                     Annuity   Annuity      Net
                                                                       Accumulation   Accumulation    Units     Units    Increase
Sub-accounts                                                           Units Issued  Units Redeemed   Issued  Redeemed  (Decrease)
----------------------------------------------------------------------------------------------------------------------------------
1 BlackRock Large Cap Core V.I. Fund - Class I                                --             (2)         --        --         (2)
1 BlackRock Total Return V.I. Fund - Class I                                  --           (104)         --        --       (104)
5 Delaware VIP Balanced Series - Standard Class                               --         (2,445)         --        --     (2,445)
5 Delaware VIP Capital Reserves Series - Standard Class                       --         (2,147)         --        --     (2,147)
5 Delaware VIP Cash Reserve Series - Standard Class                           --             (2)         --        --         (2)
5 Delaware VIP Growth Opportunities Series - Standard Class                   --         (2,877)         --        --     (2,877)
5 Delaware VIP High Yield Series - Standard Class                             --            (18)         --        --        (18)
5 Delaware VIP Value Series - Standard Class                                  --         (3,699)         --        --     (3,699)
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                             43         (8,328)         --        --     (8,285)
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                  --         (6,410)         --        --     (6,410)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                        --         (2,090)         --        --     (2,090)
1 Fidelity VIP Contrafund Portfolio - Initial Class                          267         (2,465)         --        --     (2,198)
1 Fidelity VIP Growth Portfolio - Initial Class                              682         (6,197)         --        --     (5,515)
1 Fidelity VIP High Income Portfolio - Initial Class                         333         (1,249)         --        --       (916)
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                --         (1,781)         --        --     (1,781)
1 Fidelity VIP Money Market Portfolio - Initial Class                      6,323        (41,602)         --        --    (35,279)
1 Fidelity VIP Overseas Portfolio - Initial Class                             --           (252)         --        --       (252)
1 UBS U.S. Allocation Portfolio                                               --         (3,869)         --        --     (3,869)
1 Van Eck Worldwide Emerging Markets Fund - Initial Class                    374            (61)         --        --        313
1 Van Eck Worldwide Hard Assets Fund - Initial Class                          30             (1)         --        --         29
6 Vanguard Dividend Growth Fund                                               --             --          --      (105)      (105)
6 Vanguard Inflation-Protected Securities Fund                                --             --       4,064      (333)     3,731
6 Vanguard LifeStrategy Income Fund                                           --             --          --      (334)      (334)
6 Vanguard VIF Balanced Portfolio                                             --             --          --    (1,873)    (1,873)
6 Vanguard VIF Capital Growth Portfolio                                       --             --       2,743      (291)     2,452
6 Vanguard VIF Diversified Value Portfolio                                    --             --       1,005      (362)       643
6 Vanguard VIF Equity Income Portfolio                                        --             --         638      (514)       124
6 Vanguard VIF Equity Index Portfolio                                         --             --          --      (254)      (254)
6 Vanguard VIF Growth Portfolio                                               --             --       1,957      (350)     1,607
6 Vanguard VIF High Yield Bond Portfolio                                      --             --          --      (231)      (231)
6 Vanguard VIF International Portfolio                                        --             --         218      (662)      (444)
6 Vanguard VIF Mid-Cap Index Portfolio                                        --             --          --    (4,476)    (4,476)
6 Vanguard VIF Money Market Portfolio                                         --             --       4,264    (4,486)      (222)
6 Vanguard VIF REIT Index Portfolio                                           --             --          --    (2,320)    (2,320)
6 Vanguard VIF Short-Term Investment-Grade Portfolio                          --             --          --       (51)       (51)
6 Vanguard VIF Small Company Growth Portfolio                                 --             --          --      (489)      (489)
6 Vanguard VIF Total Bond Market Index Portfolio                              --             --          --    (1,146)    (1,146)
6 Vanguard VIF Total Stock Market Index Portfolio                             --             --          --    (1,480)    (1,480)

                                     VA A-36

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                                                     Annuity   Annuity
                                                                       Accumulation   Accumulation    Units     Units   Net Increase
Sub-accounts                                                           Units Issued  Units Redeemed  Issued   Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                              511          (3,443)         --       --       (2,932)
1 AIM V.I. International Growth Fund - Series I                              567          (3,519)         --       --       (2,952)
1 AllianceBernstein Americas Government Income Portfolio - Class A            --         (28,303)         --       --      (28,303)
1 AllianceBernstein Balanced Shares Portfolio - Class A                    3,096         (63,903)         84     (288)     (61,011)
1 AllianceBernstein Balanced Shares Portfolio - Class A                       --          (1,454)         --       --       (1,454)
3 AllianceBernstein Balanced Shares Portfolio - Class A                       --              --          --       --           --
1 AllianceBernstein Global Bond Portfolio - Class A                        2,339         (10,175)         13      (70)      (7,893)
1 AllianceBernstein Global Bond Portfolio - Class A                           --             (98)         --       --          (98)
1 AllianceBernstein Global Dollar Government Portfolio - Class A              --         (11,772)         --       --      (11,772)
1 AllianceBernstein Global Technology Portfolio - Class A                    492        (171,568)         --       --     (171,076)
1 AllianceBernstein Global Technology Portfolio - Class A                     --            (138)         --       --         (138)
4 AllianceBernstein Global Technology Portfolio - Class B                  5,632         (29,355)         --       --      (23,723)
1 AllianceBernstein Growth and Income Portfolio - Class A                     41        (128,226)      7,419     (966)    (121,732)
1 AllianceBernstein Growth and Income Portfolio - Class A                     --          (3,514)         --       --       (3,514)
3 AllianceBernstein Growth and Income Portfolio - Class A                     --          (3,780)         --       --       (3,780)
4 AllianceBernstein Growth and Income Portfolio - Class B                  2,164         (21,478)         17     (127)     (19,424)
1 AllianceBernstein Growth Portfolio - Class A                               179        (103,349)         --       --     (103,170)
1 AllianceBernstein Growth Portfolio - Class A                                --            (785)         --       --         (785)
3 AllianceBernstein Growth Portfolio - Class A                                --          (1,047)         --       --       (1,047)
4 AllianceBernstein Growth Portfolio - Class B                             7,115         (13,321)         --       --       (6,206)
1 AllianceBernstein High Yield Portfolio - Class A                            76         (37,326)          3      (54)     (37,301)
1 AllianceBernstein International Growth Portfolio - Class A                 249         (33,944)          9      (24)     (33,710)
1 AllianceBernstein International Research Growth Portfolio - Class A      5,597         (51,253)     10,286   (1,256)     (36,626)
3 AllianceBernstein International Research Growth Portfolio - Class A         --            (199)         --       --         (199)
1 AllianceBernstein International Value Portfolio - Class A               15,051         (15,323)         --       --         (272)
1 AllianceBernstein Large Cap Growth Portfolio - Class A                     176        (151,920)         17      (50)    (151,777)
1 AllianceBernstein Large Cap Growth Portfolio - Class A                      --            (741)         --       --         (741)
3 AllianceBernstein Large Cap Growth Portfolio - Class A                      --          (1,951)         --       --       (1,951)
4 AllianceBernstein Large Cap Growth Portfolio - Class B                  10,167         (39,324)         --       --      (29,157)
1 AllianceBernstein Money Market Portfolio - Class A                      42,073         (93,897)         --       --      (51,824)
3 AllianceBernstein Money Market Portfolio - Class A                          --              (1)         --       --           (1)
4 AllianceBernstein Money Market Portfolio - Class B                       4,104         (55,182)         --       --      (51,078)
1 AllianceBernstein Real Estate Investment Portfolio - Class A             2,337         (29,565)          3      (19)     (27,244)
3 AllianceBernstein Real Estate Investment Portfolio - Class A                --          (1,123)         --       --       (1,123)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                   3,136         (50,936)         28      (97)     (47,869)
1 AllianceBernstein Small Cap Growth Portfolio - Class A                      --            (121)         --       --         (121)
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A                2,144         (21,365)         --       --      (19,221)
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class A                                                                 1,045         (92,669)         17     (361)     (91,968)
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class A                                                                    --              --          --       --           --
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio -
   Class B                                                                 1,387          (2,303)         --       --         (916)
1 AllianceBernstein Utility Income Portfolio - Class A                     3,463         (28,598)         --       --      (25,135)
3 AllianceBernstein Utility Income Portfolio - Class A                        --              (1)         --       --           (1)
4 AllianceBernstein Value Portfolio - Class B                             10,985         (29,794)         --       --      (18,809)
1 BlackRock Basic Value V.I. Fund - Class I                                   --              (6)         --       --           (6)
1 BlackRock Bond V.I. Fund - Class I                                          --            (110)         --       --         (110)
1 BlackRock Global Allocation V.I. Fund - Class I                             --              (5)         --       --           (5)
1 BlackRock Global Growth V.I. Fund - Class I                                 --              (1)         --       --           (1)
1 BlackRock High Income V.I. Fund - Class I                                   --          (1,814)         --       --       (1,814)

                                     VA A-37

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                                                     Annuity   Annuity
                                                                       Accumulation   Accumulation    Units     Units   Net Increase
Sub-accounts                                                           Units Issued  Units Redeemed  Issued   Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
1 BlackRock International Value V.I. Fund - Class I                           --            (630)         --       --         (630)
1 BlackRock Large Cap Core V.I. Fund - Class I                                --              (1)         --       --           (1)
5 Delaware VIP Balanced Series - Standard Class                               --          (1,298)         --       --       (1,298)
5 Delaware VIP Capital Reserves Series - Standard Class                       --          (6,169)         --       --       (6,169)
5 Delaware VIP Cash Reserve Series - Standard Class                           --              (2)         --       --           (2)
5 Delaware VIP Growth Opportunities Series - Standard Class                   --            (293)         --       --         (293)
5 Delaware VIP High Yield Series - Standard Class                             --            (364)         --       --         (364)
5 Delaware VIP Value Series - Standard Class                                  --          (4,181)         --       --       (4,181)
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                          3,723         (21,790)         --       --      (18,067)
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares                 261          (1,746)         --       --       (1,485)
1 Fidelity VIP Asset Manager Portfolio - Initial Class                       339          (4,273)         --       --       (3,934)
1 Fidelity VIP Contrafund Portfolio - Initial Class                          446          (9,345)         --       --       (8,899)
1 Fidelity VIP Growth Portfolio - Initial Class                              418         (10,079)         --       --       (9,661)
1 Fidelity VIP High Income Portfolio - Initial Class                       5,109          (2,850)         --       --        2,259
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                38          (3,008)         --       --       (2,970)
1 Fidelity VIP Money Market Portfolio - Initial Class                      1,678         (56,927)         --       --      (55,249)
1 Fidelity VIP Overseas Portfolio - Initial Class                             --          (1,901)         --       --       (1,901)
1 UBS U.S. Allocation Portfolio                                               --          (3,681)         --       --       (3,681)
1 Van Eck Worldwide Emerging Markets Fund - Initial Class                    110          (5,189)         --       --       (5,079)
1 Van Eck Worldwide Hard Assets Fund - Initial Class                          --            (822)         --       --         (822)
6 Vanguard Dividend Growth Fund                                               --              --          --     (108)        (108)
6 Vanguard Inflation-Protected Securities Fund                                --              --       1,606      (89)       1,517
6 Vanguard LifeStrategy Income Fund                                           --              --          --     (350)        (350)
6 Vanguard VIF Balanced Portfolio                                             --              --       7,315   (1,831)       5,484
6 Vanguard VIF Capital Growth Portfolio                                       --              --          97     (226)        (129)
6 Vanguard VIF Diversified Value Portfolio                                    --              --          --     (423)        (423)
6 Vanguard VIF Equity Income Portfolio                                        --              --       1,140     (400)         740
6 Vanguard VIF Equity Index Portfolio                                         --              --         819     (233)         586
6 Vanguard VIF Growth Portfolio                                               --              --         349     (280)          69
6 Vanguard VIF High Yield Bond Portfolio                                      --              --         354     (204)         150
6 Vanguard VIF International Portfolio                                        --              --           1   (1,169)      (1,168)
6 Vanguard VIF Mid-Cap Index Portfolio                                        --              --          --   (1,030)      (1,030)
6 Vanguard VIF Money Market Portfolio                                         --              --      15,830  (14,305)       1,525
6 Vanguard VIF REIT Index Portfolio                                           --              --          --   (1,189)      (1,189)
6 Vanguard VIF Short-Term Investment-Grade Portfolio                          --              --          --      (54)         (54)
6 Vanguard VIF Small Company Growth Portfolio                                 --              --         407     (469)         (62)
6 Vanguard VIF Total Bond Market Index Portfolio                              --              --       1,057   (1,087)         (30)
6 Vanguard VIF Total Stock Market Index Portfolio                             --              --         194   (1,531)      (1,337)

Footnotes

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3    Profile product.

4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5    Variable Annuity product.

6    Vanguard SPIA product.

                                     VA A-38

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                Investment
                                                                            Unit                  Income     Expense      Total
Sub-accounts                                                       Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                    22,310  $13.34  $   297,697     0.00%      1.40%       10.45%
1 AIM V.I. International Growth Fund - Series I                     9,547   20.72      197,849     0.43%      1.40%       13.12%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        145,146   23.28    3,379,624     5.79%      1.40%        6.86%
1 AllianceBernstein Balanced Shares Portfolio - Class A           253,102   27.97    7,079,713     3.19%      1.40%        1.61%
1 AllianceBernstein Balanced Shares Portfolio - Class A             8,781   13.84      121,543     2.70%      1.40%        1.61%
3 AllianceBernstein Balanced Shares Portfolio - Class A             2,259   22.18       50,096     2.69%      1.25%        1.76%
1 AllianceBernstein Global Bond Portfolio - Class A                57,957   18.57    1,076,353     3.10%      1.40%        8.81%
1 AllianceBernstein Global Bond Portfolio - Class A                   809   14.39       11,647     3.17%      1.40%        8.81%
1 AllianceBernstein Global Dollar Government Portfolio - Class A   51,610   37.40    1,930,213     5.98%      1.40%        3.07%
1 AllianceBernstein Global Technology Portfolio - Class A         356,674   20.17    7,195,530     0.00%      1.40%       18.52%
1 AllianceBernstein Global Technology Portfolio - Class A          13,302   18.15      241,408     0.00%      1.40%       18.52%
4 AllianceBernstein Global Technology Portfolio - Class B         226,615    7.77    1,760,294     0.00%      1.40%       18.22%
1 AllianceBernstein Growth and Income Portfolio - Class A         376,296   48.01   18,066,100     1.57%      1.40%        3.65%
1 AllianceBernstein Growth and Income Portfolio - Class A          14,751   30.34      447,603     1.44%      1.40%        3.65%
3 AllianceBernstein Growth and Income Portfolio - Class A           4,139   48.90      202,387     1.36%      1.25%        3.81%
4 AllianceBernstein Growth and Income Portfolio - Class B         216,298   47.02   10,169,341     1.26%      1.40%        3.39%
1 AllianceBernstein Growth Portfolio - Class A                    287,203   30.12    8,651,956     0.00%      1.40%       11.44%
1 AllianceBernstein Growth Portfolio - Class A                     20,128   19.24      387,231     0.00%      1.40%       11.44%
4 AllianceBernstein Growth Portfolio - Class B                     93,997   29.48    2,771,027     0.00%      1.40%       11.09%
1 AllianceBernstein High Yield Portfolio - Class A                194,409   11.79    2,291,614     7.92%      1.40%       -0.52%
1 AllianceBernstein International Growth Portfolio - Class A      265,524   42.40   11,258,632     1.16%      1.40%       16.48%
3 AllianceBernstein International Growth Portfolio - Class A        1,584   35.54       56,275     0.00%      1.25%       -3.12%
1 AllianceBernstein International Research Growth Portfolio -
   Class A                                                             --      --           --     2.68%      1.40%       24.41%
3 AllianceBernstein International Research Growth Portfolio -
   Class A                                                             --      --           --     3.17%      1.25%       24.58%
1 AllianceBernstein International Value Portfolio - Class A       114,175   25.80    2,945,809     1.26%      1.40%        4.36%
1 AllianceBernstein Large Cap Growth Portfolio - Class A          320,641   34.84   11,169,861     0.00%      1.40%       12.33%
1 AllianceBernstein Large Cap Growth Portfolio - Class A            7,213   14.98      108,073     0.00%      1.40%       12.33%
3 AllianceBernstein Large Cap Growth Portfolio - Class A            2,090   35.48       74,151     0.00%      1.25%       12.50%
4 AllianceBernstein Large Cap Growth Portfolio - Class B          377,389    8.50    3,206,585     0.00%      1.40%       12.03%
1 AllianceBernstein Money Market Portfolio - Class A              221,029   13.60    3,005,539     4.11%      1.40%        2.89%
3 AllianceBernstein Money Market Portfolio - Class A                   --   13.85           --     2.41%      1.25%        3.04%
4 AllianceBernstein Money Market Portfolio - Class B               93,515   13.31    1,244,924     3.83%      1.40%        2.63%
1 AllianceBernstein Real Estate Investment Portfolio - Class A    117,146   28.53    3,342,094     1.52%      1.40%      -15.72%
3 AllianceBernstein Real Estate Investment Portfolio - Class A         35   29.00        1,019     1.44%      1.25%      -15.60%
1 AllianceBernstein Small Cap Growth Portfolio - Class A          199,102   15.25    3,035,492     0.00%      1.40%       12.48%
1 AllianceBernstein Small Cap Growth Portfolio - Class A            1,895   14.85       28,142     0.00%      1.40%       12.48%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A       237,055   20.03    4,748,094     0.97%      1.40%        0.28%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                            378,673   17.51    6,629,544     4.61%      1.40%        3.39%
3 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                                140   17.83        2,492     1.66%      1.25%        3.54%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                              6,744   17.13      115,528     4.69%      1.40%        3.13%
1 AllianceBernstein Utility Income Portfolio - Class A            130,570   34.79    4,541,987     2.25%      1.40%       20.64%
3 AllianceBernstein Utility Income Portfolio - Class A                249   33.98        8,459     2.16%      1.25%       20.83%
4 AllianceBernstein Value Portfolio - Class B                     323,400   14.23    4,601,179     1.27%      1.40%       -5.50%
1 BlackRock Basic Value V.I. Fund - Class I                         4,236   20.76       87,936     1.33%      1.40%        0.40%
1 BlackRock Global Allocation V.I. Fund - Class I                   2,125   20.16       42,845     1.95%      1.40%       15.37%

                                     VA A-39

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                          Unit                 Income     Expense      Total
Sub-accounts                                                     Units    Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------
1 BlackRock Global Growth V.I. Fund - Class I                     1,626  $16.23  $   26,393     1.09%      1.40%       34.97%
1 BlackRock High Income V.I. Fund - Class I                       1,702   13.71      23,339     7.95%      1.40%        0.96%
1 BlackRock International Value V.I. Fund - Class I                  --   21.23          --     0.00%      1.40%        8.79%
1 BlackRock Large Cap Core V.I. Fund - Class I                    1,309   20.05      26,252     1.01%      1.40%        6.83%
1 BlackRock Total Return V.I. Fund - Class I                      4,958   14.28      70,793     4.74%      1.40%        2.19%
5 Delaware VIP Balanced Series - Standard Class                     401   33.43      13,420     5.67%      1.25%       -0.92%
5 Delaware VIP Capital Reserves Series - Standard Class           1,915   23.96      45,876     5.37%      1.25%        3.16%
5 Delaware VIP Cash Reserve Series - Standard Class               6,947   17.61     122,328     4.66%      1.25%        3.46%
5 Delaware VIP Growth Opportunities Series - Standard Class      14,328   39.91     571,817     0.00%      1.25%       11.55%
5 Delaware VIP High Yield Series - Standard Class                 1,478   27.99      41,365     6.74%      1.25%        1.51%
5 Delaware VIP Value Series - Standard Class                     30,446   45.38   1,381,592     1.69%      1.25%       -3.94%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                49,483   22.09   1,092,979     1.70%      1.40%        3.78%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares         --      --          --     0.00%      1.40%        8.44%
1 Fidelity VIP Asset Manager Portfolio - Initial Class           21,393   19.40     414,941     6.10%      1.40%       13.89%
1 Fidelity VIP Contrafund Portfolio - Initial Class              27,499   24.14     663,729     0.93%      1.40%       15.95%
1 Fidelity VIP Growth Portfolio - Initial Class                  71,218   20.63   1,469,542     0.83%      1.40%       25.19%
1 Fidelity VIP High Income Portfolio - Initial Class              8,740   12.91     112,861     8.01%      1.40%        1.35%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class    7,816   17.17     134,233     4.53%      1.40%        2.89%
1 Fidelity VIP Money Market Portfolio - Initial Class            17,948   13.45     241,395     5.82%      1.40%        3.74%
1 Fidelity VIP Overseas Portfolio - Initial Class                 3,004   22.51      67,608     3.36%      1.40%       15.67%
1 UBS U.S. Allocation Portfolio                                   3,528   17.78      62,730     2.69%      1.40%        0.76%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class           968   29.00      28,070     0.32%      1.40%       35.69%
1 Van Eck Worldwide Hard Assets Fund - Initial Class              3,055   36.33     110,980     0.11%      1.40%       43.33%
6 Vanguard Dividend Growth Fund                                   1,724   16.06      27,673     1.84%      0.52%        6.44%
6 Vanguard Inflation-Protected Securities Fund                    5,248   12.63      66,282     7.42%      0.52%       11.01%
6 Vanguard LifeStrategy Income Fund                               3,584   12.75      45,683     4.05%      0.52%        6.15%
6 Vanguard VIF Balanced Portfolio                                19,875   15.70     312,065     2.83%      0.52%        7.79%
6 Vanguard VIF Capital Growth Portfolio                           4,630   16.82      77,887     0.45%      0.52%       11.89%
6 Vanguard VIF Diversified Value Portfolio                        4,106   17.67      72,548     1.68%      0.52%        3.39%
6 Vanguard VIF Equity Income Portfolio                            5,314   16.33      86,802     2.69%      0.52%        3.99%
6 Vanguard VIF Equity Index Portfolio                             2,296   15.12      34,723     1.59%      0.52%        4.83%
6 Vanguard VIF Growth Portfolio                                   4,627   14.06      65,073     0.52%      0.52%        9.64%
6 Vanguard VIF High Yield Bond Portfolio                          1,977   12.63      24,967     6.97%      0.52%        1.42%
6 Vanguard VIF International Portfolio                            6,306   22.73     143,334     1.96%      0.52%       16.80%
6 Vanguard VIF Mid-Cap Index Portfolio                            3,189   17.93      57,173     1.20%      0.52%        5.59%
6 Vanguard VIF Money Market Portfolio                             2,349   11.33      26,618     5.49%      0.52%        4.71%
6 Vanguard VIF REIT Index Portfolio                               3,718   17.74      65,953     2.60%      0.52%      -17.04%
6 Vanguard VIF Short-Term Investment-Grade Portfolio                382   11.45       4,374     4.49%      0.52%        5.47%
6 Vanguard VIF Small Company Growth Portfolio                     4,302   14.60      62,808     0.53%      0.52%        3.22%
6 Vanguard VIF Total Bond Market Index Portfolio                 13,232   11.83     156,523     3.92%      0.52%        6.43%
6 Vanguard VIF Total Stock Market Index Portfolio                13,221   15.51     205,095     1.09%      0.52%        4.62%

                                     VA A-40

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                  Investment
                                                                                                    Income     Expense      Total
Sub-accounts                                                     Units   Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                  23,081    $12.08    $   278,859     0.06%      1.40%       4.83%
1 AIM V.I. International Growth Fund - Series I                   9,494     18.32        173,922     0.97%      1.40%      26.46%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                      165,287     21.79      3,601,465     7.01%      1.40%       1.88%
1 AllianceBernstein Balanced Shares Portfolio - Class A *       391,817     27.53     10,786,209     2.43%      1.40%      10.24%
1 AllianceBernstein Balanced Shares Portfolio - Class A *         8,862     13.62        120,722     2.59%      1.40%      10.24%
3 AllianceBernstein Balanced Shares Portfolio - Class A *         2,259     21.80         49,234     2.40%      1.25%      10.40%
1 AllianceBernstein Global Bond Portfolio - Class A              66,390     17.07      1,133,161     1.51%      1.40%       3.51%
1 AllianceBernstein Global Bond Portfolio - Class A                 898     13.23         11,877     1.60%      1.40%       3.51%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       59,498     36.29      2,158,982     5.34%      1.40%       8.48%
1 AllianceBernstein Global Technology Portfolio - Class A       481,040     17.02      8,188,195     0.00%      1.40%       7.13%
1 AllianceBernstein Global Technology Portfolio - Class A        13,781     15.31        211,025     0.00%      1.40%       7.13%
4 AllianceBernstein Global Technology Portfolio - Class B       235,058      6.57      1,544,496     0.00%      1.40%       6.88%
1 AllianceBernstein Growth and Income Portfolio - Class A       556,129     46.32     25,759,934     1.38%      1.40%      15.66%
1 AllianceBernstein Growth and Income Portfolio - Class A        16,586     29.27        485,568     1.49%      1.40%      15.66%
3 AllianceBernstein Growth and Income Portfolio - Class A         4,764     47.11        224,431     1.00%      1.25%      15.83%
4 AllianceBernstein Growth and Income Portfolio - Class B       244,250     45.47     11,106,538     1.13%      1.40%      15.36%
1 AllianceBernstein Growth Portfolio - Class A                  448,251     27.03     12,116,799     0.00%      1.40%      -2.45%
1 AllianceBernstein Growth Portfolio - Class A                   23,057     17.26        398,017     0.00%      1.40%      -2.45%
3 AllianceBernstein Growth Portfolio - Class A                       --     27.49             --     0.00%      1.25%      -2.30%
4 AllianceBernstein Growth Portfolio - Class B                  118,209     26.54      3,136,937     0.00%      1.40%      -2.61%
1 AllianceBernstein High Yield Portfolio - Class A              230,536     11.85      2,731,700     8.36%      1.40%       7.54%
1 AllianceBernstein International Growth Portfolio -
   Class A *                                                    145,593     36.40      5,300,029     0.90%      1.40%      25.28%
1 AllianceBernstein International Research Growth
   Portfolio - Class A *                                        282,859     22.63      6,400,110     0.41%      1.40%      24.70%
3 AllianceBernstein International Research Growth
   Portfolio - Class A *                                          2,026     23.01         46,630     0.37%      1.25%      24.89%
1 AllianceBernstein International Value Portfolio -
   Class A                                                      122,623     24.72      3,031,561     1.34%      1.40%      33.56%
1 AllianceBernstein Large Cap Growth Portfolio - Class A        484,962     31.01     15,040,186     0.00%      1.40%      -1.83%
1 AllianceBernstein Large Cap Growth Portfolio - Class A          7,624     13.34        101,700     0.00%      1.40%      -1.83%
3 AllianceBernstein Large Cap Growth Portfolio - Class A          2,678     31.54         84,464     0.00%      1.25%      -1.68%
4 AllianceBernstein Large Cap Growth Portfolio - Class B        437,935      7.58      3,321,567     0.00%      1.40%      -2.02%
1 AllianceBernstein Money Market Portfolio - Class A            152,670     13.22      2,017,761     4.25%      1.40%       2.77%
3 AllianceBernstein Money Market Portfolio - Class A                946     13.45         12,717     4.13%      1.25%       2.93%
4 AllianceBernstein Money Market Portfolio - Class B            114,601     12.97      1,486,559     3.70%      1.40%       2.52%
1 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                      156,813     33.85      5,308,531     1.99%      1.40%      33.35%
3 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                           35     34.36          1,210     0.14%      1.25%      33.55%
1 AllianceBernstein Small Cap Growth Portfolio - Class A        368,532     13.55      4,995,161     0.00%      1.40%       9.15%
1 AllianceBernstein Small Cap Growth Portfolio - Class A          2,131     13.20         28,130     0.00%      1.40%       9.15%
1 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A                                                      269,033     19.97      5,373,424     0.41%      1.40%      12.83%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                          443,039     16.93      7,502,458     3.95%      1.40%       2.49%
3 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                              642     17.22         11,051     4.01%      1.25%       2.65%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            8,258     16.61        137,148     4.22%      1.40%       2.15%
1 AllianceBernstein Utility Income Portfolio - Class A          149,262     28.83      4,303,772     2.49%      1.40%      22.05%
3 AllianceBernstein Utility Income Portfolio - Class A              249     28.12          7,016     2.52%      1.25%      22.23%
4 AllianceBernstein Value Portfolio - Class B                   365,083     15.06      5,496,774     0.92%      1.40%      19.35%
1 BlackRock Basic Value V.I. Fund - Class I *                     5,826     20.68        120,453     1.67%      1.40%      20.18%

                                     VA A-41

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                         Unit                 Income     Expense      Total
Sub-accounts                                                     Units   Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------
1 BlackRock Bond V.I. Fund - Class I *                           5,062  $13.97  $   70,730     4.59%      1.40%       2.95%
1 BlackRock Global Allocation V.I. Fund - Class I *              4,452   17.47      77,793     2.75%      1.40%      14.92%
1 BlackRock Global Growth V.I. Fund - Class I *                  1,628   12.03      19,574     0.97%      1.40%      20.32%
1 BlackRock High Income V.I. Fund - Class I *                    1,704   13.58      23,139     6.29%      1.40%       7.93%
1 BlackRock International Value V.I. Fund - Class I *            1,395   19.52      27,233     3.00%      1.40%      26.14%
1 BlackRock Large Cap Core V.I. Fund - Class I *                 1,311   18.77      24,600     0.95%      1.40%      13.15%
5 Delaware VIP Balanced Series - Standard Class                  2,846   33.74      96,016     2.48%      1.25%      14.76%
5 Delaware VIP Capital Reserves Series - Standard Class          4,062   23.23      94,356     3.24%      1.25%       3.27%
5 Delaware VIP Cash Reserve Series - Standard Class              6,949   17.02     118,267     4.38%      1.25%       3.19%
5 Delaware VIP Growth Opportunities Series - Standard Class     17,205   35.78     615,569     0.00%      1.25%       5.04%
5 Delaware VIP High Yield Series - Standard Class                1,496   27.57      41,263     7.03%      1.25%      11.06%
5 Delaware VIP Value Series - Standard Class                    34,145   47.24   1,612,927     1.52%      1.25%      22.56%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares               57,768   21.28   1,229,459     1.60%      1.40%      13.90%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     6,410   15.75     100,951     0.00%      1.40%       9.43%
1 Fidelity VIP Asset Manager Portfolio - Initial Class          23,483   17.03     399,922     2.82%      1.40%       5.83%
1 Fidelity VIP Contrafund Portfolio - Initial Class             29,697   20.82     618,183     1.25%      1.40%      10.17%
1 Fidelity VIP Growth Portfolio - Initial Class                 76,733   16.48   1,264,747     0.40%      1.40%       5.37%
1 Fidelity VIP High Income Portfolio - Initial Class             9,656   12.74     123,032     8.77%      1.40%       9.69%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   9,597   16.69     160,177     4.39%      1.40%       2.90%
1 Fidelity VIP Money Market Portfolio - Initial Class           53,227   12.97     690,098     5.57%      1.40%       3.42%
1 Fidelity VIP Overseas Portfolio - Initial Class                3,256   19.46      63,354     1.04%      1.40%      16.44%
1 UBS U.S. Allocation Portfolio                                  7,397   17.64     130,515     3.02%      1.40%       9.75%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class          655   21.37      14,005     0.78%      1.40%      37.56%
1 Van Eck Worldwide Hard Assets Fund - Initial Class             3,026   25.35      76,694     0.07%      1.40%      22.77%
6 Vanguard Dividend Growth Fund                                  1,829   15.08      27,583     1.90%      0.52%      18.96%
6 Vanguard Inflation-Protected Securities Fund                   1,517   11.38      17,262     7.13%      0.52%       2.22%
6 Vanguard LifeStrategy Income Fund                              3,918   12.01      47,046     3.87%      0.52%       7.37%
6 Vanguard VIF Balanced Portfolio                               21,748   14.57     316,781     2.77%      0.52%      14.37%
6 Vanguard VIF Capital Growth Portfolio                          2,178   15.03      32,735     0.65%      0.52%      11.05%
6 Vanguard VIF Diversified Value Portfolio                       3,463   17.09      59,190     1.92%      0.52%      18.26%
6 Vanguard VIF Equity Income Portfolio                           5,190   15.71      81,527     2.36%      0.52%      20.07%
6 Vanguard VIF Equity Index Portfolio                            2,550   14.43      36,792     1.34%      0.52%      15.11%
6 Vanguard VIF Growth Portfolio                                  3,020   12.83      38,734     0.35%      0.52%       1.39%
6 Vanguard VIF High Yield Bond Portfolio                         2,208   12.45      27,504     6.62%      0.52%       7.71%
6 Vanguard VIF International Portfolio                           6,750   19.46     131,349     1.19%      0.52%      26.09%
6 Vanguard VIF Mid-Cap Index Portfolio                           7,665   16.98     130,152     1.06%      0.52%      13.16%
6 Vanguard VIF Money Market Portfolio                            2,571   10.82      27,820     7.71%      0.52%       4.49%
6 Vanguard VIF REIT Index Portfolio                              6,038   21.38     129,108     2.18%      0.52%      34.23%
6 Vanguard VIF Short-Term Investment-Grade Portfolio               433   10.86       4,701     3.77%      0.52%       4.38%
6 Vanguard VIF Small Company Growth Portfolio                    4,791   14.15      67,768     0.36%      0.52%       9.64%
6 Vanguard VIF Total Bond Market Index Portfolio                14,378   11.11     159,807     3.91%      0.52%       3.77%
6 Vanguard VIF Total Stock Market Index Portfolio               14,701   14.83     217,990     0.93%      0.52%      14.93%

                                     VA A-42

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                   Investment
                                                                               Unit                  Income    Expense       Total
Sub-accounts                                                          Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                       26,013  $11.53  $   299,808     0.06%      1.40%       7.33%
1 AIM V.I. International Growth Fund - Series I                       12,446   14.49      180,306     0.62%      1.40%      16.29%
1 AllianceBernstein Americas Government Income Portfolio - Class A   193,590   21.39    4,140,523     6.42%      1.40%       7.16%
1 AllianceBernstein Global Bond Portfolio - Class A                   74,283   16.49    1,224,824    10.82%      1.40%      -8.94%
1 AllianceBernstein Global Bond Portfolio - Class A                      996   12.78       12,721     9.04%      1.40%      -8.94%
1 AllianceBernstein Global Dollar Government Portfolio - Class A      71,270   33.45    2,383,888     5.92%      1.40%       8.10%
1 AllianceBernstein Global Technology Portfolio - Class A *          652,116   15.89   10,361,291     0.00%      1.40%       2.42%
1 AllianceBernstein Global Technology Portfolio - Class A *           13,919   14.29      198,957     0.00%      1.40%       2.42%
2 AllianceBernstein Global Technology Portfolio - Class A *               --   15.82           --     0.00%      1.45%       2.37%
4 AllianceBernstein Global Technology Portfolio - Class B *          258,781    6.15    1,590,935     0.00%      1.40%       2.21%
1 AllianceBernstein Growth and Income Portfolio - Class A            677,861   40.05   27,147,119     1.46%      1.40%       3.41%
1 AllianceBernstein Growth and Income Portfolio - Class A             20,100   25.31      508,758     1.50%      1.40%       3.41%
2 AllianceBernstein Growth and Income Portfolio - Class A                 --   39.88           --     0.00%      1.45%       3.36%
3 AllianceBernstein Growth and Income Portfolio - Class A              8,544   40.67      347,447     1.44%      1.25%       3.57%
4 AllianceBernstein Growth and Income Portfolio - Class B            263,674   39.42   10,393,153     1.32%      1.40%       3.15%
1 AllianceBernstein Growth Portfolio - Class A                       551,421   27.71   15,279,351     0.00%      1.40%      10.42%
1 AllianceBernstein Growth Portfolio - Class A                        23,842   17.70      421,894     0.00%      1.40%      10.42%
2 AllianceBernstein Growth Portfolio - Class A                            --   27.59           --     0.00%      1.45%      10.36%
3 AllianceBernstein Growth Portfolio - Class A                         1,047   28.14       29,463     0.00%      1.25%      10.58%
4 AllianceBernstein Growth Portfolio - Class B                       124,415   27.25    3,390,138     0.00%      1.40%      10.09%
1 AllianceBernstein High Yield Portfolio - Class A                   267,837   11.02    2,951,178     8.01%      1.40%       0.37%
1 AllianceBernstein International Portfolio - Class A                319,485   18.14    5,796,862     0.49%      1.40%      17.51%
3 AllianceBernstein International Portfolio - Class A                  2,225   18.43       40,997     0.47%      1.25%      17.69%
1 AllianceBernstein International Value Portfolio - Class A          122,895   18.51    2,274,889     0.58%      1.40%      15.17%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *           636,739   31.59   20,114,477     0.00%      1.40%      13.55%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *             8,365   13.59      113,657     0.00%      1.40%      13.55%
2 AllianceBernstein Large Cap Growth Portfolio - Class A *                --   31.46           --     0.00%      1.45%      13.49%
3 AllianceBernstein Large Cap Growth Portfolio - Class A *             4,629   32.08      148,478     0.00%      1.25%      13.72%
4 AllianceBernstein Large Cap Growth Portfolio - Class B *           467,092    7.74    3,615,710     0.00%      1.40%      13.25%
1 AllianceBernstein Money Market Portfolio - Class A                 204,494   12.86    2,629,749     2.12%      1.40%       0.94%
3 AllianceBernstein Money Market Portfolio - Class A                     947   13.06       12,364     2.33%      1.25%       1.09%
4 AllianceBernstein Money Market Portfolio - Class B                 165,679   12.65    2,096,349     1.81%      1.40%       0.68%
1 AllianceBernstein Real Estate Investment Portfolio - Class A       184,057   25.39    4,672,404     3.26%      1.40%      10.12%
3 AllianceBernstein Real Estate Investment Portfolio - Class A         1,158   25.73       29,800     3.10%      1.25%      10.29%
1 AllianceBernstein Small Cap Growth Portfolio - Class A             416,401   12.42    5,170,853     0.00%      1.40%       3.78%
1 AllianceBernstein Small Cap Growth Portfolio - Class A               2,252   12.09       27,238     0.00%      1.40%       3.78%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A *        288,254   17.70    5,102,466     0.72%      1.40%       5.43%
1 AllianceBernstein Total Return Portfolio - Class A                 452,828   24.97   11,307,897     2.56%      1.40%       2.47%
1 AllianceBernstein Total Return Portfolio - Class A                  10,316   12.36      127,470     2.61%      1.40%       2.47%
2 AllianceBernstein Total Return Portfolio - Class A                      --   24.87           --     0.00%      1.45%       2.41%
3 AllianceBernstein Total Return Portfolio - Class A                   2,259   19.74       44,601     2.52%      1.25%       2.62%
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class A                                                         535,007   16.52    8,839,594     2.97%      1.40%       0.56%
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class A                                                             642   16.78       10,779     2.90%      1.25%       0.72%
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class B                                                           9,174   16.26      149,163     2.72%      1.40%       0.34%

                                     VA A-43

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                   Investment
                                                                               Unit                  Income    Expense       Total
Sub-accounts                                                          Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AllianceBernstein Utility Income Portfolio - Class A               174,397  $23.62  $ 4,120,102     2.11%      1.40%      14.45%
3 AllianceBernstein Utility Income Portfolio - Class A                   250   23.01        5,755     2.12%      1.25%      14.62%
4 AllianceBernstein Value Portfolio - Class B                        383,892   12.62    4,842,807     1.31%      1.40%       4.02%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A      179,303   29.06    5,210,136     0.44%      1.40%      19.16%
5 Delaware VIP Balanced Series - Standard Class                        4,144   29.40      121,845     2.23%      1.25%       2.40%
5 Delaware VIP Capital Reserves Series - Standard Class               10,231   22.49      230,118     4.11%      1.25%       0.54%
5 Delaware VIP Cash Reserve Series - Standard Class                    6,951   16.49      114,646     2.83%      1.25%       1.44%
5 Delaware VIP Growth Opportunities Series - Standard Class           17,498   34.06      596,030     0.00%      1.25%      10.02%
5 Delaware VIP High Yield Series - Standard Class                      1,860   24.83       46,184     6.81%      1.25%       2.30%
5 Delaware VIP Value Series - Standard Class                          38,326   38.54    1,477,150     1.73%      1.25%       4.71%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                     75,835   18.69    1,417,052     1.55%      1.40%       3.24%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares           7,895   14.39      113,631     0.00%      1.40%      -0.49%
1 Fidelity VIP Asset Manager Portfolio - Initial Class                27,417   16.09      441,208     2.97%      1.40%       2.60%
1 Fidelity VIP Contrafund Portfolio - Initial Class                   38,596   18.90      729,281     0.28%      1.40%      15.32%
1 Fidelity VIP Growth Portfolio - Initial Class                       86,394   15.64    1,351,432     0.50%      1.40%       4.33%
1 Fidelity VIP High Income Portfolio - Initial Class                   7,397   11.62       85,918    13.86%      1.40%       1.28%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        12,567   16.22      203,834     4.67%      1.40%       0.77%
1 Fidelity VIP Money Market Portfolio - Initial Class                108,476   12.54    1,359,907     2.98%      1.40%       1.60%
1 Fidelity VIP Overseas Portfolio - Initial Class                      5,157   16.71       86,171     0.62%      1.40%      17.40%
1 Mercury Basic Value V.I. Fund - Class I *                            5,832   17.20      100,332     1.37%      1.40%       1.51%
1 Mercury Core Bond V.I. Fund - Class I *                              5,172   13.57       70,201     4.95%      1.40%       0.60%
1 Mercury Global Allocation V.I. Fund - Class I *                      4,457   15.20       67,764     2.46%      1.40%       8.98%
1 Mercury Global Growth V.I. Fund - Class I *                          1,629   10.00       16,285     1.20%      1.40%      13.47%
1 Mercury High Current Income V.I. Fund - Class I *                    3,518   12.58       44,262     8.71%      1.40%       0.13%
1 Mercury International Value V.I. Fund - Class I *                    2,025   15.47       31,337     2.78%      1.40%      10.13%
1 Mercury Large Cap Core V.I. Fund - Class I *                         1,312   16.59       21,762     0.65%      1.40%      11.63%
1 UBS U.S. Allocation Portfolio                                       11,078   16.08      178,111     1.59%      1.40%       5.31%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class              5,734   15.54       89,095     0.74%      1.40%      30.17%
1 Van Eck Worldwide Hard Assets Fund - Initial Class                   3,848   20.65       79,437     0.31%      1.40%      49.57%
6 Vanguard Dividend Growth Fund                                        1,937   12.68       24,566     0.00%      0.52%       3.70%
6 Vanguard LifeStrategy Income Fund                                    4,268   11.18       47,736     3.44%      0.52%       2.70%
6 Vanguard VIF Balanced Portfolio                                     16,264   12.74      207,147     2.52%      0.52%       6.28%
6 Vanguard VIF Capital Growth Portfolio                                2,307   13.54       31,232     0.56%      0.52%       7.12%
6 Vanguard VIF Diversified Value Portfolio                             3,886   14.45       56,153     1.63%      0.52%       7.06%
6 Vanguard VIF Equity Income Portfolio                                 4,450   13.08       58,214     2.32%      0.52%       3.60%
6 Vanguard VIF Equity Index Portfolio                                  1,964   12.53       24,616     1.77%      0.52%       4.25%
6 Vanguard VIF Growth Portfolio                                        2,951   12.65       37,329     0.43%      0.52%      10.92%
6 Vanguard VIF High Yield Bond Portfolio                               2,058   11.56       23,791     7.41%      0.52%       2.22%
6 Vanguard VIF International Portfolio                                 7,918   15.43      122,203     0.93%      0.52%      15.71%
6 Vanguard VIF Mid-Cap Index Portfolio                                 8,695   15.00      130,462     0.61%      0.52%      13.39%
6 Vanguard VIF Money Market Portfolio                                  1,046   10.35       10,826     9.33%      0.52%       2.64%
6 Vanguard VIF REIT Index Portfolio                                    7,227   15.93      115,128     2.11%      0.52%      11.26%
6 Vanguard VIF Short-Term Investment-Grade Portfolio                     487   10.40        5,061     3.29%      0.52%       1.72%
6 Vanguard VIF Small Company Growth Portfolio                          4,853   12.90       62,608     0.00%      0.52%       5.71%
6 Vanguard VIF Total Bond Market Index Portfolio                      14,408   10.71      154,324     1.86%      0.52%       1.87%
6 Vanguard VIF Total Stock Market Index Portfolio                     16,038   12.90      206,926     0.98%      0.52%       5.58%

                                     VA A-44

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                              Investment
                                                                          Unit                  Income     Expense      Total
Sub-accounts                                                     Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                  29,760  $10.74  $   319,574     0.00%      1.40%       5.14%
1 AIM V.I. International Growth Fund - Series I                  13,969   12.46      174,016     0.59%      1.40%      22.28%
1 AllianceBernstein Americas Government Income Portfolio -
Class A                                                         210,309   19.96    4,197,393     5.08%      1.40%       3.43%
1 AllianceBernstein Global Bond Portfolio - Class A              80,662   18.11    1,460,512     5.25%      1.40%       8.11%
1 AllianceBernstein Global Bond Portfolio - Class A               1,098   14.03       15,409     5.54%      1.40%       8.11%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       82,598   30.94    2,555,792     8.01%      1.40%       8.59%
1 AllianceBernstein Growth and Income Portfolio - Class A       808,736   38.73   31,319,463     0.90%      1.40%       9.91%
1 AllianceBernstein Growth and Income Portfolio - Class A        23,208   24.48      568,027     0.83%      1.40%       9.91%
2 AllianceBernstein Growth and Income Portfolio - Class A            80   38.58        3,100     0.88%      1.45%       9.86%
3 AllianceBernstein Growth and Income Portfolio - Class A         8,553   39.27      335,837     0.87%      1.25%      10.08%
4 AllianceBernstein Growth and Income Portfolio - Class B       281,081   38.21   10,741,347     0.66%      1.40%       9.68%
1 AllianceBernstein Growth Portfolio - Class A                  654,424   25.10   16,422,853     0.00%      1.40%      13.14%
1 AllianceBernstein Growth Portfolio - Class A                   36,625   16.03      586,965     0.00%      1.40%      13.14%
2 AllianceBernstein Growth Portfolio - Class A                       78   25.00        1,953     0.00%      1.45%      13.08%
3 AllianceBernstein Growth Portfolio - Class A                    1,047   25.45       26,650     0.00%      1.25%      13.31%
4 AllianceBernstein Growth Portfolio - Class B                  130,539   24.75    3,231,063     0.00%      1.40%      12.94%
1 AllianceBernstein High Yield Portfolio - Class A              290,221   10.98    3,186,046     6.16%      1.40%       6.48%
1 AllianceBernstein International Portfolio - Class A           357,722   15.44    5,523,341     0.28%      1.40%      15.98%
3 AllianceBernstein International Portfolio - Class A             2,225   15.66       34,842     0.25%      1.25%      16.16%
1 AllianceBernstein International Value Portfolio - Class A     115,287   16.07    1,853,019     0.46%      1.40%      23.46%
1 AllianceBernstein Money Market Portfolio - Class A            292,435   12.74    3,725,800     0.66%      1.40%      -0.68%
3 AllianceBernstein Money Market Portfolio - Class A                947   12.92       12,241     0.70%      1.25%      -0.53%
4 AllianceBernstein Money Market Portfolio - Class B            246,151   12.57    3,093,435     0.44%      1.40%      -0.93%
1 AllianceBernstein Premier Growth Portfolio - Class A          785,273   27.82   21,846,456     0.00%      1.40%       7.11%
1 AllianceBernstein Premier Growth Portfolio - Class A           13,938   11.97      166,779     0.00%      1.40%       7.11%
2 AllianceBernstein Premier Growth Portfolio - Class A               74   27.72        2,052     0.00%      1.45%       7.06%
3 AllianceBernstein Premier Growth Portfolio - Class A            4,636   28.21      130,787     0.00%      1.25%       7.27%
4 AllianceBernstein Premier Growth Portfolio - Class B          538,327    6.84    3,679,549     0.00%      1.40%       6.84%
1 AllianceBernstein Real Estate Investment Portfolio - Class A  204,960   23.05    4,724,802     2.29%      1.40%      33.74%
3 AllianceBernstein Real Estate Investment Portfolio - Class A    1,159   23.33       27,029     1.38%      1.25%      33.94%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *      488,513   11.97    5,845,516     0.00%      1.40%      12.96%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *        7,486   11.65       87,242     0.00%      1.40%      12.96%
1 AllianceBernstein Small Cap Value Portfolio - Class A         248,366   16.79    4,169,897     0.18%      1.40%      17.64%
1 AllianceBernstein Technology Portfolio - Class A              788,041   15.51   12,224,614     0.00%      1.40%       3.99%
1 AllianceBernstein Technology Portfolio - Class A               20,917   13.96      291,896     0.00%      1.40%       3.99%
2 AllianceBernstein Technology Portfolio - Class A                   85   15.46        1,311     0.00%      1.45%       3.94%
3 AllianceBernstein Technology Portfolio - Class A                   --   14.91           --     0.00%      1.25%       4.15%
4 AllianceBernstein Technology Portfolio - Class B              277,042    6.01    1,666,362     0.00%      1.40%       3.63%
1 AllianceBernstein Total Return Portfolio - Class A            494,051   24.37   12,040,428     2.20%      1.40%       7.56%
1 AllianceBernstein Total Return Portfolio - Class A             11,041   12.06      133,151     2.10%      1.40%       7.56%
2 AllianceBernstein Total Return Portfolio - Class A                126   24.28        3,047     2.15%      1.45%       7.50%
3 AllianceBernstein Total Return Portfolio - Class A              2,259   19.24       43,468     2.15%      1.25%       7.72%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                          593,865   16.43    9,756,941     2.83%      1.40%       2.32%
3 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                              652   16.66       10,857     1.43%      1.25%       2.48%

                                     VA A-45

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                              Investment
                                                                          Unit                  Income     Expense      Total
Sub-accounts                                                     Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------------------
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            9,673  $16.20  $  156,743      2.49%       1.40%      2.08%
1 AllianceBernstein Utility Income Portfolio - Class A          198,179   20.64   4,090,980      2.20%       1.40%     22.60%
3 AllianceBernstein Utility Income Portfolio - Class A              251   20.07       5,035      1.04%       1.25%     22.78%
4 AllianceBernstein Value Portfolio - Class B                   386,607   12.13   4,688,613      0.89%       1.40%     11.80%
1 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                      203,436   24.38   4,960,724      0.24%       1.40%     22.54%
5 Delaware VIP Balanced Series - Standard Class                   5,194   28.71     149,125      2.14%       1.25%      4.53%
5 Delaware VIP Capital Reserves Series - Standard Class          10,313   22.37     230,719      4.43%       1.25%      2.40%
5 Delaware VIP Cash Reserve Series - Standard Class               7,987   16.26     129,853      0.44%       1.25%     -0.38%
5 Delaware VIP Growth Opportunities Series - Standard Class      20,118   30.96     622,841      0.00%       1.25%     11.08%
5 Delaware VIP High Yield Series - Standard Class                 2,139   24.27      51,924      6.05%       1.25%     12.83%
5 Delaware VIP Value Series - Standard Class *                   43,714   36.81   1,608,953      1.58%       1.25%     13.50%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                92,427   18.10   1,672,892      1.67%       1.40%      9.10%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     13,251   14.46     191,662      0.00%       1.40%     16.87%
1 Fidelity VIP Asset Manager Portfolio - Initial Class           37,673   15.68     590,866      3.24%       1.40%      4.00%
1 Fidelity VIP Contrafund Portfolio - Initial Class              41,529   16.39     680,478      0.36%       1.40%     13.87%
1 Fidelity VIP Growth Portfolio - Initial Class                 101,649   14.99   1,524,042      0.28%       1.40%      1.94%
1 Fidelity VIP High Income Portfolio - Initial Class             10,005   11.47     114,747     10.94%       1.40%      8.07%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   25,097   16.10     403,954      4.45%       1.40%      3.00%
1 Fidelity VIP Money Market Portfolio - Initial Class           111,675   12.34   1,377,922      1.16%       1.40%     -0.20%
1 Fidelity VIP Overseas Portfolio - Initial Class                 5,513   14.23      78,463      1.09%       1.40%     12.06%
1 Merrill Lynch Basic Value V.I. Fund - Class I                   5,838   16.95      98,937      1.12%       1.40%      9.53%
1 Merrill Lynch Core Bond V.I. Fund - Class I                     5,285   13.49      71,304      3.58%       1.40%      3.06%
1 Merrill Lynch Global Allocation V.I. Fund - Class I             4,461   13.95      62,240      3.07%       1.40%     12.79%
1 Merrill Lynch Global Growth V.I. Fund - Class I                 1,631    8.81      14,366      1.58%       1.40%     13.62%
1 Merrill Lynch High Current Income V.I. Fund - Class I           3,521   12.57      44,247      7.65%       1.40%     10.27%
1 Merrill Lynch International Value V.I. Fund - Class I           2,028   14.05      28,488      2.44%       1.40%     20.83%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                1,313   14.86      19,515      0.86%       1.40%     15.17%
1 UBS U.S. Allocation Portfolio *                                12,895   15.27     196,870      0.93%       1.40%      9.14%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class         5,736   11.94      68,466      0.51%       1.40%     24.14%
1 Van Eck Worldwide Hard Assets Fund - Initial Class              1,915   13.80      26,434      0.29%       1.40%     22.26%
6 Vanguard LifeStrategy Income Fund                               4,605   10.89      50,151      2.19%       0.52%      5.46%
6 Vanguard VIF Balanced Portfolio                                 9,626   11.98     115,360      0.00%       0.52%     10.71%
6 Vanguard VIF Capital Growth Portfolio                           2,118   12.64      26,761      0.00%       0.52%     17.02%
6 Vanguard VIF Diversified Value Portfolio                        3,031   13.50      40,909      0.00%       0.52%     19.84%
6 Vanguard VIF Equity Income Portfolio                            2,132   12.63      26,925      0.00%       0.52%     12.73%
6 Vanguard VIF Equity Index Portfolio                             2,169   12.02      26,074      0.00%       0.52%     10.23%
6 Vanguard VIF Growth Portfolio                                   3,245   11.41      37,010      0.00%       0.52%      6.70%
6 Vanguard VIF High Yield Bond Portfolio                          2,272   11.31      25,700      0.00%       0.52%      7.96%
6 Vanguard VIF International Portfolio                            4,459   13.34      59,473      0.00%       0.52%     18.80%
6 Vanguard VIF Mid-Cap Index Portfolio                            4,226   13.23      55,921      0.00%       0.52%     19.69%
6 Vanguard VIF Money Market Portfolio                             1,140   10.09      11,500      7.25%       0.52%      0.78%
6 Vanguard VIF REIT Index Portfolio                               4,816   14.32      68,951      0.00%       0.52%     29.84%
6 Vanguard VIF Short-Term Investment-Grade Portfolio *              543   10.22       5,550      0.00%       0.52%      1.54%
6 Vanguard VIF Small Company Growth Portfolio                     5,345   12.20      65,236      0.00%       0.52%     14.70%
6 Vanguard VIF Total Bond Market Index Portfolio                  4,732   10.51      49,758      0.00%       0.52%      3.66%
6 Vanguard VIF Total Stock Market Index Portfolio                14,608   12.22     178,524      0.00%       0.52%     11.96%

                                     VA A-46

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2003 are as follows:

                                                                                                   Investment
                                                                               Unit                  Income     Expense     Total
Sub-accounts                                                          Units    Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
1 AIM V.I. Capital Appreciation Fund - Series I                       37,782  $10.21  $   385,870     0.00%      1.40%      27.66%
1 AIM V.I. International Growth Fund - Series I                       17,059   10.19      173,784     0.55%      1.40%      27.34%
1 AllianceBernstein Americas Government Income Portfolio - Class A   278,622   19.30    5,376,615     4.64%      1.40%       5.85%
1 AllianceBernstein Global Bond Portfolio - Class A                  118,788   16.75    1,989,510     6.82%      1.40%      11.66%
1 AllianceBernstein Global Bond Portfolio - Class A                    1,207   12.98       15,669     5.63%      1.40%      11.69%
1 AllianceBernstein Global Dollar Government Portfolio - Class A     123,889   28.50    3,530,334     4.79%      1.40%      31.56%
1 AllianceBernstein Growth and Income Portfolio - Class A            951,285   35.23   33,517,329     1.04%      1.40%      30.64%
1 AllianceBernstein Growth and Income Portfolio - Class A             49,218   22.27    1,096,015     1.12%      1.40%      30.68%
2 AllianceBernstein Growth and Income Portfolio - Class A                 81   35.12        2,832     1.05%      1.45%      30.61%
3 AllianceBernstein Growth and Income Portfolio - Class A              8,557   35.67      305,231     1.02%      1.25%      30.86%
4 AllianceBernstein Growth and Income Portfolio - Class B            242,311   34.84    8,442,836     0.79%      1.40%      30.35%
1 AllianceBernstein Growth Portfolio - Class A                       745,640   22.18   16,538,969     0.00%      1.40%      33.22%
1 AllianceBernstein Growth Portfolio - Class A                        44,816   14.17      634,820     0.00%      1.40%      33.13%
2 AllianceBernstein Growth Portfolio - Class A                            78   22.11        1,734     0.00%      1.45%      33.11%
3 AllianceBernstein Growth Portfolio - Class A                         1,048   22.46       23,526     0.00%      1.25%      33.35%
4 AllianceBernstein Growth Portfolio - Class B                       134,653   21.92    2,951,073     0.00%      1.40%      32.83%
1 AllianceBernstein High Yield Portfolio - Class A                   350,634   10.31    3,615,065     4.85%      1.40%      20.73%
1 AllianceBernstein International Portfolio - Class A                382,399   13.31    5,090,678     0.13%      1.40%      29.75%
3 AllianceBernstein International Portfolio - Class A                  2,226   13.48       30,001     0.13%      1.25%      29.97%
1 AllianceBernstein International Value Portfolio - Class A          102,117   13.02    1,329,486     0.33%      1.40%      42.29%
1 AllianceBernstein Money Market Portfolio - Class A                 440,657   12.83    5,652,619     0.49%      1.40%      -0.87%
3 AllianceBernstein Money Market Portfolio - Class A                     948   12.99       12,317     0.54%      1.25%      -0.75%
4 AllianceBernstein Money Market Portfolio - Class B                 325,706   12.69    4,131,664     0.36%      1.40%      -1.13%
1 AllianceBernstein Premier Growth Portfolio - Class A               948,112   25.97   24,625,973     0.00%      1.40%      21.94%
1 AllianceBernstein Premier Growth Portfolio - Class A                17,973   11.17      200,784     0.00%      1.40%      21.96%
2 AllianceBernstein Premier Growth Portfolio - Class A                    74   25.89        1,923     0.00%      1.45%      21.89%
3 AllianceBernstein Premier Growth Portfolio - Class A                 4,757   26.30      125,094     0.00%      1.25%      22.14%
4 AllianceBernstein Premier Growth Portfolio - Class B               604,989    6.40    3,870,495     0.00%      1.40%      21.63%
1 AllianceBernstein Real Estate Investment Portfolio - Class A       212,179   17.24    3,657,170     2.63%      1.40%      37.34%
3 AllianceBernstein Real Estate Investment Portfolio - Class A         2,611   17.42       45,470     2.60%      1.25%      37.58%
1 AllianceBernstein Small Cap Growth Portfolio - Class A             541,675   10.59    5,737,987     0.00%      1.40%      46.92%
1 AllianceBernstein Small Cap Growth Portfolio - Class A               8,794   10.32       90,724     0.00%      1.40%      46.75%
1 AllianceBernstein Small Cap Value Portfolio - Class A              273,205   14.27    3,898,966     0.52%      1.40%      39.37%
1 AllianceBernstein Technology Portfolio - Class A                   958,318   14.92   14,295,737     0.00%      1.40%      42.07%
1 AllianceBernstein Technology Portfolio - Class A                    29,282   13.42      392,955     0.00%      1.40%      42.01%
2 AllianceBernstein Technology Portfolio - Class A                        85   14.87        1,266     0.00%      1.45%      42.02%
3 AllianceBernstein Technology Portfolio - Class A                        56   14.31          799     0.00%      1.25%      42.29%
4 AllianceBernstein Technology Portfolio - Class B                   318,966    5.80    1,851,403     0.00%      1.40%      41.92%
1 AllianceBernstein Total Return Portfolio - Class A                 571,207   22.66   12,942,571     2.65%      1.40%      17.40%
1 AllianceBernstein Total Return Portfolio - Class A                  13,924   11.21      156,117     2.42%      1.40%      17.40%
2 AllianceBernstein Total Return Portfolio - Class A                     126   22.59        2,845     2.62%      1.45%      17.33%
3 AllianceBernstein Total Return Portfolio - Class A                   2,260   17.86       40,360     2.60%      1.25%      17.58%
1 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class A                                                         726,253   16.06   11,661,155     3.07%      1.40%       2.47%
3 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class A                                                           1,933   16.26       31,425     2.94%      1.25%       2.63%

                                     VA A-47

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2003 are as follows:

                                                                                                  Investment
                                                                               Unit                 Income     Expense     Total
Sub-accounts                                                          Units    Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
4 AllianceBernstein U.S. Government/High Grade Securities Portfolio
   - Class B                                                          11,538  $15.87  $  183,147     3.05%      1.40%       2.15%
1 AllianceBernstein Utility Income Portfolio - Class A               214,286   16.84   3,608,026     3.10%      1.40%      18.24%
3 AllianceBernstein Utility Income Portfolio - Class A                    89   16.35       1,463     3.14%      1.25%      18.37%
4 AllianceBernstein Value Portfolio - Class B                        405,118   10.85   4,394,595     0.66%      1.40%      26.73%
1 AllianceBernstein Worldwide Privatization Portfolio - Class A      220,767   19.90   4,392,970     1.06%      1.40%      41.43%
5 Delaware VIP Balanced Series - Standard Class                        5,911   27.47     162,358     3.62%      1.25%      17.74%
5 Delaware VIP Capital Reserves Series - Standard Class               10,466   21.85     228,650     4.00%      1.25%       3.30%
5 Delaware VIP Cash Reserve Series - Standard Class                   35,815   16.32     584,486     0.57%      1.25%      -0.67%
5 Delaware VIP Growth Opportunities Series - Standard Class           22,062   27.87     614,921     0.00%      1.25%      39.29%
5 Delaware VIP High Yield Series - Standard Class                      2,416   21.51      51,971     9.28%      1.25%      27.13%
5 Delaware VIP Value Series - Standard Class                          50,185   32.43   1,627,374     2.33%      1.25%      26.72%
1 Dreyfus Stock Index Fund, Inc. - Initial Shares                    112,272   16.59   1,862,520     1.44%      1.40%      26.54%
1 Dreyfus VIF Small Company Stock Portfolio - Initial Shares          20,207   12.38     250,081     0.11%      1.40%      40.95%
1 Fidelity VIP Asset Manager Portfolio - Initial Class                52,494   15.08     791,642     3.59%      1.40%      16.36%
1 Fidelity VIP Contrafund Portfolio - Initial Class                   51,731   14.39     744,387     0.44%      1.40%      26.67%
1 Fidelity VIP Growth Portfolio - Initial Class                      134,139   14.71   1,972,868     0.28%      1.40%      30.97%
1 Fidelity VIP High Income Portfolio - Initial Class                  22,070   10.61     234,209     7.30%      1.40%      25.44%
1 Fidelity VIP Investment Grade Bond Portfolio - Initial Class        38,782   15.63     606,031     4.18%      1.40%       3.76%
1 Fidelity VIP Money Market Portfolio - Initial Class                134,114   12.36   1,658,063     0.99%      1.40%      -0.38%
1 Fidelity VIP Overseas Portfolio - Initial Class                      5,640   12.70      71,638     0.90%      1.40%      41.44%
1 Mercury HW International VIP Portfolio                                  --   10.53          --     0.21%      1.40%      27.01%
1 Merrill Lynch Basic Value V.I. Fund - Class I                        5,844   15.47      90,423     1.18%      1.40%      31.36%
1 Merrill Lynch Core Bond V.I. Fund - Class I                          5,400   13.09      70,702     3.85%      1.40%       3.33%
1 Merrill Lynch Developing Capital Markets V.I. Fund - Class I            --    9.63          --     4.97%      1.40%      39.03%
1 Merrill Lynch Global Allocation V.I. Fund - Class I                  4,466   12.37      55,237     3.26%      1.40%      32.86%
1 Merrill Lynch Global Growth V.I. Fund - Class I                      1,632    7.75      12,657     1.16%      1.40%      31.63%
1 Merrill Lynch High Current Income V.I. Fund - Class I                3,525   11.40      40,167     8.92%      1.40%      26.33%
1 Merrill Lynch International Value V.I. Fund - Class I                2,030   11.63      23,605     2.78%      1.40%      10.43%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I                     1,315   12.90      16,962     0.45%      1.40%      29.67%
1 UBS U.S. Allocation Portfolio                                       14,169   13.99     198,214     1.18%      1.40%      25.80%
1 Van Eck Worldwide Emerging Markets Fund - Initial Class              5,701    9.62      54,822     0.08%      1.40%      52.15%
1 Van Eck Worldwide Hard Assets Fund - Initial Class                   1,328   11.29      14,995     0.41%      1.40%      43.10%

Footnotes

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3    Profile product.

4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5    Variable Annuity product.

6    Vanguard SPIA product.

                                     VA A-48

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invest.

(b) These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2007, 2006, 2005, 2004 and 2003, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*    Fund name changes.

     2004

     . Effective April 29, 2004, UBS Series Trust Tactical Allocation Portfolio changed its name to UBS U.S. Allocation Portfolio.

     . Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.

     . Effective July 30, 2004, Delaware VIP Large Cap Value Series - Standard class changed its name to Delaware VIP Value Series - Standard class.

     . Effective August 19, 2004, Vanguard VIF Short-Term Corporate Portfolio changed its name to Vanguard VIF Short-Term Investment-Grade Portfolio.

     2005

     . Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

     . Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A and AllianceBernstein Premier Growth Portfolio - Class B changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A and AllianceBernstein Large Cap Growth Portfolio - Class B, respectively.

     . Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio - Class A changed its name to AllianceBernstein Small/Mid Cap Value Portfolio - Class A.

     . Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A and AllianceBernstein Technology Portfolio - Class B changed its name to AllianceBernstein Global Technology Portfolio - Class A and AllianceBernstein Global Technology Portfolio - Class B, respectively.

     2006

     .    Effective February 1, 2006, AllianceBernstein International Portfolio
          - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

     . Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

     . Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

     . Effective October 2, 2006, Mercury funds changed their names to Black Rock funds.

     . Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

     . Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

     2007

     . Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

                                     VA A-49

                     AMERICAN INTERNATIONAL LIFE ASSURANCE
                              COMPANY OF NEW YORK
                   (an indirect, wholly-owned subsidiary of
                      American International Group, Inc.)







                             FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American International Life Assurance Company of New York:

In our opinion, the accompanying balance sheet and the related statements of income, of shareholder's equity, of cash flows and of comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2008

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEET
                                (in thousands)

                                                      December 31, December 31,
                                                          2007         2006
                                                      ------------ ------------
Assets
Investments:
   Fixed maturities available for sale, at fair
     value                                             $6,263,758  $ 7,148,551
     (cost: 2007 - $6,094,040; 2006 - $6,883,571)
   Equity securities available for sale, at fair
     value                                                  9,860        2,017
     (cost: 2007 - $9,268; 2006 - $2,451)
   Mortgage loans on real estate                          435,408      453,644
   Policy loans                                             9,516       10,729
   Investment real estate                                  24,823       26,345
   Other invested assets                                   63,841       35,279
   Short-term investments                                  90,467       17,784
   Securities lending collateral                        2,335,746    1,924,823
                                                       ----------  -----------
   Total investments                                    9,233,419    9,619,172

Cash and cash equivalents                                  10,422            -
Accrued investment income                                  91,970      104,286
Reinsurance assets                                         24,382       28,838
Deferred acquisition costs                                 61,735       71,751
Premiums and insurance balances receivable                    301        5,374
Income taxes receivable                                    34,096            -
Amounts due from related parties                           51,218       59,743
Other assets                                               19,352        8,956
Assets held in separate accounts                          149,920      178,537
                                                       ----------  -----------
   Total assets                                        $9,676,815  $10,076,657
                                                       ==========  ===========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           BALANCE SHEET (Continued)
                      (in thousands except share amounts)

                                                      December 31, December 31,
                                                          2007         2006
                                                      ------------ ------------
Liabilities
Policyholders' contract deposits                       $2,868,949  $ 3,932,731
Future policy benefits for life and accident and
  health insurance contracts                            3,161,403    2,854,862
Reserve for unearned premiums                               7,558        6,793
Policy claims and benefits payable                         21,051       19,846
Other policyholders' fund                                  13,937        9,160
Income taxes payable                                            -       14,863
Derivative liabilities, at fair value                      24,850       18,024
Amounts due to related parties                             24,678       72,054
Other liabilities                                          38,437       34,092
Liabilities related to separate accounts                  149,920      178,537
Securities lending payable                              2,541,319    1,924,823
                                                       ----------  -----------
   Total liabilities                                    8,852,102    9,065,785

Shareholder's equity
Common stock, $200 par value; 16,125 shares
  authorized, issued and outstanding                        3,225        3,225
Additional paid-in capital                                244,198      238,025
Accumulated other comprehensive income (loss)              (1,727)     150,904
Retained earnings                                         579,017      618,718
                                                       ----------  -----------
   Total shareholder's equity                             824,713    1,010,872
                                                       ----------  -----------
Total liabilities and shareholder's equity             $9,676,815  $10,076,657
                                                       ==========  ===========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENT OF INCOME
                                (in thousands)

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
Revenues:
   Premiums and other considerations              $374,489  $309,220  $261,527
   Net investment income                           513,024   524,457   582,704
   Net realized investment losses                  (78,875)  (35,808)   (8,689)
   Other revenue                                    11,768    13,154    14,143
                                                  --------  --------  --------
       Total revenues                              820,406   811,023   849,685

Benefits and expenses:
   Policyholders' benefits                         534,418   406,661   364,699
   Interest credited on policyholder
     contract deposits                             126,439   220,895   190,506
   Insurance acquisition and other operating
     expenses                                       74,799    75,928    59,130
                                                  --------  --------  --------
       Total benefits and expenses                 735,656   703,484   614,335
                                                  --------  --------  --------
Income before income taxes                          84,750   107,539   235,350

Income taxes:
   Current                                          19,380    23,167    58,779
   Deferred                                          5,071    11,054    24,289
                                                  --------  --------  --------
       Total income tax expense                     24,451    34,221    83,068
                                                  --------  --------  --------
Net income                                        $ 60,299  $ 73,318  $152,282
                                                  ========  ========  ========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                (in thousands)

                                                   Years ended December 31,
                                              ---------------------------------
                                                 2007       2006        2005
                                              ---------  ----------  ----------
Common stock
Balance at beginning and end of year          $   3,225  $    3,225  $    3,225
Additional paid-in capital
Balance at beginning of year                    238,025     238,025     238,025
   Capital contribution from AIG                  6,173           -           -
                                              ---------  ----------  ----------
Balance at end of year                          244,198     238,025     238,025
                                              ---------  ----------  ----------
Accumulated other comprehensive income (loss)
Balance at beginning of year                    150,904     216,751     307,204
   Other comprehensive loss                    (152,631)    (65,847)    (90,453)
                                              ---------  ----------  ----------
Balance at end of year                           (1,727)    150,904     216,751
                                              ---------  ----------  ----------
Retained earnings
Balance at beginning of year                    618,718     607,400     505,118
   Net income                                    60,299      73,318     152,282
   Dividends to shareholders                   (100,000)    (62,000)    (50,000)
                                              ---------  ----------  ----------
Balance at end of year                          579,017     618,718     607,400
                                              ---------  ----------  ----------
Total shareholder's equity                    $ 824,713  $1,010,872  $1,065,401
                                              =========  ==========  ==========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENT OF CASH FLOWS
                                (in thousands)

                                                Years ended December 31,
                                          -----------------------------------
                                             2007        2006         2005
                                          ---------  -----------  -----------
Cash flows from operating activities:
   Net income                             $  60,299  $    73,318  $   152,282
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
Change in insurance reserves                308,511      146,732       81,792
Interest credited to policyholder
  contracts                                 126,439      220,895      190,506
Realized capital losses                      78,875       35,808        8,689
Amortization of premiums and discounts
  on securities                             (16,015)      (7,156)     (19,584)
Change in:
   Other policyholders' contracts           (21,738)       1,347       (1,152)
   Reinsurance assets                         4,456        5,449       12,687
   Deferred acquisition costs                41,723       36,229       31,209
   Investment income due and accrued         12,316        7,510        7,251
   Income taxes -- net                       33,859       (6,291)      27,150
   Reserves for commissions, expense and
     taxes                                      200        1,792         (271)
   Other assets and liabilities -- net       40,200        7,436      (65,003)
                                          ---------  -----------  -----------
Net cash provided by operating activities   669,125      523,069      425,556
                                          ---------  -----------  -----------
Cash flows from investing activities:
   Sale of fixed maturities                 969,015    1,366,570    1,695,162
   Redemptions and maturities of fixed
     maturities                             493,867      471,794      569,924
   Purchase of fixed maturities            (699,699)  (1,311,524)  (2,181,966)
   Sale of equity securities                  1,579       29,859        6,584
   Purchase of equity securities             (8,000)     (24,701)     (11,374)
   Sale of real estate                       13,483        4,898            -
   Purchase of real estate                   (2,753)      (1,403)      (3,388)
   Repayments of mortgage loans              51,482       17,382       68,581
   Mortgage loans funded                    (66,864)    (112,313)     (74,243)
   Repayments of policy loans                 3,332            -            -
   Policy loans funded                       (2,118)         609          (80)
   Change in short-term investments         (72,682)       8,374      (11,001)
   Sales or distributions of other
     long-term investments                   40,747        7,425       48,036
   Purchase of other long-term
     investments                            (41,956)     (15,668)      (1,497)
   Change in securities lending
     collateral                            (703,235)    (678,184)    (272,108)
   Other -- net                             (27,925)     (11,353)     (37,890)
                                          ---------  -----------  -----------
Net cash used in investing activities       (51,727)    (248,235)    (205,260)
                                          ---------  -----------  -----------

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                      STATEMENT OF CASH FLOWS (Continued)
                                (in thousands)

                                                 Years ended December 31,
                                           -----------------------------------
                                               2007         2006        2005
                                           -----------  -----------  ---------
Cash flows from financing activities:
   Deposits on policyholder contracts      $    74,899  $   139,961  $  72,328
   Withdrawals on policyholder contracts    (1,238,605)  (1,011,796)  (582,700)
   Change in securities lending payable        650,557      650,389    346,406
   Capital contribution from AIG                 6,173            -          -
   Dividends to shareholders                  (100,000)     (62,000)   (50,000)
                                           -----------  -----------  ---------
Net cash used in financing activities         (606,976)    (283,446)  (213,966)
                                           -----------  -----------  ---------
Increase (decrease) in cash and cash
  equivalents                                   10,422       (8,612)     6,330
Cash and cash equivalents at beginning of
  year                                               -        8,612      2,282
                                           -----------  -----------  ---------
Cash and cash equivalents at end of year   $    10,422  $         -  $   8,612
                                           ===========  ===========  =========
Supplemental Cash Flow Information
   Income taxes (received) paid            $   (10,418) $    44,694  $  54,200
                                           ===========  ===========  =========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENT OF COMPREHENSIVE INCOME
                                (in thousands)

                                                   Years ended December 31,
                                               -------------------------------
                                                  2007       2006       2005
                                               ---------  ---------  ---------
Net income                                     $  60,299  $  73,318  $ 152,282
Other comprehensive income (loss)
Net unrealized losses on invested assets        (347,260)  (152,613)  (197,521)
Deferred income tax benefit on above change      122,140     48,177     69,213
Reclassification adjustment for net realized
  losses in net income                            80,111     34,273      6,329
Deferred income tax expense on above change      (28,177)   (10,819)    (2,218)
Adjustment to deferred acquisition costs          31,707     22,117     51,946
Deferred income tax expense on above change      (11,152)    (6,982)   (18,202)
                                               ---------  ---------  ---------
Other comprehensive loss                        (152,631)   (65,847)   (90,453)
                                               ---------  ---------  ---------
Comprehensive (loss) income                    $ (92,332) $   7,471  $  61,829
                                               =========  =========  =========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

   American International Life Assurance Company of New York (the "Company"), is a wholly-owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in New York, has been doing business since 1962 as a provider of individual and group life insurance, fixed annuities, immediate annuities, variable products, terminal funding annuities, and structured settlement contracts. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

   Prior to December 18, 2007, 78% of the outstanding stock of the Company was held by AIG. The remaining 22% of the Company's outstanding common stock was held by another AIG subsidiary, American Home Assurance ("AHAC"), which is domiciled in New York. Effective December 18, 2007, the shares of the Company owned by AHAC were sold to AIG and on December 31, 2007, 100% of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to AGC Life Insurance Company, which is domiciled in Missouri. As a result of these transactions, 100% of the Company's outstanding common stock is owned by AGC Life Insurance Company as of December 31, 2007.

2. Summary of Significant Accounting Policies

    a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments.

       The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility with the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable assets held in separate accounts.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies -(continued):

    a) Basis of Presentation - (continued):

       During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company. Certain prior period items have been reclassified to conform to the current period's presentation.

    b) Statutory Accounting: The Company is required to file financial statements with various state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2007. Statutory net income and capital and surplus of the Company are as follows (in thousands):

                                            2007     2006     2005
                                          -------- -------- --------
            Statutory net income          $ 78,313 $ 62,079 $155,182
            Statutory capital and surplus $552,637 $606,126 $625,836

       The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost.

       In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

    d) Investments:

       (i)Cash and Short-Term Investments

          Cash and short-term investments include interest bearing and non-interest bearing cash accounts, commercial paper and money market investments. All short-term investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents.

      (ii)Fixed Maturity and Equity Securities

          Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2007 and 2006. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

          Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

          Fixed maturity and equity securities classified as trading securities are carried at fair value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

          The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary impairment ("OTTI") and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

      (ii)Fixed Maturity and Equity Securities - (continued)

          In general, a security is considered a candidate for impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
             (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investments, irrespective of the occurrence of one of the foregoing events.

          The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary.

          Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

          At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

          In periods subsequent to the recognition of an OTTI loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows. Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

     (iii)Mortgage Loans

          Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

          Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2007 and 2006.

          Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

      (iv)Policy Loans

          Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

       (v)Real Estate

          Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

      (vi)Other invested assets

          Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are carried at net asset value and the change in net asset value is recorded in net investment income.

          Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

     (vii)Securities lending collateral and securities lending payable

          The Company lends securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral obtained is at a minimum of 102 percent of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company (restricted).

          The collateral is reinvested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholder's equity. Securities lending collateral investments are subject to review for OTTI using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the statement of income.

          The fair values of securities subject to securities lending agreements were $2,488.9 million and $1,881.3 million as of December 31, 2007 and 2006, respectively, which represents securities included in bonds, notes and redeemable preferred stocks available for sale in the balance sheet at the respective balance sheet dates.

          Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    d) Investments - (continued):

      (viii)Dollar roll agreements

            Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

            At December 31, 2007 and 2006, the Company had no dollar roll agreements outstanding.

       (ix) Derivatives

            The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value.

            Financial Accounting Standard No. 133 - "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that third-party derivatives used for hedging must be specifically matched with the underlying exposures to an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

    e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. The Company reviews for recoverability the carrying amount of DAC at least annually.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    e) Deferred Acquisition Costs - (continued):

       Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense in the period such determination is made.

       With respect to the Company's variable universal life and variable annuity contracts, the assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

       For the years ended December 31, 2006 and 2005, DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income. In 2007, management changed its policy for allocating realized and unrealized losses to DAC and no longer adjusts for unrealized gains and losses.

    f) Income Taxes: Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense. A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

       Premiums for traditional, whole and term life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

       For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

       Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

    h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

    i) Separate Accounts: Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain policies. Each separate account has specific investment objectives, and the assets are carried at fair value. The assets of each separate account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statement of income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or
       (2) a guaranteed minimum death benefit ("GMDB") that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

       The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the statements of income.

       The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

    k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

       Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    l) Recent Issued Accounting Standards:

       In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Standard No. 97, " Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investment" ("FAS 97"). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       In February 2006, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FAS 140 and FAS 133" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The implementation of FAS 155 is not material to the Company's financial condition or results of operations.

       In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement
       No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on recognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       In July 2006, the FASB issued FASB Staff Position No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted FSP 13-2 on January 1, 2007. The implementation of FSP 13-2 is not material to the Company's financial condition or results of operations.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    m) Future Application of Accounting Standards:

       In September 2006, the FASB issued Financial Accounting Standard
       No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issues Task Force 02-3 ("EITF 02-3") that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

       The Company adopted FAS 157 on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

       In February 2007, the FASB issued Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

       In June 2007, the AICPA issued SOP No. 07-1 ("SOP 07-1"), "Clarification of the Scope of the Audit and Accounting Guide 'Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies." SOP 07-1 amends the guidance for whether an entity may apply the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide). In February 2008, the FASB issued an FSP indefinitely deferring the effective date of SOP 07-1.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. Summary of Significant Accounting Policies - (continued):

    m) Future Application of Accounting Standards - (continued):

       In December 2007, the FASB issued Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. FAS 141(R) is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141(R) will have on its financial condition or results of operations.

       In December 2007, the FASB issued Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51" ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned subsidiaries to be classified in the balance sheet as a separate component of shareholders' equity. FAS 160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of net income with disclosure of the attribution of net income to the controlling and noncontrolling interests on the face of the statement of income.

       FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company is currently evaluating the effect FAS 160 will have on its financial condition or results of operations.

       In March 2008, the FASB issued Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments

    a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                             Years ended December 31,
                                           ----------------------------
                                             2007      2006      2005
                                           --------  --------  --------
       Fixed maturities                    $451,728  $482,386  $518,011
       Equity securities                        669       600       152
       Mortgage loans                        31,597    25,222    23,521
       Policy loans                             771       768       824
       Cash and short-term investments        2,453     1,934     1,946
       Investment real estate                (2,682)    1,206    (1,348)
       Other invested assets                 32,525    15,418    43,174
                                           --------  --------  --------
          Total investment income           517,061   527,534   586,280
          Investment expenses                (4,037)   (3,077)   (3,576)
                                           --------  --------  --------
       Net investment income               $513,024  $524,457  $582,704
                                           ========  ========  ========

    b) Realized Investment Gains (Losses): The net realized capital gains (losses) of investments for 2007, 2006 and 2005 are summarized below (in thousands):

                                             Years ended December 31,
                                           ----------------------------
                                             2007      2006      2005
                                           --------  --------  --------
       Fixed Maturities
          Realized gains                   $ 11,099  $ 17,140  $ 24,873
          Realized losses                   (19,942)  (26,115)  (18,286)
       Equity Securities
          Realized gains                        397     1,288         -
          Realized losses                         -      (176)     (139)
       Derivatives
          Realized gains                          -         -         -
          Realized losses                    (8,659)   (1,313)     (890)
       Other than temporary impairments
          Realized gains                          -         -         -
          Realized losses                     8,242     1,485    (1,159)
       Securities Lending
          Realized losses                   (38,349)        -         -
       Impairment writedowns                (31,663)  (28,117)  (13,088)
                                           --------  --------  --------
       Total net realized investment
         (losses) before taxes             $(78,875) $(35,808) $ (8,689)
                                           ========  ========  ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    c) Unrealized Investment Gains (Losses) on Fixed Maturities and Equity
       Securities: Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31, 2007, 2006, and 2005 are as follows (in thousands):

                                       Years ended December 31,
                                    ------------------------------
                                       2007           2006       2005
                                    ---------       --------  ---------
       Gross unrealized gains       $ 287,817       $332,889  $ 445,917
       Gross unrealized losses       (117,507)       (68,343)   (63,085)
       Deferred policy acquisition
         costs                             -         (31,707)   (53,824)
       Other invested assets              431            (54)         -
       Securities lending
         collateral                  (173,398)             -          -
       Deferred income tax expense        930        (81,881)  (112,257)
                                    ---------       --------  ---------
       Net unrealized (losses)
         gains on securities        $  (1,727)      $150,904  $ 216,751
                                    =========       ========  =========

       The following table summarizes the gross unrealized losses and fair value on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006 are as follows (in thousands):

                                      12 months or less   Greater than 12 months         Total
                                    --------------------- ---------------------  ---------------------
                                               Unrealized             Unrealized            Unrealized
                                    Fair Value    Loss    Fair Value     Loss    Fair Value    Loss
                                    ---------- ---------- ----------  ---------- ---------- ----------
At December 31, 2007
U.S. Government and government
  agencies                          $        -  $      -   $      -    $     -   $        -  $      -
States, municipalities and
  political subdivisions                     -         -          -          -            -         -
Mortgage backed securities             285,143    18,662    325,377     20,801      610,520    39,463
All other corporate                    913,435    34,917    667,019     43,025    1,580,454    77,942
Equity securities                          653       102          -          -          653       102
                                    ----------  --------   --------    -------   ----------  --------
   Total                            $1,199,231  $ 53,681   $992,396    $63,826   $2,191,627  $117,507
                                    ==========  ========   ========    =======   ==========  ========
Securities lending collateral       $1,733,303  $157,625   $148,992    $15,929   $1,882,295  $173,554
                                    ==========  ========   ========    =======   ==========  ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    c) Unrealized Investment Gains (Losses) on Fixed Maturities and Equity Securities - (continued):

                             12 months or less   Greater than 12 months         Total
                           --------------------- ---------------------  ---------------------
                                      Unrealized             Unrealized            Unrealized
                           Fair Value    Loss    Fair Value     Loss    Fair Value    Loss
                           ---------- ---------- ----------  ---------- ---------- ----------
At December 31, 2006
U.S. Government and
  government agencies      $    1,654  $    17   $        -   $     -   $    1,654  $    17
States, municipalities and
  political subdivisions        6,910       90        4,690       310       11,600      400
Mortgage backed securities    175,621    3,331      287,958    11,508      463,579   14,839
All other corporate           866,334   16,491      797,801    36,115    1,664,135   52,606
Equity securities                 701      481            -         -          701      481
                           ----------  -------   ----------   -------   ----------  -------
   Total                   $1,051,220  $20,410   $1,090,449   $47,933   $2,141,669  $68,343
                           ==========  =======   ==========   =======   ==========  =======

       As of December 31, 2007, the Company held 543 bonds and no stock investments that were in an unrealized loss position, of which 191 individual bonds were in an unrealized loss position continuously for more 12 than months.

       The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an OTTI and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007 and 2006, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    d) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities:
       The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2007 and 2006 are as follows (in thousands):

                                                                        2007
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized   Fair
                                                       Cost       Gains      Losses     Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Government and government agencies and
     authorities                                     $   46,411  $ 12,802   $      -  $   59,213
   Foreign Governments                                   41,481     7,179          -      48,660
   States, municipalities and political subdivision       5,900        18          -       5,918
   Mortgage-backed securities                         1,099,707    16,415     39,463   1,076,659
   All other corporate                                4,900,541   250,709     77,942   5,073,308
                                                     ----------  --------   --------  ----------
Total fixed maturities                               $6,094,040  $287,123   $117,405  $6,263,758
                                                     ==========  ========   ========  ==========
Equity securities                                    $    9,268  $    694   $    102  $    9,860
                                                     ==========  ========   ========  ==========
Securities lending collateral                        $2,509,144  $    156   $173,554  $2,335,746
                                                     ==========  ========   ========  ==========

                                                                        2006
                                                     -------------------------------------------
                                                                  Gross      Gross
                                                     Amortized  Unrealized Unrealized   Fair
                                                       Cost       Gains      Losses     Value
                                                     ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Government and government agencies and
     authorities                                     $   44,514  $ 10,787   $     17  $   55,284
   Foreign Governments                                   47,212     8,136          -      55,348
   States, municipalities and political subdivision      12,000         -        400      11,600
   Mortgage-backed securities                         1,019,856    17,546     14,839   1,022,563
   All other corporate                                5,759,989   296,373     52,606   6,003,756
                                                     ----------  --------   --------  ----------
Total fixed maturities                               $6,883,571  $332,842   $ 67,862  $7,148,551
                                                     ==========  ========   ========  ==========
Equity securities                                    $    2,451  $     47   $    481  $    2,017
                                                     ==========  ========   ========  ==========
Securities lending collateral                        $1,924,823  $      -   $      -  $1,924,823
                                                     ==========  ========   ========  ==========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


3. Investments - (continued):

    d) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities
       - (continued):

       The amortized cost and fair value of fixed maturities available for sale at December 31, 2007, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized
                                                      Cost     Fair Value
                                                    ---------- ----------
       Fixed maturity securities, excluding
         mortgage-backed securities:
          Due in one year or less                   $  104,179 $  105,391
          Due in one year through 5 years              875,339    914,888
          Due after five years through ten years     1,250,357  1,266,766
          Due after ten years                        2,764,477  2,900,055
          Mortgage-backed securities                 1,099,688  1,076,658
                                                    ---------- ----------
       Total fixed maturity securities              $6,094,040 $6,263,758
                                                    ========== ==========

    e) Fixed Maturities Below Investment Grade: At December 31, 2007 and 2006, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $428.7 million and $520.5 million respectively, and an aggregate market value of $439.1 million and $546.9 million respectively.

    f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's statement of income.

    g) Investments Greater than 10% of Equity: CWBS, Inc market value of $137.2 million exceeded 10% of the Company's total shareholders' equity at December 31, 2007.

    h) Statutory Deposits: Securities with a carrying value of $5.9 million and $4.3 million were deposited by the Company under requirements of regulatory authorities as of December 31, 2007 and 2006, respectively.

    i) Mortgage Loans: At December 31, 2007, mortgage loans were collateralized by properties located in nine geographic regions, with loans totaling approximately 43% of the aggregate carrying value of the portfolio secured by properties located in the Mid-Atlantic region, 16% by properties located in the Pacific region, 12% by properties located in the North Central region, 15% in the South Atlantic region, and 3% in the New England region. No more than 6% of the portfolio was secured by properties in any other region. At December 31, 2007, the type of property collateralizing the mortgage loan portfolio was approximately 26% for office, 29% for residential, 17% for retail, 11% for hotel/motel, 9% for industrial, and 8% mobile homes.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. Deferred Acquisition Costs

   The following reflects the deferred policy acquisition costs which will be amortized against future income and the related current amortization charged to income (in thousands):

                                                 Years ended December 31,
                                               ----------------------------
                                                 2007      2006      2005
                                               --------  --------  --------
   Balance at beginning of year                $ 71,751  $ 85,862  $ 65,126
      Acquisition costs deferred                    264       609     1,216
      Amortization charged to income            (39,534)  (41,946)  (27,729)
      Effect of realized gains (losses)          (2,448)    5,109    (4,697)
      Effect of unrealized gains (losses)        31,702    22,117    51,946
                                               --------  --------  --------
   Balance at end of year                      $ 61,735  $ 71,751  $ 85,862
                                               ========  ========  ========

   The Company revises future DAC assumptions, referred to herein as an unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. In 2007, DAC amortization was decreased by $3.2 million due to unlocking of deferred annuities products primarily for interest and lapse assumptions.

5. Policyholder Contract Deposits and Future Policy Benefits

    a) The analysis of the policyholder contract deposit liabilities and future policy benefits at December 31, 2007 and 2006 are as follows (in thousands):

                                                      2007       2006
                                                   ---------- ----------
       Policyholder contract deposits:
          Annuities                                $2,595,082 $3,618,903
          Guaranteed investments contracts (GICs)      82,416    119,929
          Universal life                              109,352    111,114
          Corporate-owned life insurance               38,455     37,107
          Other investment contracts                   43,644     45,678
                                                   ---------- ----------
                                                   $2,868,949 $3,932,731
                                                   ========== ==========

                                                      2007       2006
                                                   ---------- ----------
       Future policy benefits:
          Ordinary life                            $   19,554 $   20,420
          Group life                                   36,229     31,666
          Life contingent annuities                 1,945,031  1,631,459
          Terminal funding                          1,131,198  1,137,432
          Accident and health                          29,391     33,885
                                                   ---------- ----------
                                                   $3,161,403 $2,854,862
                                                   ========== ==========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. Policyholder Contract Deposits and Future Policy Benefits - (continued):

    b) The liability for policyholder contract deposits has been established based on the following assumptions:

       (i)Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 6.2 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 0.0 to 6.0 percent grading to zero over a period of 0 to 7 years.

      (ii)Guaranteed investment contracts have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.0 percent to
          6.2 percent and maturities range from 2 to 6 years. The average maturity of these GICs is 2 years.

     (iii)Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2007 was 4.5 percent.

      (iv)The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to
          5.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 2.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

    c) The liability for future policy benefits has been established based upon the following assumptions:

       (i)Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.75 percent and grade to not less than
          1.0 percent.

      (ii)Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated
          5.1 percent.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


6. Reserves for Guaranteed Benefits

   Details concerning the Company's GMDB exposure as of December 31, 2007 and 2006 were as follows:

                                                    Return of Net Deposits
                                                    Plus a Minimum Return
                                                    (dollars in millions)
                                                        2007          2006
                                                  ------------  -----------
    Account value                                 $        139     $    172
    Net amount at risk /(a)/                                 4            6
    Average attained age of contract holders                68           64
    Range of GMDB increase rates /(b)/            0.00%-10.00%  0.00%-10.00%

  /(a)/Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
  /(b)/Reinsured with top rated carriers.

   The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the balance sheet:

                                                                  (in thousands)
                                                                  2007    2006
                                                                  ----    ----
   Balance at January 1                                           $100    $100
   Guaranteed benefits incurred                                     34      90
   Guaranteed benefits paid                                        (34)    (90)
                                                                   ----   ----
   Balance at December 31                                         $100    $100
                                                                   ====   ====

   The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10%.

    .  Volatility assumption was 16%.

    .  Mortality was assumed to be 87.5% of the 1983a table.

    . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

    .  The discount rate was 8%.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes

    a) Income tax assets/liabilities were as follows (in thousands):

                                                     Years ended
                                                    December 31,
                                                  ----------------
                                                   2007     2006
                                                  ------- --------
            Current taxes receivable              $29,592 $ 40,827
            Deferred tax asset (liability)          4,504  (55,690)
                                                  ------- --------
               Income taxes receivable (payable)  $34,096 $(14,863)
                                                  ======= ========

The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                                         Years ended
                                                                                        December 31,
                                                                                      ----------------
                                                                                       2007     2006
                                                                                      ------- --------
Deferred tax assets:
   Net unrealized losses on debt and equity and equity securities available for sale  $   930 $      -
   Policy reserves                                                                          -   16,175
   Basis differential of investments                                                   29,474   30,161
   State deferred tax benefits                                                             64        -
   Other                                                                                2,176        -
                                                                                      ------- --------
                                                                                      $32,644 $ 46,336
                                                                                      ------- --------
Deferred tax liabilities:
   Net unrealized gains on debt and equity and equity securities available for sale   $     - $ 81,881
   Deferred policy acquisition costs                                                    4,516   18,868
   Basis differential of investment                                                    10,113        -
   State deferred tax liabilities                                                           -      696
   Policy reserves                                                                     11,939        -
   Other                                                                                1,572      581
                                                                                      ------- --------
                                                                                      $28,140 $102,026
                                                                                      ------- --------
Net deferred tax asset (liability)                                                    $ 4,504 $(55,690)
                                                                                      ======= ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes - (continued):

    b) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences (in thousands):

                                               Years ended December 31,
                                              -------------------------
                                                2007     2006     2005
                                              -------  -------  -------
       Income tax expense at statutory
         percentage of GAAP pretax income     $29,663  $37,639  $82,373
       State income tax                             8    1,372      803
       Dividends received deduction              (217)    (187)    (131)
       Prior year correction                      (43)   1,021      (53)
       IRS audit settlements                   (4,960)  (5,633)       -
       Other                                        -        9       76
                                              -------  -------  -------
          Income tax expense                  $24,451  $34,221  $83,068
                                              =======  =======  =======

    c) A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

       Gross unrecognized tax benefits at December 31, 2006         $ 32
       Agreed audit adjustments with taxing authorities included
         in opening balance                                          (32)
       Increases in tax positions for prior years                      -
       Decreases in tax positions for prior years                      -
       Increases in tax positions for current years                    -
       Lapse in statute of limitations                                 -
       Settlements                                                     -
                                                                    ----
       Gross unrecognized tax benefits at December 31, 2007         $  -
                                                                    ====

    d) Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007 the Company had accrued $5.0 million and $0 million, respectively, for the payment of interest and penalties. For the year ended
       December 31, 2007, the Company recognized no movement for interest and penalties in the statement of income.

    e) The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examinations is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. Income Taxes - (continued):

    f) The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8. Commitments and Contingencies

   The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

   The Company had $49.8 million and $36.1 million of unfunded commitments for its investments in limited partnerships at December 31, 2007 and 2006, respectively.

   Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. Commitments and Contingencies - (continued)

   All states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operation and financial position.

9. Derivative Financial Instruments

    a) Use of Derivative Financial Instruments:

       The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

    b) Interest Rate and Currency Swap Agreements:

       Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

       Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases. Swap agreements generally have terms of two to ten years.

       The difference between amounts paid and received on swap agreements involved in qualifying hedging relationships is recorded on an accrual basis as an adjustment to realized gains/loss over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

       The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. Derivative Financial Instruments - (continued):

    b) Interest Rate and Currency Swap Agreements - (continued):

       Interest rate and currency swap agreements at December 31 were as follows (in thousands):

                                                       2007      2006
                                                     --------  --------
       Liability Swaps
       Currency swap agreements
       (received U.S dollars/pay Canadian dollars):
          Notional amounts (in U.S. dollars)         $ 29,000  $ 29,262
          Fair Value                                  (21,811)  (15,937)
       Currency swap agreements
       (received U.S dollars/pay Euros):
          Notional amounts (in U.S. dollars)            5,270     5,270
          Fair Value                                   (2,155)   (1,586)
       Currency swap agreements
       (received U.S dollars/pay Australian
         dollars):
          Notional amounts (in U.S. dollars)            5,000     5,000
          Fair Value                                     (884)     (501)

    c) Risks Inherent In the Use of Derivatives:

       Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

       Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Corp., the Company's affiliated investment advisor, and within the Company to prevent and detect such mismatches.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments

    a) Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                          2007
                                                -------------------------
                                                  Fair
                                                  Value    Carrying Value
                                                ---------- --------------
       Assets
       Fixed maturities                         $6,263,758   $6,263,758
       Equity securities                             9,860        9,860
       Mortgage and policy loans                   479,800      444,924
       Investment real estate                       24,823       24,823
       Other invested assets                        63,841       63,841
       Cash and short-term investments             100,889      100,889
       Assets related to separate accounts         149,920      149,920
       Security lending collateral               2,335,746    2,335,746

       Liabilities
       Investment contracts                     $2,594,004   $2,677,386
       Derivative liabilities                       24,850       24,850
       Liabilities related to separate accounts    149,920      149,920
       Securities lending payable                2,541,319    2,541,319

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments - (continued):

                                                            2006
                                                  -------------------------
                                                  Fair Value Carrying Value
                                                  ---------- --------------
    Assets
    Fixed maturities                              $7,148,551   $7,148,551
    Equity securities                                  2,017        2,017
    Mortgage and policy loans                        483,350      464,370
    Investment real estate                            26,345       26,345
    Other invested assets                             35,279       35,279
    Cash and short-term investments                   17,784       17,782
    Assets and liabilities related to separate
      accounts                                       178,537      178,537
    Security lending collateral                    1,924,823    1,924,823

    Liabilities
    Investment contracts                          $3,554,287   $3,784,510
    Derivative liabilities                            18,024       18,024
    Assets and liabilities related to separate
      accounts                                       178,537      178,537
    Securities lending payable                     1,924,823    1,924,823

    b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

       Fixed maturity and equity securities: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

       The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

       The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. Fair Value of Financial Instruments - (continued):

    For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

    Equity securities: Fair values for equity securities were based upon quoted market prices.

    Mortgage policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information. The fair value of policy loans were estimated to approximate carrying value.

    Other invested assets: Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by the general partners.

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

    Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these accounts are equal to the account assets.

    Securities lending collateral: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

    Securities lending payable: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

    Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

    Derivatives: Fair value of derivative assets and liabilities were based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


11. Shareholder's Equity

    The Company may not distribute dividends to its Parent Company without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. The Company paid dividends in the amount of $100.0 million, $62.0 million, and $50.0 million in 2007, 2006, and 2005, respectively.

12. Employee Benefits

    Currently all of the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13. Reinsurance

     a) The Company reinsures portions of its life, accident and health insurance and annuity risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

    The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed is as follows (in thousands):

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. Reinsurance - (continued)

    December 31, 2007
    -----------------
                                    Premiums and Other Considerations
                              ----------------------------------------------
                                Life              Accident
                              Insurance             and
                              in Force     Life    Health  Annuity   Total
                              ---------- -------  -------- -------- --------
    Direct                    $4,303,950 $50,794  $39,998  $315,024 $405,816
       Assumed -
         Nonaffiliated           685,648   1,076        -         -    1,076
       Assumed - Affiliated          135      18        -         -       18
                              ---------- -------  -------  -------- --------
    Total Assumed                685,783   1,094        -         -    1,094

       Ceded - Nonaffiliated     490,429   2,409    1,098       202    3,709
       Ceded - Affiliated              -     (54)  28,766         -   28,712
                              ---------- -------  -------  -------- --------
    Total Ceded                  490,429   2,355   29,864       202   32,421
                              ---------- -------  -------  -------- --------
    Net                       $4,499,304 $49,533  $10,134  $314,822 $374,489
                              ========== =======  =======  ======== ========

    December 31, 2006
    -----------------
                                    Premiums and Other Considerations
                              ----------------------------------------------
                                Life              Accident
                              Insurance             and
                              in Force     Life    Health  Annuity   Total
                              ---------- -------  -------- -------- --------
    Direct                    $4,308,653 $47,418  $34,861  $255,526 $337,805

       Assumed -
         Nonaffiliated           697,527   1,261        -         -    1,261
       Assumed - Affiliated          164       -        -         -        -
                              ---------- -------  -------  -------- --------
    Total Assumed                697,691   1,261        -         -    1,261

       Ceded - Nonaffiliated     437,934   2,205      998       239    3,442
       Ceded - Affiliated            646      52   26,352         -   26,404
                              ---------- -------  -------  -------- --------
    Total Ceded                  438,580   2,257   27,350       239   29,846
                              ---------- -------  -------  -------- --------
    Net                       $4,567,764 $46,422  $ 7,511  $255,287 $309,220
                              ========== =======  =======  ======== ========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. Reinsurance - (continued):

  December 31, 2005
  -----------------
                                       Premiums and Other Considerations
                                 ---------------------------------------------
                                   Life             Accident
                                 Insurance            and
                                 in Force    Life    Health  Annuity   Total
                                 ---------- ------- -------- -------- --------
  Direct                         $3,129,817 $45,185 $36,021  $205,399 $286,605

     Assumed - Nonaffiliated        792,567   1,512       -         -    1,512
     Assumed - Affiliated               215       -       -         -        -
                                 ---------- ------- -------  -------- --------
  Total Assumed                     792,782   1,512       -         -    1,512

     Ceded - Nonaffiliated          497,656   2,133     644       301    3,078
     Ceded - Affiliated                 825      36  23,476         -   23,512
                                 ---------- ------- -------  -------- --------
  Total Ceded                       498,481   2,169  24,120       301   26,590
                                 ---------- ------- -------  -------- --------

  Net                            $3,424,118 $44,528 $11,901  $205,098 $261,527
                                 ========== ======= =======  ======== ========

     b) Reinsurance recoveries, which reduced death and other benefits, approximated $19.4 million and $15.2 million respectively, for the years ended December 31, 2007 and 2006.

         The Company's reinsurance arrangements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14. Transactions with Related Parties

     a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $28.8 million and $4.8 million, respectively, for the year ended December 31, 2007. Premium income and commission ceded for 2006 amounted to $26.4 million and $4.2 million, respectively. Premium income and commission ceded for 2005 amounted to $23.5 million and $3.6 million, respectively.

     b) The Company provides life insurance coverage to employees of AIG, ("the Parent") and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $15.9 million in premiums relating to this business for 2007, $14.0 million for 2006, and $13.6 million for 2005.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


14. Transactions with Related Parties - (continued)

     c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2007, 2006 and 2005, the Company was charged $17.8 million, $14.7 million and $13.6 million, respectively, for expenses attributed to the Company but incurred by affiliates.

     d) The Company's insurance obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh, PA ("National Union"), an indirect, wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against National Union. National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each Statement of Additional Information. The Company expects that the National Union guarantee will be terminated in the near future.

     e) AIG has provided a Support Agreement to the Company to maintain a certain financial condition in order to enable the Company to issue its policies. The Support Agreement is for the benefit of the Company rather than its policyholders.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                TABLE OF CONTENTS
                                -----------------
Report of Independent Auditors .................................   2

Statements of Admitted Assets ..................................   3

Statements of Liabilities, Capital and Surplus .................   4

Statements of Income and Changes in Capital and Surplus ........   5

Statements of Cash Flow ........................................   6

Notes to Statutory Basis Financial Statements ..................   7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.


PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                                 (000'S OMITTED)

------------------------------------------------------------------------------------------------------------
As of December 31,                                                                     2007          2006
------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $14,451,338;
      2006 - $13,761,650)                                                          $14,170,023   $13,457,046
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2007 - $3,016,442; 2006 - $2,867,897)                                8,981,169     7,659,381
      Preferred stocks, primarily at NAIC market value (cost: 2007 - $2,020,851;
         2006 - $2,024,367)                                                          2,020,851     2,024,527
   Other invested assets, primarily at equity (cost: 2007 - $1,828,359;
         2006 - $1,149,519)                                                          2,578,384     1,722,869
   Short-term investments, at amortized cost (approximates NAIC market value)          166,698       149,788
   Securities lending collateral                                                        11,710         9,759
   Receivable for securities                                                             8,727            --
   Overdraft                                                                          (227,495)     (189,073)
------------------------------------------------------------------------------------------------------------
            Total cash and invested assets                                          27,710,067    24,834,297
------------------------------------------------------------------------------------------------------------

Investment income due and accrued                                                      188,178       184,751
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                    636,384       797,259
   Premiums and installments booked but deferred and not yet due                       942,542       392,636
   Accrued retrospective premiums                                                    1,305,787     1,695,633
Amounts billed and receivable from high deductible policies                            168,248        80,613
Reinsurance recoverable on loss payments                                               632,449       514,198
Funds held by or deposited with reinsurers                                              11,428        14,456
Deposit accounting assets                                                              793,216       854,511
Deposit accounting assets - funds held                                                 104,412        99,516
Net deferred tax assets                                                                371,196       385,629
Receivable from parent, subsidiaries and affiliates                                    265,849       695,535
Equities in underwriting pools and associations                                      1,279,140       906,315
Other admitted assets                                                                  191,925       171,621
------------------------------------------------------------------------------------------------------------
            Total admitted assets                                                  $34,600,821   $31,626,970
============================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

-----------------------------------------------------------------------------------------------
As of December 31,                                                        2007          2006
-----------------------------------------------------------------------------------------------
                                   Liabilities
                                   -----------

Reserves for losses and loss adjustment expenses                      $13,852,252   $12,901,979
Unearned premium reserves                                               4,513,703     4,403,870
Commissions, premium taxes, and other expenses payable                    241,277       188,909
Reinsurance payable on paid loss and loss adjustment expenses             278,579       325,207
Funds held by company under reinsurance treaties                          246,532       239,612
Provision for reinsurance                                                 121,714       134,981
Ceded reinsurance premiums payable, net of ceding commissions             517,741       418,513
Retroactive reinsurance reserves - assumed                                 32,180        24,533
Retroactive reinsurance reserves - ceded                                  (68,937)      (64,687)
Deposit accounting liabilities                                            200,040       181,868
Deposit accounting liabilities - funds held                               734,590       742,591
Securities lending payable                                                 12,741         9,759
Collateral deposit liability                                              374,712       647,179
Payable to parent, subsidiaries and affiliates                            472,165       295,246
Current federal and foreign income taxes payable to parent                315,659       214,453
Payable for securities                                                    226,874       247,111
Other liabilities                                                         372,006       295,634
-----------------------------------------------------------------------------------------------
   Total liabilities                                                   22,443,828    21,206,758
-----------------------------------------------------------------------------------------------

                               Capital and Surplus
                               -------------------

Common capital stock, $5.00 par value, 1,000,000 shares authorized;
   895,750 shares issued and outstanding                                    4,479         4,479
Capital in excess of par value                                          2,925,224     2,694,092
Unassigned surplus                                                      9,175,217     7,669,024
Special surplus funds from retroactive reinsurance                         52,073        52,617
-----------------------------------------------------------------------------------------------
   Total capital and surplus                                           12,156,993    10,420,212
-----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus                            $34,600,821   $31,626,970
===============================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                        2007          2006          2005
---------------------------------------------------------------------------------------------------------------------------
                              Statements of Income
                              --------------------

Underwriting income:
   Premiums earned                                                                  $ 7,666,749   $ 7,701,201   $ 7,035,963
---------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred                                                                    4,470,750     4,645,657     5,207,675
   Loss adjustment expenses incurred                                                    861,826       827,234     1,138,284
   Other underwriting expenses incurred                                               1,685,858     1,747,380     1,401,165
---------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                                         7,018,434     7,220,271     7,747,124
---------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss)                                                          648,315       480,930      (711,161)
---------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned                                                       1,182,291       757,517       747,551
   Net realized capital (loss) gains (net of capital gains taxes: 2007 - $3,076;
      2006 - $12,835; 2005 - $24,064)                                                   (40,847)       40,370        44,691
---------------------------------------------------------------------------------------------------------------------------
Net investment gain                                                                   1,141,444       797,887       792,242
---------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off                                   (94,880)      (52,526)     (153,838)
Finance and service charges non included in premiums                                     17,362        15,081        17,311
Other gain, net of dividends to policyholders                                            83,284        53,056        79,444
---------------------------------------------------------------------------------------------------------------------------
Net income after capital gains taxes and before federal income taxes                  1,795,525     1,294,428        23,998
Federal income tax expense (benefit)                                                    510,618       173,573      (107,916)
---------------------------------------------------------------------------------------------------------------------------
      Net income                                                                    $ 1,284,907   $ 1,120,855   $   131,914
===========================================================================================================================

                         Changes in Capital and Surplus
                         ------------------------------

Capital and surplus, as of December 31, previous year                               $10,420,212   $ 8,120,163   $ 7,376,821
   Adjustment to beginning surplus                                                      (87,263)     (157,094)     (205,585)
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                                10,332,949     7,963,069     7,171,236
---------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income                                                                         1,284,907     1,120,855       131,914
   Change in net unrealized capital gains (net of capital gains taxes:
      2007 - $81,239; 2006 - $86,349; 2005 - $(18,068))                               1,299,705     1,381,471       697,684
   Change in net deferred income taxes                                                   92,036        33,752        46,237
   Change in non-admitted assets                                                         (3,270)     (158,503)      (88,388)
   Change in provision for reinsurance                                                   13,267        66,780       132,935
   Paid in surplus                                                                      231,132            --       199,830
   Cash dividends to stockholder                                                     (1,120,000)           --       (97,750)
   Foreign exchange translation                                                          26,267        12,788       (73,535)
---------------------------------------------------------------------------------------------------------------------------
      Total changes in capital and surplus                                            1,824,044     2,457,143       948,927
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,                                             $12,156,993   $10,420,212   $ 8,120,163
===========================================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------
For the years ended December 31,                                      2007          2006          2005
---------------------------------------------------------------------------------------------------------
                              Cash From Operations
                              --------------------

Premiums collected, net of reinsurance                            $ 7,891,160   $ 6,857,942   $ 7,217,780
Net investment income                                               1,227,721       809,958       720,255
Miscellaneous income (expense)                                          8,924        69,085       (57,062)
---------------------------------------------------------------------------------------------------------
   Sub-total                                                        9,127,805     7,736,985     7,880,973
---------------------------------------------------------------------------------------------------------
Benefit and loss related payments                                   3,878,095     3,479,755     3,931,978
Commission and other expense paid                                   2,302,839     2,335,839     2,113,308
Dividends paid to policyholders                                           130         1,419           927
Change in federal income taxes                                        330,776      (790,391)       47,537
---------------------------------------------------------------------------------------------------------
   Net cash provided from operations                                2,615,965     2,710,363     1,787,223
---------------------------------------------------------------------------------------------------------

                              Cash From Investments
                              ---------------------

Proceeds from investments sold, matured, or repaid
     Bonds                                                          5,184,469     2,023,652     2,374,908
     Stocks                                                           773,650       637,187       677,784
     Other                                                            621,387       511,071     3,296,328
---------------------------------------------------------------------------------------------------------
     Total proceeds from investments sold, matured, or repaid       6,579,506     3,171,910     6,349,020
---------------------------------------------------------------------------------------------------------

Cost of investments acquired
   Bonds                                                            5,997,221     4,733,252     3,915,482
   Stocks                                                             837,600       633,747       521,240
   Other                                                            1,350,766       563,291     3,256,822
---------------------------------------------------------------------------------------------------------
   Total cost of investments acquired                               8,185,587     5,930,290     7,693,544
---------------------------------------------------------------------------------------------------------
   Net cash (used in) investing activities                         (1,606,081)   (2,758,380)   (1,344,524)
---------------------------------------------------------------------------------------------------------

                  Cash From Financing and Miscellaneous Sources
                  ---------------------------------------------

Capital and surplus paid-in                                                --       199,830            --
Dividends to stockholder                                           (1,120,000)           --      (146,977)
Net deposit on deposit-type contracts and other insurance              75,242       276,990        45,455
Equities in underwriting pools and associations                      (380,888)     (258,959)     (137,050)
Collateral deposit liability                                         (272,467)      113,328        49,416
Intercompany receivable and payable, net                              589,241      (675,777)     (559,414)
Other                                                                  77,476       223,678       210,212
---------------------------------------------------------------------------------------------------------
   Net cash (used in) financing and miscellaneous activities       (1,031,396)     (120,910)     (538,358)
---------------------------------------------------------------------------------------------------------
Net change in cash and short-term investments                         (21,512)     (168,927)      (95,659)
Overdraft and short-term investments:
Beginning of year                                                     (39,285)      129,642       225,301
---------------------------------------------------------------------------------------------------------
   End of year                                                    $   (60,797)  $   (39,285)  $   129,642
=========================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
         POLICIES
         --------
A.   Organization
     ------------
     National Union Fire Insurance Company of Pittsburgh, PA. (the Company or National Union) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

     On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, and through AIG's risk finance operation, the Company provides its customized structured products.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:
     -------------------------------------------------------
     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practice of discounting of workers' compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practice that Schedule F is prepared on a New York basis, including New York State Insurance Department Regulation 20 (New York Regulation 20) reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 reinsurance credits are not permitted). New York Regulation 20 allows certain offsets to the provision for reinsurance, including parental letters of credits.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

-----------------------------------------------------------------------------------
December 31,                                   2007           2006          2005
-----------------------------------------------------------------------------------
Net income, PA SAP                          $ 1,284,907   $ 1,120,855   $   131,914
State prescribed practices - (deduction):
   Non-tabular discounting                      (89,223)      (97,907)     (403,719)
-----------------------------------------------------------------------------------
Net income (loss), NAIC SAP                 $ 1,195,684   $ 1,022,948   $  (271,805)
===================================================================================

Statutory surplus, PA SAP                   $12,156,993   $10,420,212   $ 8,120,163
State prescribed practices - (charge):
   Non-tabular discounting                     (782,088)     (692,865)     (594,958)
Regulation 20 - parental letter of credit      (366,724)     (404,966)     (422,706)
Regulation 20 - other reinsurance credits      (112,389)     (140,227)     (212,192)
-----------------------------------------------------------------------------------
Total state prescribed practices             (1,261,201)   (1,238,058)   (1,229,856)
-----------------------------------------------------------------------------------
Statutory surplus, NAIC SAP                 $10,895,792   $ 9,182,154   $ 6,890,307
===================================================================================

     In 2006 and 2005, the Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non-insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to was $6,244. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies was $71,600 and $142,000, respectively.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and, (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

     The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

     The use of all of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------
     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between the cost and the fair value for securities available-for-sale is reflected net of related

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
          ----------------------------------------------------------------------
          deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------
     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $992,697 and $70,681, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
    ----------------------------------------------------------------------------
          preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate was approximately 24.2% in 2006. No investments in affiliates were valued using this methodology in 2007. See note 5 for changes in valuation of affiliates. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually between one and three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sale of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
          Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,305,787 and $1,695,633, respectively, net of non-admitted premium balances of $55,852 and $58,270, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:
   -------------------------------------------------------------------------
   For the years ended December 31,             2007       2006       2005
   -------------------------------------------------------------------------
   Net written premiums subject to
      retrospectively rated premiums          $856,074   $722,690   $538,983
   Percentage of total net written premiums       11.0%       9.2%       7.6%
   -------------------------------------------------------------------------
     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

     In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

     The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the Commonwealth of Pennsylvania; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the Commonwealth of Pennsylvania. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the statement of income.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued: (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     terms or normal business practices; (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance; or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007 and 2006, the Company's tabular discount amounted to $301,856 and $251,412, respectively, all of which were applied against the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     . For accident years 2002 and subsequent - based upon the yield of U.S. Treasury securities between one and twenty years and the Company's own payout pattern.

     As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007, the Company's non-tabular discount amounted to $782,088, of which $269,981 and $512,106 were applied to case reserves and IBNR, respectively. As of December 31, 2006, the Company's non-tabular discount amounted to $692,865, of which $247,498 and $445,367 were applied to case reserves and IBNR, respectively.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $25,902 and $22,205, respectively, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $132,361 and $157,343, respectively.

     Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

     During 2006 the Company recorded a pre-tax charge of $127,714, respectively, relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------
During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of the weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The correction of these errors resulted in an after income tax statutory charge of $87,263, $157,094 and $205,585 as of January 1, 2007, 2006, and 2005, respectively.

Accounting Adjustments to 2006 and 2005 Statutory Basis Financial Statements
----------------------------------------------------------------------------
In accordance with SSAP No. 3, entitled Accounting Changes and Corrections of Errors, the correction of errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The impact of these corrections on surplus to policyholders as of January 1, 2007, 2006 and 2005 are as follows:
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2006                               $10,420,212
Adjustment to beginning Capital and Surplus:
   Federal income taxes                                        (87,263)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus        (87,263)
-----------------------------------------------------------------------
Balance at January 1, 2007, as adjusted                    $10,332,949
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2005                               $8,120,163
Adjustments to beginning Capital and Surplus:
   Asset admissibility                                       (108,676)
   Federal income taxes                                       (48,418)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (157,094)
-----------------------------------------------------------------------
Balance at January 1, 2006, as adjusted                    $7,963,069
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2004                               $7,376,821
Adjustments to beginning Capital and Surplus:
   Asset realization                                         (242,195)
   Revenue recognition                                        (68,690)
   Federal income taxes                                       105,300
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (205,585)
-----------------------------------------------------------------------
Balance at January 1, 2005, as adjusted                    $7,171,236
=======================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain assets should have been non-admitted relating to: (i) custodian agreements that did not comply with state statutes; (ii) securities deposited in a trust account not available to pay policyholder claims and (iii) receivables for high deductible policies.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in federal income taxes is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS
--------------------
Statutory Fair Value of Financial Instruments:
----------------------------------------------
The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006:

-------------------------------------------------------------------------------------------------------
                                                             2007                        2006
-------------------------------------------------------------------------------------------------------
                                                    Carrying     Statutory      Carrying      Statutory
                                                     Amount      Fair Value      Amount      Fair Value
-----------------------------------------------   -------------------------   -------------------------
Assets:
   Bonds                                          $14,170,023   $14,451,338   $13,457,046   $13,761,650
   Common stocks                                    8,981,169     8,981,169     7,659,381     7,779,918
   Preferred stocks                                 2,020,851     2,020,860     2,024,527     2,025,128
   Other invested assets                            2,578,384     2,578,384     1,722,869     1,722,869
   Cash and short-term investments                    (60,797)      (60,797)      (39,285)      (39,285)
   Receivable for securities                            8,727         8,727            --            --
   Equities and deposits in pool & associations     1,279,140     1,279,140       906,315       906,315
   Securities lending collateral                       11,710        11,710         9,759         9,759

Liabilities:
   Securities lending payable                     $    12,741   $    12,741   $     9,759   $     9,759
   Collateral deposit liability                       374,712       374,712       647,179       647,179
   Payable for securities                             226,874       226,874       247,111       247,111
=======================================================================================================

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

----------------------------------------------------------------------------------------------------------------------
                                                                                    Gross        Gross        NAIC *
                                                                    Amortized    Unrealized   Unrealized      Market
                                                                       Cost         Gains       Losses        Value
----------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
   U.S. governments                                                $    22,935    $    812      $     3    $    23,744
   All other governments                                               395,812       2,977          780        398,009
   States, territories and possessions                               2,458,221      59,667        2,969      2,514,919
   Political subdivisions of states, territories and possessions     3,188,227     122,115        2,540      3,307,802
   Special revenue and special assessment obligations and all        6,948,195     139,498       19,929      7,067,764
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     58,961       1,473           --         60,434
   Industrial and miscellaneous                                      1,097,672       3,649       22,655      1,078,666
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2007                         $14,170,023    $330,191      $48,876    $14,451,338
======================================================================================================================

As of December 31, 2006:
   U.S. governments                                                $    14,226    $    509      $     8    $    14,727
   All other governments                                               387,569         553       11,040        377,082
   States, territories and possessions                               2,228,746      57,510        3,089      2,283,167
   Political subdivisions of states, territories and possessions     3,181,116      92,097          587      3,272,626
   Special revenue and special assessment obligations and all        7,462,464     175,485        2,193      7,635,756
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     59,898         886        1,473         59,311
   Industrial and miscellaneous                                        123,027       2,610        6,656        118,981
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2006                         $13,457,046    $329,650      $25,046    $13,761,650
======================================================================================================================

As of December 31, 2007 and 2006, the actual fair market value, principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $14,452,377 and $13,761,136, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

The Company had non-admitted assets of $27,755 and $26,613 relating to bonds as of December 31, 2007 and 2006, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.
---------------------------------------------------------------------
                                           Amortized         NAIC
                                              Cost      Market Value*
--------------------------------------   ----------------------------
Due in one year or less                   $   118,473    $   118,908
Due after one year through five years         509,002        517,091
Due after five years through ten years      1,921,897      1,958,726
Due after ten years                        10,635,297     10,863,916
Mortgaged-backed securities                 1,013,109        992,697
Non-Admitted Assets                           (27,755)            --
--------------------------------------   ---------------------------
    Total bonds                           $14,170,023    $14,451,338
======================================   ===========================

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,             2007                      2006                      2005
--------------------------------------------------------------------------------------------------------------
                                                  Equity                    Equity                    Equity
                                      Bonds     Securities     Bonds      Securities      Bonds     Securities
----------------------------------------------------------   -----------------------   -----------------------
Proceeds from sales                $4,680,678    $245,854    $1,389,565    $153,541    $2,114,173    $585,696
Gross realized gains                    1,071      33,315        14,274      24,525        52,643      43,085
Gross realized losses                  40,525       9,273        15,247       9,235        21,356       8,592
--------------------------------------------------------------------------------------------------------------

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The cost or amortized cost and market values* of the Company's common and preferred stocks, as of December 31, 2007 and 2006, are set forth in the table below:

                                        December 31, 2007
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,427,849   $6,240,605    $311,247    $8,357,207      $ 3,489     $8,353,718
   Non-affiliated      588,593       90,400       4,683       674,310       46,859        627,451
-------------------------------------------------------------------------------------------------
      Total         $3,016,442   $6,331,005    $315,930    $9,031,517      $50,348     $8,981,169
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,010,247   $       --    $     --    $2,010,247      $    --     $2,010,247
   Non-affiliated       10,604            9          --        10,613           --         10,604
-------------------------------------------------------------------------------------------------
      Total         $2,020,851   $        9    $     --    $2,020,860      $    --     $2,020,851
=================================================================================================

                                        December 31, 2006
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,171,678   $4,871,859     $91,334    $6,952,203      $    --     $6,952,203
   Non-affiliated      696,219       91,418       5,678       781,959       74,781        707,178
-------------------------------------------------------------------------------------------------
      Total         $2,867,897   $4,963,277     $97,012    $7,734,162      $74,781     $7,659,381
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,014,000   $      601     $    --    $2,014,601      $    --     $2,014,000
   Non-affiliated       10,367          160          --        10,527           --         10,527
-------------------------------------------------------------------------------------------------
      Total         $2,024,367   $      761     $    --    $2,025,128      $    --     $2,024,527
=================================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $93,517 and $69,803, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                            12 Months or Less       Greater than 12 Months            Total
--------------------------------------------------------------------------------------------------------------------
                                            Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
       Description of Securities            Value       Losses        Value       Losses        Value       Losses
----------------------------------------------------------------   -----------------------   -----------------------
As of December 31, 2007:
   U. S. governments                     $    9,977     $     3    $       --    $     --    $    9,977    $      3
   All other governments                         --          --        32,805         780        32,805         780
   States, territories and possessions      116,613         468        96,308       2,501       212,921       2,969
   Political subdivisions of states,        369,718       2,521         9,309          19       379,027       2,540
      territories and possessions
   Special revenue                        1,314,924      19,046        42,568         883     1,357,492      19,929
   Public utilities                              --          --            --          --            --          --
   Industrial and miscellaneous             731,326      22,631         1,701          24       733,027      22,655
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                            2,542,558      44,669       182,691       4,207     2,725,249      48,876
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                               104,072      50,211       213,576     261,036       317,648     311,247
   Non-affiliated                            47,460       4,683            --          --        47,460       4,683
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                      151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                             151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $2,694,090     $99,563    $  396,267    $265,243    $3,090,357    $364,806
   ============================================================    ======================    ======================

As of December 31, 2006:
   U. S. governments                     $    3,019     $     8    $       --    $     --    $    3,019    $      8
   All other governments                     25,045         524       315,647      10,516       340,692      11,040
   States, territories and possessions      115,790         402       104,817       2,687       220,607       3,089
   Political subdivisions of states,        206,240         495        16,671          92       222,911         587
      territories and possessions
   Special revenue                          363,838         840       131,702       1,353       495,540       2,193
   Public utilities                              --          --        52,749       1,473        52,749       1,473
   Industrial and miscellaneous                  --          --         7,808       6,656         7,808       6,656
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                              713,932       2,269       629,394      22,777     1,343,326      25,046
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                                 5,849       1,165       377,551      90,169       383,400      91,334
   Non-affiliated                             5,055       4,373        99,444       1,305       104,499       5,678
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                       10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                              10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $  724,836     $ 7,807    $1,106,389    $114,251    $1,831,225    $122,058
   ============================================================    ======================    ======================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $10,659, $7,664 and $2,652 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $5,664, $561 and $0 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint ventures and partnership investments due to an other-than-temporary decline in fair value:

---------------------------------------------------------------------------
For the years ended December 31,                   2007     2006      2005
---------------------------------------------------------------------------
Matlin Patterson Global Opportunities Partners   $    --   $1,143   $    --
DLJ Merchant Banking Partners                      3,454       --     2,923
North Castle II                                    4,162       --        --
Peake Joint Venture                                2,773       --        --
Exponent Private Equity Partners, LP               1,990       --        --
Warburg Equity LP                                  1,656       --        --
21st Century LP                                    1,030       --        --
Castleriggs Partners                                  --       --     2,412
Healthcare Partners III                               --       --     1,491
Sandler Capital IV                                    --       --     1,353
RCBA Strategic Partners                               --       --     1,242
Polyventures II                                       --       --     1,184
Items less than $1.0 million                       5,616    1,747       661
---------------------------------------------------------------------------
   Total                                         $20,681   $2,890   $11,266
===========================================================================

As of December 31, 2007 and 2006, securities with a market value of $12,333 and $9,223, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $142. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,562,483 and $2,569,672 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $8,689, $6,699 and $6,226, respectively, and interest expense of $116,601, $109,876 and $88,991, respectively.

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's total return on its investment portfolio. The details by NAIC designation 3 or below of securities sold during the year ended December 31, 2006 and reacquired within 30 days of the sale date are:
--------------------------------------------------------------------------------
              Number of     Book Value of    Cost of Securities
            Transactions   Securities Sold       Repurchsed         Gain (Loss)
--------------------------------------------------------------------------------
Bonds:
   NAIC 3        23            $12,359             $13,017             $663
   NAIC 4         1            $   736             $   726             $ 14
   NAIC 5        --            $    --             $    --             $ --
   NAIC 6        --            $    --             $    --             $ --
================================================================================
There were no such sales during 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 4 - RESERVES FOR LOSSES AND LAE
-------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      2007          2006          2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year    $12,901,979   $11,786,300   $ 9,811,368
Adjustments for prior period corrections                   --            --      (174,946)
Incurred losses and LAE related to:
   Current accident year                            5,280,665     5,295,026     5,005,099
   Prior accident years                                51,911       177,865     1,340,860
-----------------------------------------------------------------------------------------
      Total incurred losses and LAE                 5,332,576     5,472,891     6,345,959
-----------------------------------------------------------------------------------------

Paid losses and LAE related to:
   Current accident year                           (1,426,309)   (1,251,773)   (1,274,795)
   Prior accident years                            (2,955,994)   (3,105,439)   (2,921,286)
-----------------------------------------------------------------------------------------
      Total paid losses and LAE                    (4,382,303)   (4,357,212)   (4,196,081)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,   $13,852,252   $12,901,979   $11,786,300
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $51,911, $177,865 and $1,340,860 during 2007, 2006 and
2005, respectively. For all three years the Company experienced adverse loss and LAE reserve development. For 2007, the adverse development primarily related to accident years 2003 and prior, partially offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see Note 12B for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $211,061, $209,953 and $198,497, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,206,161, $6,572,917 and $7,743,937, respectively (exclusive of inter-company pooling).

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 5 - RELATED PARTY TRANSACTIONS
------------------------------------

A.   National Union Inter-company Pooling Agreement
     -----------------------------------------------

     The Company, as well as certain insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

----------------------------------------------------------------------------------------------
                                                                      NAIC Co.   Participation
  Member Company                                                       Code        Percent
----------------------------------------------------------------------------------------------
National Union                                                        19445          38.0%
American Home Assurance Company (AHAC)                                19380          36.0%
Commerce and Industry Insurance Company (C&I)                         19410          10.0%
New Hampshire Insurance Company (NHIC)                                23841           5.0%
The Insurance Company of the State of Pennsylvania (ISOP)             19429           5.0%
AIG Casualty Company (formerly Birmingham Fire Insurance Company of
   Pennsylvania) (AIG Casualty)                                       19402           5.0%
AIU Insurance Company (AIUI)                                          19399           1.0%
American International South Insurance Company                        40258           0.0%
Granite State Insurance Company                                       23809           0.0%
Illinois National Insurance Company                                   23817           0.0%
==============================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
B.   American International Underwriters Overseas Association Pooling
     -----------------------------------------------------------------
     Arrangement
     ------------

     AIG formed the AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:
--------------------------------------------------------------------------------

                                                           NAIC Co.   Participation
  Member Company                                            Code         Percent
-----------------------------------------------------------------------------------
American International Underwriters Overseas, Limited         --         67.0%
New Hampshire Insurance Company (NHIC)                      23841        12.0%
National Union Fire Insurance Company of Pittsburgh, PA.    19445        11.0%
American Home Assurance Company (AHAC)                      19380        10.0%
===================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,279,140 and $906,315, respectively, gross of the following amounts and after consideration of the National Union inter-company pooling agreement:
-------------------------------------------------------------------------------
        As of December 31,                                   2007        2006
-------------------------------------------------------------------------------
Loss and LAE reserves                                      $924,962    $821,515
Unearned premium reserves                                  $374,974    $356,699
Funds held                                                 $ 25,212    $ 18,696
Ceded balances payable                                     $109,151           +
Reinsurance recoverable                                    $(42,037)          +
Retroactive reinsurance                                    $ (1,020)          +
===============================================================================

+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
     Additionally, the Company holds 16.9% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $110,946 and $122,464, respectively.

C.   Guarantee Arrangements
     -----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The guarantees that were in effect as of December 31, 2007 are included in the table below:
--------------------------------------------------------------------------------

                                                                      Policyholder    Invested     Estimated   Policyholders'
Guaranteed Company                                      Date Issued    Obligations     Assets        Loss         Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Global Trade and Political Risk
Insurance Company (++)                                     11/5/97     $        --   $   327,013   $     --      $  164,274
American International Insurance
Company of Puerto Rico                                     11/5/97         246,973       183,887         --         128,034
Audubon Insurance Company                                  11/5/97          63,846        77,927         --          42,386
AIG Europe (Ireland) Ltd.                                 12/15/97         715,788       627,093         --         221,497  **

New Hampshire Indemnity Company, Inc.                     12/15/97         151,669       211,611         --         102,267
La Meridional Compania Argentina de
Seguros S.A.                                                1/6/98         186,071        49,600         --          65,991  **
Landmark Insurance Company                                  3/2/98          89,837       351,941         --         146,008

AIG Excess Liability Insurance Company
Ltd. (formerly known as Starr Excess
Liability Insurance International Ltd.)                    7/29/98         491,479     3,096,453         --       1,248,076
AIG Excess Liability Insurance
International Ltd.(formerly known as Starr Excess
Liability Insurance International Ltd.)                    5/28/98       2,605,333       692,798         --         320,999
AIG Life Insurance Company (+)                             7/13/98       7,112,194     7,509,262         --         537,684   *
American International Life Assurance
Company of New York                                        7/13/98       6,166,077     6,794,902         --         662,416
AIG Poland Insurance Company, S.A.                         9/15/98          14,354        41,217         --          41,046  **
AIG Bulgaria Insurance and Reinsurance
Company                                                   12/23/98           6,313         6,923         --          10,930  **
AIG Romania Insurance Company                             12/23/98          15,208         5,723         --           8,887  **
AIG Slovakia Insurance Company A.S.                       12/23/98              --            --         --           9,050  **
American International Assurance Co (Bermuda) Ltd.         8/23/99      13,805,116    18,729,253         --       4,221,961  **
American International Assurance Co (Australia) Ltd.       11/1/02         546,115       532,051         --         227,222  **
First American Czech Insurance Company, Rt.                9/15/98         442,815       532,293         --          86,236  **
AIG Life Insurance Company (Russia) ZAO (w/d 2/13/03)     12/23/98         215,100       254,679         --          36,586  **
First American-Hungarian Insurance Company, Rt.            9/15/98         165,025       185,840         --          44,226  **
AIG Ukraine Insurance Company                              10/1/00           7,087           --          --           5,039  **
-------------------------------------------------------------------------------------------------------------------------------
   Total guarantees                                                    $33,046,400   $40,210,466   $     --      $8,330,815
===============================================================================================================================

*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
D.   Investments in Affiliates
     -------------------------
     As of December 31, 2007 and 2006, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $3,489 of non-admitted balances were as follows:

-------------------------------------------------------------------------------------------------------
                                                                 Actual    Carrying Value
                                                   Ownership      Cost     at December 31   Change in
Affiliated Investment                              Percent        2007         2007         Equity 2007
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   10,247   $     10,247   $   (4,354)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000           --
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,010,247      2,010,247       (4,354)
-------------------------------------------------------------------------------------------------------
Common stocks:

International Lease Finance Corporation               32.8%       793,240      2,203,737       46,549
Lexington Insurance Company                           70.0%       258,046      3,185,721      727,569
United Guaranty Corporation                           45.9%        97,833        454,556      224,087
AIU Insurance Company                                 32.0%       101,990        446,078       54,901
American International Specialty Lines Insurance
 Company                                              70.0%       154,297        450,072      148,340
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453      1,248,076      298,531
Pine Street Real Estate Holding Corp.                 22.1%         3,139             --       (1,974)(a)
21st Century Insurance Group                          32.0%       467,720        211,957     (165,594)
American International Realty, Inc.                   22.1%        26,456         35,346        4,472
Eastgreen, Inc.                                        9.4%         8,975          7,004       (2,966)
Everest Broadband Inc.                                15.2%         7,629             --       (3,875)(a)
AIG Lodging Opportunities, Inc.                      100.0%         1,570             --       (6,250)(a)
AIG Domestic Claims                                  100.0%       118,000         73,635       73,635
National Union Fire Ins. Company of Vt.              100.0%         1,000         31,444        4,315
National Union Fire Ins. Company of La.              100.0%         2,501          6,092         (225)
-------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,427,849      8,353,718    1,401,515
-------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,438,096   $ 10,363,965   $1,397,161
=======================================================================================================

(a) Balance not admitted

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 Actual   Carrying Value
                                                   Ownership      Cost    at December 31     Change in
Affiliated Investment                               Percent       2006         2006         Equity 2006
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   14,000     $   14,601   $   14,601
AIG Life Insurance Company                           100.0%            --             --     (100,000)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,014,000      2,014,601      (85,399)
-------------------------------------------------------------------------------------------------------
Common stocks:
International Lease Finance Corporation               32.8%       793,240      2,157,188      199,333
Lexington Insurance Company                           70.0%       257,973      2,458,152      662,757
United Guaranty Corporation                           45.9%        74,893        230,469      (42,150)
AIU Insurance Company                                 32.0%        40,000        391,177       42,324
American International Specialty Lines Insurance
   Company                                            70.0%       109,497        301,732       33,278
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453        949,545      235,344
Pine Street Real Estate Holding Corp.                 22.1%         3,139          1,974      (12,990)
21st Century Insurance Group                          32.0%       467,720        377,551       31,445
American International Realty, Inc.                   22.1%        20,736         30,874       13,105
Eastgreen, Inc.                                        9.4%         8,975          9,970          202
Everest Broadband Inc                                 15.2%         3,876          3,875        3,875
AIG Lodging Opportunities, Inc.                      100.0%         2,676          6,250        5,908
National Union Fire Ins. Company of Vt.              100.0%         1,000         27,129        8,607
National Union Fire Ins. Company of La.              100.0%         2,500          6,317          263
------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,171,678      6,952,203    1,181,301
------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,185,678     $8,966,804   $1,095,902
======================================================================================================

     Investments in affiliates are included in common stocks based on the net worth of the entity except for the Company's 2006 investment in 21st Century Insurance Group, which was a publicly traded affiliate as of December 31, 2006. This investment was valued as of December 31, 2006 based on the quoted market value, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Everest Broadband Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 32.0% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. At December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century to certain of its subsidiaries; however, the Company's ownership percentage did not change. Under applicable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $226,238 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $941,485 and $664,669, respectively.

E.   Other Related Party Transactions
     --------------------------------
     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends:

                                                         Assets Received by        Assets Transferred by
                                                            the Company                 the Company
----------------------------------------------------------------------------------------------------------
  Date of                                   Name of     Statement                  Statement
Transaction   Explanation of Transaction   Affiliate     Value      Description      Value     Description
----------------------------------------------------------------------------------------------------------
 03/30/07              Dividend              AIGCIG    $       --        --        $  500,000      Cash
 05/31/07              Dividend              AIGCIG            --        --            75,000      Cash
 09/12/07              Dividend              AIGCIG            --        --           175,000      Cash
 12/03/07              Dividend              AIGCIG            --        --           370,000      Cash
 12/03/07              Dividend                LEX        280,000       Cash               --        --
 09/30/07       Purchase of investment        AIGSL     1,009,286       Bonds       1,009,286      Cash
 12/17/07     Purchase of investment (1)      ISOP         59,000    Investment        59,000      Cash
 12/17/07     Purchase of investment (1)      AHAC         59,000    Investment        59,000      Cash
 12/31/07        Capital contribution          AIG        170,440      In kind             --        --
 08/16/07        Capital contribution          AIG         60,550      In kind             --        --
 10/24/07        Capital contribution        AIGCIG           133      In kind             --        --
 12/31/07        Capital contribution        AIGCIG             9      In kind             --        --
 12/26/06           Bond purchase            NUF VT       291,883       Bond          291,883      Cash
==========================================================================================================

LEX: Lexington Insurance Company
NUF  VT: National Union Fire Insurance Company of Vermont
AIGSL: AIG Security Lending
(1)  Purchase of AIG Domestic Claims from ISOP and AHAC
================================================================================
                                       33

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2007, 2006 and 2005.

In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., AIG Global Trust Services, Limited, and AIG Domestic Claims, Inc., for data center systems, investment services, salvage and subrogation, and claims management. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

-------------------------------------------------------------------
For the years ended December 31,       2007       2006       2005
-------------------------------------------------------------------
AIG Technology, Inc.                 $ 30,148   $ 25,926   $ 28,183
AIG Global Investment Corporation       7,139      5,663      5,188
AIG Global Trust Services, Limited         --         65        143
AIG Domestic Claims, Inc.             116,032    123,744    116,732
-------------------------------------------------------------------
  Total                              $153,319   $155,398   $150,246
===================================================================

As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $91,555 and $35,903, respectively.

As of December 31, 2007, other invested assets included $241,558 of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

Federal and foreign income taxes payable to AIG as of December 31, 2007 and 2006 amounted to $315,659 and $214,453, respectively.

During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions in the table that follows:

----------------------------------------------------
    As of December 31,      2007     2006      2005
----------------------------------------------------
Accounts receivable sold   $56,857    $--   $202,251
Losses recorded              1,694     --      3,627
----------------------------------------------------

There were no premium receivable sales in 2006.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $75,216 and $57,852, respectively, at December 31, 2007 and 2006.
-------------------------------------------------------------------------
As of December 31,                                      2007       2006
-------------------------------------------------------------------------
Balances with pool member companies                   $ 32,362   $502,595
Balances with less than 0.5% of admitted assets        233,487    192,940
-------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates   $265,849   $695,535
=========================================================================
Balances with pool member companies                   $104,239   $     --
Balances with less than 0.5% of admitted assets        367,926    295,246
-------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates        $472,165   $295,246
=========================================================================

The Company contributed capital of $44,800 to American International Lines Insurance Company (AISLIC) subsequent to December 31, 2007 but prior to the filing of its Annual Statement as a result of events relating to AISLIC's December 31, 2007 financial position. This capital contribution has been reflected in affiliated common stocks and payable to affiliates at December 31, 2007.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------
In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,              2007                      2006                        2005
--------------------------------------------------------------------------------------------------------------------
                                     Written       Earned        Written       Earned        Written       Earned
--------------------------------------------------------------------------------------------------------------------
Direct premiums                    $ 5,450,523   $ 5,319,330   $ 5,405,358   $ 5,504,457   $ 5,588,284   $ 5,838,904
Reinsurance premiums assumed:
   Affiliates                       22,972,380    22,951,382    23,265,173    22,521,061    22,153,164    21,595,324
   Non-affiliates                      528,953       493,411       420,462       478,011       494,482       548,499
--------------------------------------------------------------------------------------------------------------------
      Gross premiums                28,951,856    28,764,123    29,090,993    28,503,529    28,235,930    27,982,727
--------------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates                       19,911,172    19,869,772    20,068,406    19,568,693    19,860,111    19,676,550
   Non-affiliates                    1,264,103     1,227,602     1,208,740     1,233,635     1,288,840     1,270,214
--------------------------------------------------------------------------------------------------------------------
      Net premiums                 $ 7,776,581   $ 7,666,749   $ 7,813,847   $ 7,701,201   $ 7,086,979   $ 7,035,963
=====================================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance            Ceded Reinsurance           Net
---------------------------------------------------------------------------------------------------
                      Unearned                   Unearned                   Unearned
                       Premium     Commission     Premium     Commission     Premium     Commission
                      Reserves       Equity      Reserves       Equity      Reserves       Equity
---------------------------------------------------------------------------------------------------
December 31, 2007:
   Affiliates        $11,427,780   $1,307,472   $ 9,978,773   $1,198,833   $1,449,007   $ 108,639
   Non affiliates        869,926       99,530       518,666   $   62,312      351,260      37,218
---------------------------------------------------------------------------------------------------
   Totals            $12,297,706   $1,407,002   $10,497,439   $1,261,145   $1,800,267   $ 145,857
===================================================================================================
December 31, 2006:
   Affiliates        $11,406,782   $1,252,193   $ 9,937,373   $1,155,238   $1,469,409   $  96,955
   Non affiliates        834,384       91,595       482,165       56,052      352,219      35,543
---------------------------------------------------------------------------------------------------
   Totals            $12,241,166   $1,343,788   $10,419,538   $1,211,290   $1,821,628   $ 132,498
===================================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                       Unearned    Paid Losses   Reserves for
                       Premium         and        Losses and
                       Reserves        LAE           LAE
-------------------------------------------------------------
December 31, 2007:
   Affiliates        $ 9,978,773    $ 206,186     $36,527,584
   Non-affiliates        518,669      426,263       2,798,160
-------------------------------------------------------------
   Total             $10,497,442    $ 632,449     $39,325,744
=============================================================
December 31, 2006:
   Affiliates        $ 9,937,373     $ 86,964     $35,619,288
   Non-affiliates        482,165      427,234       3,022,524
-------------------------------------------------------------
   Total             $10,419,538    $ 514,198     $38,641,812
=============================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

-----------------------------------------------------------------------------------
                                                             NAIC Co.
Reinsurer                                                      Code
Amount
-----------------------------------------------------------------------------------
Affiliates:
   National Union Pool                                            --    $43,392,370
   American International Insurance Company                    32220        417,286
   American International Underwriters Overseas, Ltd.             --        385,925
   New Hampshire Indemnity Company                             23833        174,268
   AIG Global Trade And Political Risk Ins Company             10651        157,721
   American International Life Assurance Co. of NY (US)        60607         26,806
   Transatlantic Reinsurance Company                           19453        290,273
   United Guaranty Insurance Company                           11715         12,040
   Hartford Steam Boiler Inspection And Insurance Co.          11452          9,834
   Audubon Insurance Company                                   19933          6,928
   AIG Excess Liability Insurance Company, Ltd.                10932          2,775
   Ascot Syndicate Lloyds 1414                                    --          1,604
   AIUOA                                                          --          1,387
   AIG General Ins Co (Thailand) (F/Universal)                    --          1,342
   Other affiliates less than $1.0 million                        --          4,308
-----------------------------------------------------------------------------------
   Total affiliates                                                     $44,884,867
Non-Affilliates:                                                                 --
-----------------------------------------------------------------------------------
   Total affiliates and non-affiliates                                  $44,884,867
===================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company reported in its Statements of Income $152, $13,003 and $45,537, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,805), respectively, less losses incurred of $152, $13,003 and $43,732, respectively, as a result of commutations with the following reinsurers:
--------------------------------------------------------------------
Company                                   2007      2006       2005
--------------------------------------------------------------------
Trenwick America                          $ --    $ 8,740    $    --
Alea Group                                  --      2,567         --
SCOR Reinsurance Company                    --         --     44,800
Other reinsurers less than $1.0 million    152      1,696        737
--------------------------------------------------------------------
Total                                     $152    $13,003    $45,537
====================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $86,207 and $82,832, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverable balances of $14,497, $32,562 and $68,909, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------
As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                         2007                    2006
----------------------------------------------------------------------------------------------
                                                 Assumed       Ceded      Assumed       Ceded
---------------------------------------------------------------------    ---------------------
Reserves transferred:
   Initial reserves                             $ 228,366    $478,934    $ 228,366    $478,934
   Adjustments - prior year(s)                   (183,349)    (26,545)    (180,756)    (35,428)
   Adjustments - current year                      16,465      17,390       (2,592)      8,883
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                      61,482     469,779       45,018     452,389
---------------------------------------------------------------------    ---------------------
Paid losses recovered:
   Prior year(s)                                   20,485     387,702       12,890     374,849
   Current year                                     8,817      13,140        7,595      12,853
---------------------------------------------------------------------    ---------------------
   Total recovered as of December 31,              29,302     400,842       20,485     387,702
---------------------------------------------------------------------    ---------------------
   Carried reserves as of December 31,          $  32,180    $ 68,937    $  24,533    $ 64,687
=====================================================================    =====================
Consideration paid or received:
   Initial reserves                             $ 212,797    $291,795    $ 212,797    $291,795
   Adjustments - prior year(s)                   (190,016)    (15,127)    (190,000)    (19,917)
   Adjustments - current year                         140         455          (15)      4,789
---------------------------------------------------------------------    ---------------------
   Total paid as of December 31,                $  22,921    $277,123    $  22,782    $276,667
=====================================================================    =====================
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized        $      --    $ 50,201    $      --    $ 50,201
   Adjustments - prior year(s)                         --       2,416           --      21,689
   Adjustments - current year                          --        (544)          --     (19,273)
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                   $      --    $ 52,073    $      --    $ 52,617
=====================================================================    =====================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company's retroactive reinsurance balances (by reinsurer) as of December 31, 2007 and 2006, are set forth in the table below:

                                                                 2007                2006
-----------------------------------------------------------------------------------------------
Reinsurer                                                 Assumed    Ceded    Assumed    Ceded
-----------------------------------------------------------------------------------------------
   American International Reinsurance Co.                 $    --   $46,592   $    --   $48,201
   American International Specialty Lines Insurance Co.    27,735        --    18,206        --
   AXA Corporate Solutions                                     --     1,429        --        --
   PEG Reinsurance Co.                                         --    14,755        --     9,320
   Commerce and Industry Insurance Company of Canada        4,405        --     6,259        --
   Lyndon Property Ins. Co.                                    --     1,206        --     1,878
   All other reinsurers less than $1.0 million                 40     4,955        68     5,288
-----------------------------------------------------------------------------------------------
      Total                                               $32,180   $68,937   $24,533   $64,687
===============================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------
Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

----------------------------------------------------------------------
                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2007:
   Direct            $     --     $100,407     $     --      $     --
   Assumed                 --       99,633      104,412            --
   Ceded              793,216           --           --       734,590
------------------------------------------     ----------------------
   Total             $793,216     $200,040     $104,412      $734,590
==========================================     ======================

                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2006:
   Direct            $     --     $ 82,285      $    --      $     --
   Assumed                 --       99,583       99,516            --
   Ceded              854,511           --           --       742,591
------------------------------------------      ---------------------
   Total             $854,511     $181,868      $99,516      $742,591
==========================================      =====================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                          2007                       2006
--------------------------------------------------------   ------------------------
                                  Deposit      Deposit       Deposit      Deposit
                                   Assets    Liabilities     Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 854,511    $181,868     $1,410,584    $ 513,961
   Deposit activity, including
      loss recoveries             (112,157)     18,932       (691,043)    (362,699)
   Interest income or expense,
      net of amortization of
      margin                        41,323        (760)       119,740       30,606
   Non-admitted asset portion        9,539          --         15,230           --
------------------------------------------------------     -----------------------
Balance at December 31           $ 793,216    $200,040     $  854,511    $ 181,868
======================================================     =======================

                                          2007                       2006
--------------------------------------------------------   ------------------------
                             Funds Held     Funds Held    Funds Held     Funds Held
                                 Assets    Liabilities       Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 99,516     $742,591     $ 457,042    $1,062,338
   Contributions                    4,923        1,072            --        64,299
   Withdrawals                        (27)     (57,101)     (374,792)     (446,200)
   Interest                            --       48,028        17,266        62,154
------------------------------------------------------     ------------------------
Balance at December 31           $104,412     $734,590     $  99,516    $  742,591
======================================================     ========================

As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $644,985 and $665,391, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $53,404 and $429,315, respectively, and funds held on deposit accounting liability of $1,422 and $288,474, respectively. During 2006, the Company commuted $42,505 of the deposit assets and $42,505 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $102,399, funds held on deposit accounting - $350,522, deposit accounting liability - $332,220, and funds held on deposit accounting liability - $86,613.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------
The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax payables in the accompanying Statements of Liabilities, Capital and Surplus were due to the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

As of December 31,                                             2007         2006
-----------------------------------------------------------------------------------
Gross deferred tax assets                                   $1,270,713   $1,221,399
Gross deferred tax liabilities                                (664,295)    (625,778)
Non-admitted deferred tax assets in accordance with
   SSAP No. 10, income taxes                                  (235,222)    (209,992)
-----------------------------------------------------------------------------------
Net admitted deferred tax assets                            $  371,196   $  385,629
===================================================================================
Decrease (Increase) in non admitted deferred tax assets
   Adjustment to December 31, 2006 Surplus                  $   20,328
Change in non-admitted deferred tax assets - current year   $  (45,558)
-----------------------------------------------------------------------
Change in non admitted deferred tax assets                  $  (25,230)
=======================================================================

--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

For the years ended December 31,                2007       2006        2005
-----------------------------------------------------------------------------
Income tax expense (benefit) on net
   underwriting and net investment income     $424,726   $217,553   $(106,539)
Federal income tax adjustment - prior years     85,892    (43,980)     (1,377)
-----------------------------------------------------------------------------
Current income tax expense (benefit)          $510,618   $173,573   $(107,916)
=============================================================================
Income tax on realized capital gains          $  3,076   $ 12,835   $  24,064
=============================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, along with the changes in deferred income taxes for 2006, is set forth in the table below:

------------------------------------------------------------------------------------------------------------------
As of December 31,                                                               2007          2006        Change
------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Loss reserve discount                                                      $  405,802    $  346,399    $ 59,403
   Non-admitted assets                                                           230,398       219,959      10,439
   Unearned premium reserve                                                      315,959       308,271       7,688
   Partnerships                                                                  121,188       117,123       4,065
   Bad debt                                                                      155,992       194,119     (38,127)
   Deferred tax remediation adjustments to December 31, 2006 surplus                  --        20,328     (20,328)
   Other temporary differences                                                    41,374        15,200      26,174
   ---------------------------------------------------------------------------------------------------------------
      Gross deferred tax assets                                                1,270,713     1,221,399      49,314
   Non-admitted deferred tax assets                                             (235,222)     (189,664)    (45,558)
   Non-admitted deferred tax assets adjustments to December 31 2006 surplus                    (20,328)     20,328
   ---------------------------------------------------------------------------------------------------------------
      Admitted deferred tax assets                                             1,035,491     1,011,407      24,084
   ---------------------------------------------------------------------------------------------------------------
   Unrealized capital gains                                                     (310,305)     (272,004)    (38,301)
   Investments                                                                  (311,198)     (311,367)        169
   Other temporary differences                                                   (42,792)      (42,407)       (385)
   ---------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
      Net admitted deferred tax assets                                        $  371,196    $  385,629    $(14,433)
   ===============================================================================================================
   Gross deferred tax assets                                                  $1,270,713    $1,221,399    $ 49,314
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
   Net deferred tax assets                                                    $  606,418    $  595,621      10,797
   ===================================================================================================
   Income tax effect of unrealized capital  gains                                                           38,301
   ---------------------------------------------------------------------------------------------------------------
   Income tax effect of unrealized capital  gains - remediation adjustments                                 42,938
   ---------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes                                                                    $ 92,036
   ===============================================================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2007, 2006 and 2005 are as follows:

                                                              2007                       2006                      2005
--------------------------------------------------------------------------------------------------------------------------------
                                                      Amount      Tax Effect     Amount      Tax Effect    Amount     Tax Effect
--------------------------------------------------------------    ----------   ----------    ----------   ---------   ----------
Net income before federal income taxes and          $1,798,601    $ 629,510    $1,307,263    $ 457,542    $  48,062    $ 16,822
   capital gains taxes
Book to tax adjustments:
      Tax exempt income and dividends received        (766,259)    (268,191)     (422,522)    (147,883)    (358,917)   (125,621)
         deduction
      Intercompany dividends                          (139,912)     (48,969)     (164,797)     (57,679)    (149,147)    (52,202)
      Meals and entertainment                            1,846          646         1,174          411           --          --
      Non-deductible penalties                           1,592          557         1,620          567           --          --
      Change in non-admitted assets                    (29,824)     (10,439)     (247,883)     (86,759)          --          --
      Federal income tax adjustments - prior year           --       80,466            --       (3,019)          --      (1,377)
      Remediation adjustments                               --           --            --           --           --     (41,254)
      Change in tax reserves                                --       38,078            --           --           --
      Foreign tax credits                                   --           --            --           --           --     (15,200)
      Other                                                 --           --            --      (10,524)          --       2,102
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
         Total book to tax adjustments                (932,557)    (207,852)     (832,408)    (304,886)    (508,064)   (233,552)
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
Total federal taxable income and tax                $  866,044    $ 421,658    $  474,855    $ 152,656    $(460,002)  $(216,730)
==============================================================    =========    ==========    =========    =========   =========
Current federal income tax                                        $ 510,618                  $ 173,573                $(107,916)
Income tax on net realized capital gains                              3,076                     12,835                   24,064
Change in net deferred income taxes                                 (92,036)                   (33,752)                (132,878)
                                                                  ---------                  ---------                ---------
Total federal income tax                                          $ 421,658                  $ 152,656                $(216,730)
                                                                  =========                  =========                =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2007 is set forth in the table below:

-------------------------------------------------------------------------
Current year                                                     $358,368
First preceding year                                             $210,160
-------------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $304,501 during 2007, $764,410 during 2006 and $(1,207) during 2005.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

--------------------------------------------------------------
Gross unrecognized tax benefits at January 1,           2007
--------------------------------------------------------------
   Increases in tax positions for prior years          $ 5,455
   Decreases in tax positions for prior years           35,014
   Increases in tax positions for current years             --
   Lapse in statute of limitations                          --
   Settlements                                              --
--------------------------------------------------------------
Gross unrecognized tax benefits at December 31, 2007   $40,469
==============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $40,469. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $40,469.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, NUFIC had accrued $861 and $7,445 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,584 of interest and penalties in the Consolidated Statement of Income.

The Company does not believe that there will be a material change to balance of unrecognized tax benefits within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

Major Tax Jurisdictions                                          Open Tax Years
-------------------------------------------------------------------------------
United States                                                         1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------
A.   Pension Plan
     ------------
     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.
     -----------------------------------------------------------
     As of December 31,                     2007         2006
     -----------------------------------------------------------
     Fair value of plan assets           $3,004,869   $2,637,415
     Less projected benefit obligation    2,719,971    2,673,615
     -----------------------------------------------------------
     Funded status                       $  284,898   $  (36,200)
     ===========================================================

     The Company's share of net expense for the qualified pension plan was to $5,279, $9,500 and $6,900 for the years ended December 31, 2007, 2006 and
     2005, respectively.

B.   Postretirement Benefit Plans
     ----------------------------
     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences, as of December 31, 2007, 2006 were $190,417 and $184,884 respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $328, $300 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

------------------------------------------------------------------------------------------------------
As of December 31,                                  2007                2006                2005
------------------------------------------------------------------------------------------------------
   Discount rate                                   6.50%               6.00%               5.50%
   Rate of compensation increase (average)         4.25%               4.25%               4.25%
   Measurement date                          December 31, 2007   December 31, 2006   December 31, 2005
   Medical cost trend rate                          N/A                 N/A                 N/A
======================================================================================================

C.   Stock Options and Deferred Compensation Plan
     --------------------------------------------
     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,808, $6,588 and $2,298, respectively, of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Absences
     -------------------------------------------------
     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------
A.   Capital and Surplus
     -------------------
     The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:
     -------------------------------------------------------
                                      2007            2006
     -------------------------------------------------------
     Unrealized gains and losses   $6,793,943     $5,412,999
     Non-admitted asset values     $ (983,843)    $(980,573)
     Provision for reinsurance     $ (121,714)    $(134,981)
     =======================================================
     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $170,440 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

     During 2005, the board of directors of AIG authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and LAE reserve strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate Parent contributed $199,830 in cash to the Company. In connection therewith, as of December 31, 2005, the Company reported a receivable of $199,830 with its Ultimate Parent and increased its Capital in Excess of Par Value accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the Commonwealth of Pennsylvania.

B.   Risk-Based Capital Requirements
     -------------------------------
     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
C.   Dividend Restrictions
     ---------------------
     Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2007, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2007, the maximum dividend payments, which may be made without prior approval during 2008, is approximately $1,284,907.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2007, the Company paid $1,120,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

NOTE 12 - CONTINGENCIES
-----------------------
A.   Legal Proceedings
     -----------------
     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

     The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
     Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

     A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

     The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

     On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

     A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

     Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                      Asbestos Losses                  Environmental Losses
-----------------------------------------------------------------------------------------------------------------
                                               2007         2006         2005        2007       2006       2005
--------------------------------------------------------------------------------   ------------------------------
Direct:
Loss and LAE reserves, beginning of year    $1,159,145   $1,148,049   $  731,546   $188,294   $304,714   $271,161
   Incurred losses and LAE                      36,688      168,760      517,176       (494)   (80,032)    66,554
   Calendar year paid losses and LAE          (158,189)    (157,664)    (100,673)   (43,047)   (36,388)   (33,001)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE Reserves, end of year          $1,037,644   $1,159,145   $1,148,049   $144,753   $188,294   $304,714
================================================================================   ==============================
Assumed:
Loss and LAE reserves, beginning of year    $  102,751   $  102,810   $   95,171   $  5,223   $  6,926   $  6,994
   Incurred losses and LAE                       5,447       15,128       15,540      1,463     (1,543)       876
   Calendar year paid losses and LAE           (13,563)     (15,187)      (7,901)      (424)      (160)      (944)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $   94,635   $  102,751   $  102,810   $  6,262   $  5,223   $  6,926
================================================================================   ==============================
Net of reinsurance:
Loss and LAE reserves, beginning of year    $  562,722   $  547,037   $  367,609   $ 97,333   $142,476   $149,915
   Incurred losses and LAE                      10,719       88,346      220,900      1,785    (23,564)    17,322
   Calendar year paid losses and LAE           (83,569)     (72,661)     (41,472)   (23,510)   (21,579)   (24,761)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $  489,872   $  562,722   $  547,037   $ 75,608   $ 97,333   $142,476
================================================================================   ===============================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                     Asbestos Losses                   Environmental Losses
--------------------------------------------------------------------------------    -----------------------------
                                              2007          2006         2005        2007       2006       2005
--------------------------------------------------------------------------------    -----------------------------
Direct basis                                  $653,522     $777,367     $823,535    $59,210    $74,353   $133,323
Assumed reinsurance basis                       47,441       65,323       64,449      1,257        648      1,460
Net of ceded reinsurance basis                 331,405      399,766      394,423     27,383     39,609     64,576
-----------------------------------------------------------------------------------------------------------------

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                   Asbestos Losses                     Environmental Losses
--------------------------------------------------------------------------------    ----------------------------
                                               2007         2006         2005        2007       2006      2005
--------------------------------------------------------------------------------    ----------------------------
Direct basis                                   $72,614      $86,374      $91,504    $25,376    $31,866   $57,138
Assumed reinsurance basis                        6,935        7,258        7,161        370        278       626
Net of ceded reinsurance basis                  36,486       44,418       43,825     11,567     16,975    27,675
----------------------------------------------------------------------------------------------------------------

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   Leases
     ------

     The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through July 14, 2014. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $42,333, $42,200 and $30,200 in 2007, 2006 and 2005, respectively.

     At January 1, 2008, the minimum aggregate annual rental commitments are as follows:

                  2008                           $ 48,712
                  2009                             46,283
                  2010                             47,921
                  2011                             47,364
                  2012                             45,411
                  Thereafter                      156,372
                  ----------------------------------------
                  Total minimum lease payments   $392,063
                  ========================================

     Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements; the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $873,000, and included unrecorded loss contingencies of $847,400.

     The Company has entered into a credit agreement with its Ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $1,500,000. As of December 31, 2007, the Company had no outstanding loan balances due from its Ultimate Parent related to this credit arrangement.

     The Company has committed to make loans to its affiliate, National Union Fire Insurance of Vermont, up to but not exceeding $120,000. The commitment will terminate on December 31, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

     During 2006, the Company terminated its commitment to make loans to its affiliate, Audubon Insurance Company, up to but not exceeding $100,000.

     As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $444,051. The Company expects only a small portion of this additional capital will be called upon during 2008.

     The Company has committed to provide (pound)50,000 pounds sterling in capital to a Lloyd's Syndicate. The Company accrued a loss of (pound)10,783 pounds sterling ($21,349) at December 31, 2007.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------
The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,821,635 and $4,046,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims was $305,720 and $351,408, respectively, of which $17,176 and $20,800, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $130, $1,419 and $20, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of Admitted assets were comprised of the following balances:

-------------------------------------------------------------------
Other Admitted Assets                           2007         2006
-------------------------------------------------------------------
Guaranty funds receivable or on deposit       $  19,495   $  19,232
Loss funds on deposit                           101,440      88,957
Outstanding loss drafts - suspense accounts     454,210     517,019
Accrued recoverables and other assets            16,717       4,952
Retroactive reinsurance recoverable              14,159      (5,469)
Allowance for doubtful accounts                (414,096)   (453,070)
-------------------------------------------------------------------
   Total other admitted assets                $ 191,925   $ 171,621
===================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
period of five to ten years. As of December 31, 2007 and 2006, the Company's liability for insolvency assessments amounted to $41,195 and $32,700, respectively, with related assets for premium tax credits of $19,495 and $19,200, respectively. Of the amount accrued, the Company expects to pay approximately $21,701 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,710 of premium tax offset credits and the associated liability in years two through five. The remaining $6,784 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $414,096 and $453,070, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2007, 2006 and 2005, the Company recorded $94,880, $52,526 and $153,838, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statement of Income. In 2005, an additional amount of $208,106 was reported as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:
-------------------------------------------------------------------------
Other Liabilities                                       2007        2006
-------------------------------------------------------------------------
Accrued retrospective premiums                        $ 43,897   $ 81,279
Remittances not allocated                               41,289     39,309
Loss clearing                                           16,177     12,841
Deferred commission earnings                            12,550     10,596
Amounts withheld or retained by company for             14,947      4,434
   account of  others
Retroactive reserve payable                             17,205    (15,684)
Other liabilities, includes suspense accounts,         225,941    162,859
   experience account balances and certain accruals
-------------------------------------------------------------------------
   Total other liabilities                            $372,006   $295,634
=========================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 14 - SUBSEQUENT EVENT
--------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

     (1) Audited Financial Statements of Variable Account A of American International Life Assurance Company of New York for the year ended December 31, 2007 are included in Part B of the registration statement.

     (2) Audited Financial Statements of American International Life Assurance Company of New York for the years ended December 31, 2007, 2006 and 2005 are included in Part B of the registration statement.

     (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007 are included in Part B of the registration statement.

(b)  Exhibits.

     (1) Certificate of Resolution for American International Life Assurance Company of New York pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

     (2)         N/A

     (3)(a) Distribution Agreement between American International Life Assurance Company of New York and American General Equity Services Corporation, effective May 1, 2003. (8)

     (3)(b)      Form of Selling Group Agreement. (11)

     (4)(a) Form of Individual Variable Annuity Single Purchase Payment Policy (45649-4/87). (1)

     (4)(b)      Form of Individual Variable Annuity Policy (21VAN0896NY). (1)

     (4)(c)      Form of Group Variable Annuity Policy (21GVAN897NY). (1)

     (4)(d)      Form of Variable Annuity Certificate of Coverage(26GVAN897NY).
                 (1)

     (4)(e)      Form of Group Immediate Variable Annuity Contract (21GVIA1000).
                 (2)

     (4)(f) Form of Individual Variable Annuity Policy (26GVIA1000) and Certificate Schedule. (2)

     (4)(g)      Form of Group Variable Annuity Group Contract (21GVAN999). (3)

     (4)(h)      Form of Variable Annuity Certificate of Coverage (26GVAN999NY).
                 (3)

     (4)(i) Form of Immediate Variable Annuity Certificate of Coverage and Contract (26GVIA1000). (5)

     (4)(j) Form of Variable Annuity Certificate of Coverage and Contract (26GNSVAN800). (4)

     (4)(k) Form of Endorsement - Initial Allocation of Net Single Premium (No. 26GVMM403). (10)

     (4)(l) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 21GVIA1000. (13)

     (4)(m) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 26GVIA1000.
                 (13)

     (4)(n)      Form of Certificate Schedule, Form No. 14EGAN403. (13)

     (4)(o) Form of Single Premium Group Immediate Variable Annuity Contract, Form No. 26GVIA1000. (19)

     (4)(p) Form of Endorsement Cancellation Option, Form No. 26GVCO403-Rev(11/05). (19)

     (5)(a)      Form of Single Premium Variable Annuity Application (52971
                 11/96). (1)

     (5)(b)      Form of Group Variable Annuity Application (24GVAN897). (1)

     (5)(c) Form of Variable Annuity Enrollment Form, AGE, (24GVIA1000 rev041906) (17)

     (5)(d) Form of Variable Annuity Enrollment Form, RET, (24GVIA1000 rev041906) (17)

     (6)(a) Charter of American International Life Assurance Company of New York, dated March 5, 1962, filed with the State of New York Insurance Department on March 16, 1962. (1)

     (6)(b) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972. (1)

     (6)(c) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985. (1)

     (6)(d) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987. (1)

     (6)(e) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989. (1)

     (6)(f) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991. (1)

     (6)(g) Amended and Restated Bylaws of American International Life Assurance Company of New York, adopted July 25, 2002. (8)

     (7)(a) Reinsurance Agreement between American International Life Assurance Company and Swiss Re Life Company America. (20)

     (8)(a) Form of Fund Participation Agreement between American International Life Assurance Company of New York and Alliance Global Investor Services, Inc. dated February, 2002. (6)

     (8)(b) Form of Business Agreement between American International Life Assurance Company of New York and American Funds Distributors, Inc. dated February, 2002. (6)

     (8)(c) Form of Participation Agreement between American International Life Assurance Company of New York and MFS Fund Distributors, Inc. dated February, 2002. (6)

     (8)(d)(i) Form of Participation Agreement between American International Life Assurance Company of New York and Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, dated May 15, 1998. (5)

     (8)(d)(ii) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management, Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd,
                 LLP) and American International Life Assurance Company of New York, dated October 1, 2001. (8)

     (8)(e) Form of Participation Agreement between American International Life Assurance Company of New York and Oppenheimer Funds Distributor, Inc. dated February, 2002. (6)

     (8)(f) Form of Participation Agreement between American International Life Assurance Company of New York and Putnam Retail management, L.P. dated February, 2002. (6)

     (8)(g)(i) Form of Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. dated December 27, 2001. (5)

     (8)(g)(ii) Form of Addendum to Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. (9)

     (8)(g)(iii) Form of Participation Agreement among Vanguard Variable
                 Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American International Life Assurance Company of New York. (9)

     (8)(h) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and American International Life Assurance Company of New York. (20)

     (8)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between American Funds and American International Life Assurance Company of New York. (21)

     (8)(j) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American International Life Assurance Company of New York. (21)

     (8)(k) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American International Life Assurance Company of New York. (21)

     (8)(l) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American International Life Assurance Company of New York. (21)

     (8)(m) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American International Life Assurance Company of New York. (20)

     (8)(n) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American International Life Assurance Company of New York. (20)

     (8)(o)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York. (8)

     (8)(o)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated May 21, 1975. (8)

     (8)(o)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated
                 February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated September 23, 1975. (8)

     (8)(o)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated December 30, 1998. (8)

     (8)(o)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, effective January 1, 2002. (8)

     (8)(o)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, effective January 1, 2002. (11)

     (8)(o)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated
                 February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (12)

     (8)(p) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (14)

     (8)(q) AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc. (14)

     (9)(a) Opinion and Consent of Counsel, Kenneth D. Walma, for American International Life Assurance Company of New York, dated May 1, 2002. (7)

     (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (15)

     (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (15)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

     (11)        N/A

     (12)        N/A

     (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (16)

     (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (18)

     (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (22)

--------------------------------------------------------------------------------
(1) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to Form N-4 (File No. 33-39170) of Variable Account A of American International Life Assurance Company of New York filed on October 27, 1998.

(2) Incorporated by reference to Registrant's Registration Statement to N-4 (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on June 20, 2001.

(3) Incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-63730) of Variable Account A of American International Life Assurance Company of New York filed on June 25, 2001.

(4) Incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-67866) of Variable Account A of American International Life Assurance Company of New York filed on August 17, 2001.

(5) Incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on February 13, 2002.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on May 1, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on April 25, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 25, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on October 17, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 27, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 2, 2005.

(13) Incorporated by reference to the initial filing of Form N-4 Registration Statement (File No. 333-108724) of Variable Account A of American International Life Assurance Company of New York filed on September 12, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on October 24, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on March 24, 2006.

(17) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on May 1, 2006.

(18) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on June 22, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on July 13, 2006.

(20) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2007.

(21) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on May 1, 2007.

(22) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on April 30, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President -AIG Benefit Solutions Profit
3600 Route 66                  Center and Chief Executive Officer - AIG Benefit
Neptune, NJ 07754-1580         Solutions Profit Center

Patrick J. Foley               Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane B. Fortin            Director, Executive Vice President and Chief
2929 Allen Parkway             Financial Officer
Houston, TX 77019

James A. Galli                 Director and Senior Vice President
70 Pine Street
New York, NY 10270

Cecil C. Gamwell, III          Director
419 W. Beach Rd.
Charleston, RI 02813

Jack R. Harnes                 Director
70 Pine Street
New York, NY 10270

David L. Herzog                Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, President-Life Profit Center and Chief
750 West Virginia Street       Executive Officer-Life Profit Center
Milwaukee, WI 53204

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

John I. Howell                 Director
Indian Rock Corp.
263 Glenville Rd., 2nd Floor
Greenwich, CT 06831

David W. O'Leary               Director, President-Specialty Markets Group and
2929 Allen Parkway             Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick                Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

Matthew Winter                 Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II            President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Dennis Roberts                 President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard D. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Robert E. Steele               President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                       President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG Benefit
Neptune, NJ 07754              Solutions Profit Center

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

Steven D. Anderson             Senior Vice President-Life Profit Center and
2929 Allen Parkway             Chief Financial Officer-Life Profit Center
Houston, TX 77019

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Patricia A. Bosi               Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

Robert M. Goldbloom            Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding           Senior Vice President and Chief Underwriting
70 Pine Street                 Officer
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing
2929 Allen Parkway             Officer-Independent Agency Group
Houston, TX 77019

William J. Packer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael W. Witwer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President
3600 Route 66
Neptune, NJ 07754-1580

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby                Vice President
3600 Route 66
Neptune, NJ 07754-1580

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Joseph S. Cella                Vice President
70 Pine Street
New York, NY 10270

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                 Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick           Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Donald E. Huffner              Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Richard D. McFarland           Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna Osmonson                Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Rodney E. Rishel               Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Richard W. Scott               Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF
BUSINESS ADDRESS               NEW YORK
----------------------------   -------------------------------------------------
Dale Stewart                   Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
American International Group, Inc./(2)/                                              Delaware        /(3)/
   AIG Capital Corporation                                                           Delaware     100
      AIG Capital India Private Limited                                                 India   99.99/(4)/
        AIG Global Asset Management Company (India) Private Limited                     India      99/(5)/
      AIG Consumer Finance Group, Inc.                                               Delaware     100

                              SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG Bank Polska S.A.                                                          Poland   99.92
         AIG Credit SA                                                                 Poland     100
         Compania Financiera Argentina S.A.                                         Argentina     100
      AIG Credit Corp.                                                               Delaware     100
         A.I. Credit Consumer Discount Company                                   Pennsylvania     100
         A.I. Credit Corp.                                                      New Hampshire     100
         AICCO, Inc.                                                                 Delaware     100
         AICCO, Inc.                                                               California     100
         AIG Credit Corp. of Canada                                                    Canada     100
         Imperial Premium Funding, Inc.                                              Delaware     100
      AIG Equipment Finance Holdings, Inc.                                           Delaware     100
         AIG Commercial Equipment Finance, Inc.                                      Delaware     100
            AIG Commercial Equipment Finance Company, Canada                           Canada     100
         AIG Rail Services, Inc.                                                     Delaware     100
      AIG Finance Holdings, Inc.                                                     New York     100
         AIG Finance (Hong Kong) Limited                                            Hong Kong     100
      American General Finance, Inc.                                                  Indiana     100
         American General Auto Finance, Inc.                                         Delaware     100
         American General Finance Corporation                                         Indiana     100
            Merit Life Insurance Co.                                                  Indiana     100
            MorEquity, Inc.                                                            Nevada     100
               Wilmington Finance, Inc.                                              Delaware     100
            Ocean Finance and Mortgages Limited                                       England     100
            Yosemite Insurance Company                                                Indiana     100
               CommoLoCo, Inc.                                                    Puerto Rico     100
      American General Financial Services of Alabama, Inc.                           Delaware     100
      AIG Global Asset Management Holdings Corp.                                     Delaware     100
         AIG Asset Management Services, Inc.                                         Delaware     100
         AIG Capital Partners, Inc.                                                  Delaware     100
         AIG Equity Sales Corp.                                                      New York     100
         AIG Global Investment Corp.                                               New Jersey     100
         AIG Global Real Estate Investment Corp.                                     Delaware     100
         AIG Securities Lending Corp.                                                Delaware     100
         Brazos Capital Management, L.P.                                             Delaware     100
      International Lease Finance Corporation                                      California   67.23/(6)/
   AIG Egypt Insurance Company S.A.E.                                                   Egypt   90.05/(7)/
   AIG Federal Savings Bank                                                               USA     100
   AIG Financial Advisor Services, Inc.                                              Delaware     100
      AIG Global Investment (Luxembourg) S.A.                                      Luxembourg     100
   AIG Financial Products Corp.                                                      Delaware     100
      AIG Matched Funding Corp.                                                      Delaware     100
      Banque AIG                                                                       France      90/(8)/
   AIG Funding, Inc.                                                                 Delaware     100
   AIG Global Trade & Political Risk Insurance Company                             New Jersey     100
   AIG Israel Insurance Company Ltd.                                                   Israel   50.01

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
   AIG Kazakhstan Insurance Company                                                Kazakhstan      60
AIG Life Holdings (International) LLC                                                Delaware     100
      AIG Star Life Insurance Co., Ltd.                                                 Japan     100
      American International Reinsurance Company, Ltd.                                Bermuda     100
         AIG Edison Life Insurance Company                                              Japan      90/(9)/
         American International Assurance Company, Limited                          Hong Kong     100
         American International Assurance Company (Australia) Limited               Australia     100
         American International Assurance Company (Bermuda) Limited                   Bermuda     100
            American International Assurance Co. (Vietnam) Limited                    Vietnam     100
            Tata AIG Life Insurance Company Limited                                     India      26
         Nan Shan Life Insurance Company, Ltd.                                         Taiwan   95.27
AIG Life Holdings (US), Inc.                                                            Texas     100
      AGC Life Insurance Company                                                     Missouri     100
         AIG Annuity Insurance Company                                                  Texas     100
         AIG Life Holdings (Canada), ULC                                               Canada     100
            AIG Assurance Canada                                                       Canada     100
            AIG Life Insurance Company of Canada                                       Canada     100
         AIG Life of Bermuda, Ltd.                                                    Bermuda     100
         AIG Life Insurance Company                                                  Delaware     100
         American General Life and Accident Insurance Company                       Tennessee     100
            Volunteer Vermont Holdings, LLC                                           Vermont     100
               Volunteer Vermont Reinsurance Company                                  Vermont     100
         American General Life Insurance Company                                        Texas     100
            AIG Enterprise Services, LLC                                             Delaware     100
            American General Annuity Service Corporation                                Texas     100
            American General Life Companies, LLC                                     Delaware     100
            The Variable Annuity Life Insurance Company                                 Texas     100
               AIG Retirement Services Company                                          Texas     100
         American International Life Assurance Company of New York                   New York     100
         American General Bancassurance Services, Inc.                               Illinois     100
         American General Property Insurance Company                                Tennessee   51.85/(10)/
            American General Property Insurance Company of Florida                    Florida     100
      The United States Life Insurance Company in the City of New York               New York     100
American General Assurance Company                                                   Illinois     100
      American General Indemnity Company                                             Illinois     100
      American General Investment Management Corporation                             Delaware     100
      American General Realty Investment Corporation                                    Texas     100
      Knickerbocker Corporation                                                         Texas     100
AIG Life Insurance Company of Puerto Rico                                         Puerto Rico     100
AIG Life Insurance Company (Switzerland) Ltd.                                     Switzerland     100
AIG Liquidity Corp.                                                                  Delaware     100
AIG Privat Bank AG                                                                Switzerland     100
AIG Property Casualty Group, Inc.                                                    Delaware     100
      AIG Commercial Insurance Group, Inc.                                           Delaware     100
         AIG Aviation, Inc.                                                           Georgia     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG Casualty Company                                                    Pennsylvania     100
         AIG Risk Management, Inc.                                                   New York     100
         AIU Insurance Company                                                       New York      52/(11)/
            AIG General Insurance Company China Limited                                 China     100
            AIG General Insurance (Taiwan) Co., Ltd.                                   Taiwan     100
         American Home Assurance Company                                             New York     100
            AIG General Insurance (Malaysia) Berhad                                  Malaysia     100
            AIG Hawaii Insurance Company, Inc.                                         Hawaii     100
               American Pacific Insurance Company, Inc.                                Hawaii     100
            American International Realty Corp.                                      Delaware    31.5/(12)/
            Pine Street Real Estate Holdings Corp.                              New Hampshire   31.47/(13)/
            Transatlantic Holdings, Inc.                                             Delaware   33.24/(14)/
               Transatlantic Reinsurance Company                                     New York     100
               Putnam Reinsurance Company                                            New York     100
               Trans Re Zurich                                                    Switzerland     100
         American International Surplus Lines Agency, Inc.                         New Jersey     100
         Audubon Insurance Company                                                  Louisiana     100
            Agency Management Corporation                                           Louisiana     100
               The Gulf Agency, Inc.                                                  Alabama     100
            Audubon Indemnity Company                                             Mississippi     100
         Commerce and Industry Insurance Company                                     New York     100
            American International Insurance Company                                 New York      50/(15)/
               AIG Advantage Insurance Company                                      Minnesota     100
               American International Insurance Company of California, Inc.        California     100
               American International Insurance Company of New Jersey              New Jersey     100
         Commerce and Industry Insurance Company of Canada                             Canada     100
         The Insurance Company of the State of Pennsylvania                      Pennsylvania     100
         Landmark Insurance Company                                                California     100
         National Union Fire Insurance Company of Pittsburgh, Pa                 Pennsylvania     100
            AIG Domestic Claims, Inc.                                                Delaware     100
            American International Specialty Lines Insurance Company                 Illinois      70/(16)/
            Lexington Insurance Company                                              Delaware      70/(17)/
               AIG Centennial Insurance Company                                  Pennsylvania     100
               AIG Auto Insurance Company of New Jersey                            New Jersey     100
               AIG Preferred Insurance Company                                   Pennsylvania     100
               AIG Premier Insurance Company                                     Pennsylvania     100
               AIG Indemnity Insurance Company                                   Pennsylvania     100
               JI Accident & Fire Insurance Company, Ltd.                               Japan      50
            National Union Fire Insurance Company of Louisiana                      Louisiana     100
            National Union Fire Insurance Company of Vermont                          Vermont     100
            21st Century Insurance Group                                             Delaware      32/(18)/
               21st Century Casualty Company                                       California     100
               21st Century Insurance Company                                      California     100
               21st Century Insurance Company of the Southwest                          Texas     100
            AIG Excess Liability Insurance Company Ltd.                              Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
               AIG Excess Liability Insurance International Limited                   Ireland     100
         New Hampshire Insurance Company                                         Pennsylvania     100
            AI Network Corporation                                                   Delaware     100
            AIG Europe, S.A.                                                           France   70.48/(19)/
            American International Pacific Insurance Company                         Colorado     100
            American International South Insurance Company                       Pennsylvania     100
            Granite State Insurance Company                                      Pennsylvania     100
            Illinois National Insurance Co.                                          Illinois     100
            New Hampshire Indemnity Company, Inc.                                Pennsylvania     100
               AIG National Insurance Company, Inc.                                  New York     100
            New Hampshire Insurance Services, Inc.                              New Hampshire     100
         Risk Specialists Companies, Inc.                                            Delaware     100
         HSB Group, Inc.                                                             Delaware     100
         The Hartford Steam Boiler Inspection and Insurance Company               Connecticut     100
         The Hartford Steam Boiler Inspection and Insurance Company of
         Connecticut                                                              Connecticut     100
         HSB Engineering Insurance Limited                                            England     100
            The Boiler Inspection and Insurance Company of Canada                      Canada     100
         United Guaranty Corporation                                           North Carolina   36.31/(20)/
         A.I.G. Mortgage Holdings Israel, Ltd.                                         Israel   87.32
            E.M.I. - Ezer Mortgage Insurance Company, Ltd.                             Israel     100
         AIG United Guaranty Agenzia Di Assirazione S.R.L                               Italy     100
         AIG United Guaranty Insurance (Asia) Limited                               Hong Kong     100
         AIG United Guaranty Mexico, S.A.                                              Mexico     100
         AIG United Guaranty Mortgage Insurance Company Canada                         Canada     100
         AIG United Guaranty Re, Ltd.                                                 Ireland     100
         United Guaranty Insurance Company                                     North Carolina     100
         United Guaranty Mortgage Insurance Company                            North Carolina     100
         United Guaranty Mortgage Insurance Company of North Carolina          North Carolina     100
         United Guaranty Partners Insurance Company                                   Vermont     100
         United Guaranty Residential Insurance Company                         North Carolina   75.03/(21)/
            United Guaranty Credit Insurance Company                           North Carolina     100
            United Guaranty Commercial Insurance Company of North
            Carolina                                                           North Carolina     100
            United Guaranty Mortgage Indemnity Company                         North Carolina     100
         United Guaranty Residential Insurance Company of North Carolina       North Carolina     100
         United Guaranty Services, Inc.                                        North Carolina     100
         AIG Marketing, Inc.                                                         Delaware     100
         American International Insurance Company of Delaware                        Delaware     100
      Hawaii Insurance Consultants, Ltd.                                               Hawaii     100
         AIG Retirement Services, Inc.                                               Delaware     100
         SunAmerica Life Insurance Company                                            Arizona     100
         SunAmerica Investments, Inc.                                                 Georgia      70/(22)/
            AIG Advisor Group, Inc.                                                  Maryland     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
               AIG Financial Advisors, Inc.                                          Delaware     100
               Advantage Capital Corporation                                         New York     100
               American General Securities Incorporated                                 Texas     100
               FSC Securities Corporation                                            Delaware     100
               Royal Alliance Associates, Inc.                                       Delaware     100
         AIG SunAmerica Life Assurance Company                                        Arizona     100
            AIG SunAmerica Asset Management Corp.                                    Delaware     100
               AIG SunAmerica Capital Services, Inc.                                 Delaware     100
         First SunAmerica Life Insurance Company                                     New York     100
         AIG Global Services, Inc.                                              New Hampshire     100
         AIG Trading Group Inc.                                                      Delaware     100
         AIG International Inc.                                                      Delaware     100
         AIU Holdings LLC                                                            Delaware     100
         AIG Central Europe & CIS Insurance Holdings Corporation                     Delaware     100
         AIG Bulgaria Insurance and Reinsurance Company EAD                          Bulgaria     100
         AIG Czech Republic pojistovna, a.s.                                   Czech Republic     100
         AIG Memsa Holdings, Inc.                                                    Delaware     100
         AIG Hayleys Investment Holdings (Private) Ltd.                             Sri Lanka      80
            Hayleys AIG Insurance Company Limited                                   Sri Lanka     100
         AIG Iraq, Inc.                                                              Delaware     100
         AIG Lebanon S.A.L.                                                           Lebanon     100
         AIG Libya, Inc.                                                             Delaware     100
         AIG Sigorta A.S.                                                              Turkey     100
         Tata AIG General Insurance Company Limited                                     India      26
         AIU Africa Holdings, Inc.                                                   Delaware     100
         AIG Kenya Insurance Company Limited                                            Kenya   66.67
         AIU North America, Inc.                                                     New York     100
         American International Underwriters Corporation                             New York     100
   American International Underwriters Overseas, Ltd.                                 Bermuda     100
      A.I.G. Colombia Seguros Generales S.A.                                         Colombia      94/(23)/
      AIG Brasil Companhia de Seguros S.A.                                             Brazil      50
      AIG Europe (Ireland) Limited                                                    Ireland     100
      AIG General Insurance (Thailand) Ltd.                                          Thailand     100
      AIG General Insurance (Vietnam) Company Limited                                 Vietnam     100
      AIG MEMSA Insurance Company Limited                                         United Arab
                                                                                     Emirates     100
      AIG UK Holdings Limited                                                         England    82.8/(24)/
         AIG Germany Holding GmbH                                                     Germany     100
            Wurttembergische und Badische Versicherungs-AG                            Germany     100
               DARAG Deutsche Versicherungs-und
               Ruckversicherungs-Aktiengesellschaft                                   Germany     100
         AIG UK Financing Limited                                                     England     100
            AIG UK Sub Holdings Limited                                               England     100
               AIG UK Limited                                                         England     100

                               SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                 OF VOTING
                                                                                                SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION    IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
               AIG UK Services Limited                                                England     100
      AIG Takaful - Enaya B.S.C.                                                      Bahrain     100
      American International Insurance Company of Puerto Rico                     Puerto Rico     100
      Arabian American Insurance Company (Bahrain) E.C.                               Bahrain     100
      La Meridional Compania Argentina de Seguros S.A.                              Argentina     100
      La Seguridad de Centroamerica Compania de Seguros S.A.                        Guatemala     100
      Richmond Insurance Company Limited                                              Bermuda     100
      Underwriters Adjustment Company, Inc.                                            Panama     100
   American Life Insurance Company                                                   Delaware     100
      AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                      Bulgaria     100
      ALICO, S.A.                                                                      France     100
      First American Polish Life Insurance and Reinsurance Company, S.A.               Poland     100
      Inversiones Interamericana S.A.                                                   Chile   99.99
      Pharaonic American Life Insurance Company                                         Egypt   74.87/(25)/
      Unibanco AIG Seguros S.A.                                                        Brazil   46.06/(26)/
   American Security Life Insurance Company, Ltd.                                Lichtenstein     100
   Delaware American Life Insurance Company                                          Delaware     100
   Mt. Mansfield Company, Inc.                                                        Vermont     100
   The Philippine American Life and General Insurance Company                     Philippines   99.78
      Pacific Union Assurance Company                                              California     100
      Philam Equitable Life Assurance Company, Inc.                               Philippines      95
      Philam Insurance Company, Inc.                                              Philippines     100

--------------------------------------------------------------------------------
(1)  Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)  Also owned 0.01 percent by AIG Global Investment Corp.
(5)  Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)  Also owned 4.69 percent by AIG Memsa Holdings, Inc.
(8)  Also owned 10 percent by AIG Matched Funding Corp.
(9)  Also owned 10 percent by a subsidiary of American Life Insurance Company.
(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(12) Also owned by 11 other AIG subsidiaries.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 25.78 percent by AIG.
(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.
(19) 100 percent held together with AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.
(22) Also owned 30 percent by AIG Retirement Services, Inc.
(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.
(24) Also owned 5.6 percent by American International Company, Limited, 2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.
(25) Also owned 7.5 percent by AIG Egypt Insurance Company.
(26) Also owned 0.92 percent by American International Underwriters Overseas,
     Ltd.

     The Registrant is a separate account of American International Life Assurance Company of New York (Depositor).

     ITEM 27. NUMBER OF CONTRACT OWNERS

     As of March 20, 2008, there was one (1) owner of contracts of the class covered by this registration statement, one (1) qualified contract and zero
     (0) non-qualified contracts.

     ITEM 28. INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

     To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account B of American International Life Assurance Company of New York, which offers interests in variable life policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American International Life Assurance Company of New York affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   ---------------------------------------------------

Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX  77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President and Anti-Money Laundering Compliance
2727 Allen Parkway       Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   ---------------------------------------------------

Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                    NET
                    UNDERWRITING
NAME OF PRINCIPAL   DISCOUNTS AND   COMPENSATION    BROKERAGE
UNDERWRITER         COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------------   -------------   -------------   -----------   ------------
American General          0               0              0              0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American International Life Assurance Company of New York at its principal executive office located at 80 Pine Street, New York, New York 10005 or at American International Life Assurance Company of New York's Administrative Office located at 600 King Street (DPEN), Wilmington, Delaware 19801.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)  Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26)(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American International Life Assurance Company of New York represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American International Life Assurance Company of New York.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account A of American International Life Assurance Company of New York, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2008.

                                        VARIABLE ACCOUNT A OF AMERICAN
                                        INTERNATIONAL LIFE ASSURANCE COMPANY
                                        OF NEW YORK
                                        (Registrant)

                                        BY: AMERICAN INTERNATIONAL LIFE
                                            ASSURANCE COMPANY OF NEW YORK
                                            (On behalf of the Registrant and
                                            itself)


                                        BY: ROBERT F. HERBERT, JR.
                                            ------------------------------------
                                            ROBERT F. HERBERT, JR.
                                            SENIOR VICE PRESIDENT,
                                            TREASURER AND CONTROLLER

                                      AIL-1

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                               Title                       Date
-------------------------------------   -------------------------   --------------


RODNEY O. MARTIN, JR.                   Director and Chairman       April 29, 2008
-------------------------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER                       Director, President and     April 29, 2008
-------------------------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN                     Director, Executive         April 29, 2008
-------------------------------------   Vice President and
MARY JANE B. FORTIN                     Chief Financial Officer


M. BERNARD AIDINOFF                     Director                    April 29, 2008
-------------------------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG                      Director                    April 29, 2008
-------------------------------------
DAVID R. ARMSTRONG


PATRICK J. FOLEY                        Director                    April 29, 2008
-------------------------------------
PATRICK J. FOLEY


JAMES A. GALLI                          Director                    April 29, 2008
-------------------------------------
JAMES A. GALLI

                                      AIL-2

Signature                               Title                       Date
-------------------------------------   -------------------------   --------------


                                        Director                    April __, 2008
-------------------------------------
CECIL C. GAMWELL, III


JACK R. HARNES                          Director                    April 29, 2008
-------------------------------------
JACK R. HARNES


DAVID L. HERZOG                         Director                    April 29, 2008
-------------------------------------
DAVID L. HERZOG


RICHARD A. HOLLAR                       Director                    April 29, 2008
-------------------------------------
RICHARD A. HOLLAR


JOHN I. HOWELL                          Director                    April 29, 2008
-------------------------------------
JOHN I. HOWELL


DAVID W. O'LEARY                        Director                    April 29, 2008
-------------------------------------
DAVID W. O'LEARY


GARY D. REDDICK                         Director                    April 29, 2008
-------------------------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT                    Director                    April 29, 2008
-------------------------------------
CHRISTOPHER J. SWIFT

                                      AIL-3

                                                                       333-63412
                                                                       811-04865

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                        NATIONAL UNION FIRE INSURANCE
                                        COMPANY OF PITTSBURGH, PA.


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                       Date
-------------------------------------   -------------------------   --------------


*KRISTIAN P. MOOR                       Director and Chairman       April 29, 2008
-------------------------------------
 KRISTIAN P. MOOR


*JOHN Q. DOYLE                          Director and President      April 29, 2008
-------------------------------------
 JOHN Q. DOYLE


*ROBERT S. SCHIMEK                      Director, Chief Financial   April 29, 2008
-------------------------------------   Officer, Senior Vice
 ROBERT S. SCHIMEK                       President, and Treasurer


*M. BERNARD AIDINOFF                    Director                    April 29, 2008
-------------------------------------
 M. BERNARD AIDINOFF


*CHARLES H. DANGELO                     Director                    April 29, 2008
-------------------------------------
 CHARLES H. DANGELO


*DAVID NEIL FIELDS                      Director                    April 29, 2008
-------------------------------------
 DAVID NEIL FIELDS


*DAVID L. HERZOG                        Director                    April 29, 2008
-------------------------------------
 DAVID L. HERZOG


*ROBERT E. LEWIS                        Director                    April 29, 2008
-------------------------------------
 ROBERT E. LEWIS


*WIN J. NEUGER                          Director                    April 29, 2008
-------------------------------------
 WIN J. NEUGER


*NICHOLAS S. TYLER                      Director                    April 29, 2008
-------------------------------------
 NICHOLAS S. TYLER


*NICHOLAS C. WALSH                      Director                    April 29, 2008
-------------------------------------
 NICHOLAS C. WALSH


*MARK TIMOTHY WILLIS                    Director                    April 29, 2008
-------------------------------------
 MARK TIMOTHY WILLIS


*BY:  ROBERT S. SCHIMEK
      ---------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (13)(c) to the Registration Statement)

                                  EXHIBIT INDEX

Item 24. Exhibits

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1